Exhibit 10.1



                                CREDIT AGREEMENT

                          DATED AS OF JANUARY 14, 2005


                                      AMONG


                              INVACARE CORPORATION
                       AND CERTAIN BORROWING SUBSIDIARIES,

                            THE BANKS NAMED THEREIN,

                                       and


                            JPMORGAN CHASE BANK, N.A.
                                    as Agent

                          KEYBANK NATIONAL ASSOCIATION
                              as Syndication Agent

                          J.P. MORGAN SECURITIES, INC.

                                       and

                          KEYBANK NATIONAL ASSOCIATION,

                              as Co-Lead Arrangers








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                                TABLE OF CONTENTS
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
Article                                                                                                        Page

ARTICLE I         DEFINITIONS.....................................................................................1

                  1.1      Certain Definitions....................................................................1
                  1.2      Other Definitions; Rules of Construction..............................................16
                  1.3      Accounting Terms; GAAP................................................................16


ARTICLE II        THE COMMITMENTS AND THE ADVANCES...............................................................16

                  2.1      Commitments of the Banks..............................................................16
                  2.2      Bid-Option Loans......................................................................19

                           (a)      The Bid-Option...............................................................19
                           (b)      Bid-Option Quote Request.....................................................19
                           (c)      Invitation for Bid-Option Quotes.............................................20
                           (d)      Submission and Contents of Bid-Option Quotes.................................20
                           (e)      Notice to Borrower...........................................................21
                           (f)      Acceptance and Notice by Borrower............................................21
                           (g)      Allocation by Agent..........................................................22

                  2.3      Swing Loans...........................................................................22

                           (a)      Making of Swing Loans........................................................22
                           (b)      Swing Loan Borrowing Requests................................................22
                           (c)      Repayment of Swing Loans.....................................................23

                  2.4      Termination and Reduction of Revolving Credit Commitments;
                           Increases of Revolving Credit Commitments.............................................23
                  2.5      Fees     .............................................................................25
                  2.6      Disbursement of Advances..............................................................26
                  2.7      Conditions for Closing and First Disbursement.........................................28

                           (a)      Charter Documents............................................................28
                           (b)      By-Laws and Corporate Authorizations.........................................28
                           (c)      Incumbency Certificate.......................................................28
                           (d)      Loan Documents...............................................................29
                           (e)      Legal Opinion................................................................29
                           (f)      Consents, Approvals, Etc.....................................................29
                           (g)      2001 Credit Agreement & Bridge Credit Agreement..............................29
                           (h)      Solvency and Compliance Certificates.........................................29
                           (i)      Miscellaneous................................................................29

                  2.8      Further Conditions for Disbursement...................................................29
                  2.9      Subsequent Elections as to Borrowings.................................................30
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                  2.10     Limitation of Requests and Elections..................................................30
                  2.11     Minimum Amounts; Limitation on Number of Borrowings...................................31
                  2.12     Treasury Manager......................................................................31
                  2.13     Applicable Lending Installation.......................................................31


ARTICLE III       PAYMENTS AND PREPAYMENTS.......................................................................32

                  3.1      Principal Payments....................................................................32
                  3.2      Interest Payments.....................................................................33
                  3.3      Payment Method........................................................................34
                  3.4      No Setoff or Deduction................................................................35
                  3.5      Payment on Non-Business Day; Payment Computations.....................................36
                  3.6      Additional Costs......................................................................36
                  3.7      Illegality and Impossibility..........................................................37
                  3.8      Indemnification.......................................................................38


ARTICLE IV        REPRESENTATIONS AND WARRANTIES.................................................................38

                  4.1      Corporate Existence and Power.........................................................38
                  4.2      Corporate Authority...................................................................38
                  4.3      Binding Effect........................................................................38
                  4.4      Subsidiaries..........................................................................39
                  4.5      Litigation............................................................................39
                  4.6      Financial Condition...................................................................39
                  4.7      Use of Loans..........................................................................39
                  4.8      Consents, Etc.........................................................................39
                  4.9      Taxes    .............................................................................39
                  4.10     Title to Properties...................................................................40
                  4.11     ERISA    .............................................................................40
                  4.12     Environmental and Safety Matters......................................................40
                  4.13     No Material Adverse Change............................................................41
                  4.14     No Default............................................................................41
                  4.15     Compliance with Laws..................................................................41


ARTICLE V         COVENANTS         .............................................................................41

                  5.1      Affirmative Covenants.................................................................41

                           (a)      Preservation of Corporate Existence. Etc.....................................41
                           (b)      Compliance with Laws, Etc....................................................41
                           (c)      Maintenance of Properties; Insurance.........................................41
                           (d)      Reporting Requirements.......................................................42
                           (e)      Accounting; Access to Records, Books, Etc....................................42
                           (f)      Stamp Taxes..................................................................42
                           (g)      Further Assurances...........................................................42
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                  5.2      Negative Covenants....................................................................44

                           (a)      Interest Coverage Ratio......................................................44
                           (b)      Net Worth....................................................................44
                           (c)      Total Debt to Adjusted EBITDA................................................44
                           (d)      Liens........................................................................44
                           (e)      Merger; Etc..................................................................45
                           (f)      Disposition of Assets; Etc...................................................45
                           (g)      Nature of Business...........................................................46
                           (h)      Limitations on Indebtedness of Subsidiaries..................................46
                           (i)      Investments..................................................................46
                           (j)      Transactions with Affiliates.................................................47
                           (k)      Additional Covenants.........................................................47
                           (l)      Acquisitions.................................................................48
                           (m)      Dividends....................................................................48


ARTICLE VI          DEFAULT         .............................................................................48

                  6.1      Events of Default.....................................................................48

                           (a)      Nonpayment of Principal......................................................48
                           (b)      Nonpayment of Interest.......................................................48
                           (c)      Misrepresentation............................................................48
                           (d)      Certain Covenants............................................................48
                           (e)      Other Defaults...............................................................48
                           (f)      Cross Default................................................................48
                           (g)      Judgments....................................................................49
                           (h)      ERISA........................................................................49
                           (i)      Insolvency, Etc..............................................................49
                           (j)      Change of Control............................................................50
                           (k)      Loan Documents...............................................................50

                  6.2      Remedies .............................................................................50


ARTICLE VII         THE AGENT AND THE BANKS......................................................................51

                  7.1      Appointment and Authorization.........................................................51
                  7.2      Agent and Affiliates..................................................................51
                  7.3      Scope of Agent's Duties...............................................................51
                  7.4      Reliance by Agent.....................................................................52
                  7.5      Default  .............................................................................52
                  7.6      Liability of Agent....................................................................52
                  7.7      Nonreliance on Agent and Other Banks..................................................52
                  7.8      Indemnification.......................................................................53
                  7.9      Resignation of Agent..................................................................53
                  7.10     Sharing of Payments...................................................................53
                  7.11     Withholding Tax Exemption.............................................................54
                  7.12     Co-Agent, Documentation Agents, Syndication Agent, Etc................................55
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ARTICLE VIII      MISCELLANEOUS..................................................................................55

                  8.1      Amendments, Etc.......................................................................55
                  8.2      Notices  .............................................................................56
                  8.3      No Waiver By Conduct; Remedies Cumulative.............................................56
                  8.4      Reliance on and Survival of Various Provisions........................................57
                  8.5      Expenses; Indemnification.............................................................57
                  8.6      Successors and Assigns................................................................57
                  8.7      Counterparts..........................................................................60
                  8.8      Governing Law; Consent to Jurisdiction................................................60
                  8.9      Table of Contents and Headings........................................................60
                  8.10     Construction of Certain Provisions....................................................60
                  8.11     Integration and Severability..........................................................60
                  8.12     Independence of Covenants.............................................................61
                  8.13     Interest Rate Limitation..............................................................61
                  8.14     Confidentiality.......................................................................61
                  8.15     Waiver of Jury Trial..................................................................61
                  8.16     Unification of Certain Currencies.....................................................61
                  8.17     USA Patriot Act.......................................................................62


EXHIBITS

                           Exhibit A.......................    Assignment and Assumption
                           Exhibit B.......................    Bank Addition and Acknowledgment
                                                               Agreement
                           Exhibit C.......................    Designation of new Borrowing Subsidiary
                           Exhibit D.......................    Guaranty
                           Exhibit E.......................    Bid-Option Quote Request
                           Exhibit F.......................    Invitation for Bid-Option Quotes
                           Exhibit G.......................    Bid-Option Quote
                           Exhibit H.......................    Request for Revolving Credit Advance
                           Exhibit I.......................    Form of Legal Opinion
                           Exhibit J.......................    Compliance Certificate
                           Exhibit K.......................    Request for Continuation or Conversion
                                                                                 of Revolving Credit Loan

SCHEDULES
                           Pricing Schedule
                           Schedule 1.1....................    Commitments
                           Schedule 4.4....................    Subsidiaries
                           Schedule 4.5....................    Litigation
                           Schedule 4.12...................    Environmental Matters
                           Schedule 5.2(d).................    Liens
                           Schedule 5.2(i).................    Investments

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                                CREDIT AGREEMENT

     THIS CREDIT AGREEMENT, dated as of January 14, 2005 (as amended or modified from time to time, this "Agreement"), is by and among INVACARE CORPORATION, an Ohio corporation (the "Company"), each of the Subsidiaries of the Company designated in Section 1.1 as a Borrowing Subsidiary (individually, a "Borrowing Subsidiary" and collectively, the "Borrowing Subsidiaries") (the Company and the Borrowing Subsidiaries may each be referred to as a "Borrower" and, collectively, as the "Borrowers"), Invacare Corporation, as treasury manager for the Borrowers (the "Treasury Manager") and the Banks set forth on the signature pages hereof (collectively, the "Banks" and individually, a "Bank") and JPMORGAN CHASE BANK, N.A., a national banking association, successor by merger with Bank One, NA, as administrative agent for the Banks (in such capacity, the "Agent").

                                  INTRODUCTION

     Pursuant to the terms of this Agreement, the Borrowers desire to obtain a revolving credit facility, including letters of credit, in the aggregate principal amount of $450,000,000 (or the equivalent thereof in any other Permitted Currency), in order to refinance certain existing indebtedness under the 2001 Credit Agreement (as defined herein) and the Bridge Credit Agreement (as defined herein) and provide funds for their general corporate purposes, and the Banks are willing to establish such a credit facility in favor of the Borrowers on the terms and conditions herein set forth.

         In consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:


                                    ARTICLE I
                                   DEFINITIONS

     1.1 Certain Definitions. As used herein the following terms shall have the following respective meanings:

          "Absolute Rate" means, with respect to an Absolute Rate Loan made by a given Bank for the relevant Absolute Rate Interest Period, the rate of interest per annum (rounded to the nearest 1/100 of 1%) offered by such Bank and accepted by a Borrower pursuant to Section 2.2.

          "Absolute Rate Advance" means a borrowing hereunder consisting of the aggregate amount of the several Absolute Rate Loans made by some or all of the Banks to a Borrower at the same time and for the same Absolute Rate Interest Period.

          "Absolute Rate Auction" means a solicitation of Bid-Option Quotes setting forth Absolute Rates pursuant to Section 2.2.

          "Absolute  Rate Interest  Period"  means,  with respect to an Absolute
     Rate Advance, a period of not less than 14 and not more than 180 days commencing on a Business Day selected by a Borrower pursuant to this Agreement. If such Absolute Rate Interest Period would end on a day which is not a Business Day, such Absolute Rate Interest Period shall end on the next succeeding Business Day.

          "Absolute Rate Loan" means a Loan which bears interest at an Absolute Rate.

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          "Acquisition"  shall  mean any  transaction,  or any series of related transactions, consummated on or after the date of this Agreement, by which the Company or any of its Subsidiaries (i) acquires any going business or all or substantially all of the assets of any firm, corporation or limited liability company, or division thereof, whether through purchase of assets, merger or otherwise or (ii) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) or a majority (by percentage or voting power) of the outstanding ownership interests of a partnership or limited liability company.

          "Adjusted EBITDA" shall mean , with respect to any person, for any period, the sum of (a) EBIT for such period, plus (b) all amounts deducted in determining such EBIT on account of depreciation and amortization expense, minus (c) any extraordinary, unusual or non-recurring gains or other income (or plus any extraordinary, unusual or non-recurring non-cash losses) not from the continuing operations of the Company and its Subsidiaries, and related tax effects, in accordance with GAAP. Notwithstanding anything herein, in any financial statements of the Company or in GAAP to the contrary, for purposes of calculating and determining Adjusted EBITDA, (i) any Acquisition made by the Company or any of its Subsidiaries, including through mergers or consolidations and including any related financing transactions, during the period for which such Adjusted EBITDA was calculated shall be deemed to have occurred on the first day of the relevant period for which such Adjusted EBITDA was calculated on a pro forma basis acceptable to the Agent, but without giving effect to any projected synergies resulting from such Acquisition and (ii) any amounts which are attributable to any asset, investment or person which has been divested by the Company or any Subsidiary during the period for which such Adjusted EBITDA was calculated shall be excluded from the calculation of Adjusted EBITDA and such divestiture shall be deemed to have occurred on the first day of the relevant period for which such Adjusted EBITDA was calculated.

          "Administrative Questionnaire" means an Administrative Questionnaire in a form supplied by the Agent.

          "Advance" shall mean any Loan and any Letter of Credit Advance.

          "Affiliate" when used with respect to any person shall mean any other person which, directly or indirectly, controls or is controlled by or is under common control with such person. For purposes of this definition "control" (including the correlative meanings of the terms "controlled by" and "under common control with"), with respect to any person, shall mean possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities or by contract or otherwise.

          "Aggregate Commitments" means, at any time, the aggregate amount of the Commitments of all Banks at such time.

          "Aggregate Revolving Credit Commitments" means, at any time, the aggregate amount of the Revolving Credit Commitments of all Banks at such time.

          "Alternate Currency" means (i) so long as such currencies remain Eligible Currencies, Canadian Dollars, Australian Dollars and Euro, and
     (ii) any other Eligible Currency which the Company requests the Agent to include as an Alternate Currency hereunder and which is acceptable to one-hundred percent (100%) of the applicable Alternate Currency Banks; and with respect to which an Alternate Currency Addendum has been executed among the Company, a Borrowing Subsidiary, one or more Alternate Currency Banks and the Agent in connection therewith.

          "Alternate Currency Addendum" means a schedule and addendum entered into among the Company, a Borrowing Subsidiary, one or more Alternate Currency Banks and the Agent, in form and substance satisfactory to the Agent, the Company, such Borrowing Subsidiary and such Alternate Currency Banks party thereto.

          "Alternate Currency Bank" means any Bank (including any Applicable Lending Installation) party to an Alternate Currency Addendum.

          "Alternate Currency Commitment" means, for each Alternate Currency Bank for each Alternate Currency, the obligation of such Alternate Currency Bank to make Alternate Currency Loans not exceeding the Dollar Equivalent set forth in the applicable Alternate Currency Addendum, as such amount may be modified from time to time pursuant to the terms of this Agreement and the applicable Alternate Currency Addendum.

          "Alternate Currency Facility" means each credit facility established pursuant to Sections 2.1(b) and (d).

          "Alternate Currency Loan" means any Loan denominated in an Alternate Currency made by the Agent or one or more of the Alternate Currency Banks to a Borrower pursuant to this Agreement and the applicable Alternate Currency Addendum.

          "Applicable Fee Rate" shall mean, at any time, the percentage rate per annum at which facility fees are accruing on the Commitments (without regard to usage) and at which letter of credit fees are paid on Letters of Credit, in each case, at such time as set forth in the Pricing Schedule.

          "Applicable Lending Installation" shall mean, with respect to any Bank, any office(s), agency(ies), branch(es), Subsidiary(ies) or Affiliate(s) of such Bank selected by such Bank and notified to the Company and the Agent by such Bank from time to time and, with respect to the Agent, any office(s), agency(ies), branch(es), Subsidiary(ies) or Affiliate(s) of the Agent selected by the Agent and notified to the Company from time to time.

          "Applicable Margin" means, with respect to Advances of any type at any time, the percentage rate per annum which is applicable at such time with respect to Advances of such Type as set forth in the Pricing Schedule.

          "Approved Fund" has the meaning  assigned to such term in Section 8.6.

          "Assignment and Assumption" means an assignment and assumption entered into by a Bank and an assignee (with the consent of any party whose consent is required by Section 8.6), and accepted by the Agent, in the form of Exhibit A or any other form approved by the Agent.

          "Australian Dollars" or "AUS$" shall mean the lawful currency of Australia.

          "Bank Addition and Acknowledgement Agreement" means an agreement in substantially the form of Exhibit B hereto, with such changes thereto as approved by the Agent.

          "Bank Obligations" shall mean all indebtedness, obligations and liabilities, whether now owing or hereafter arising, direct, indirect, contingent or otherwise, of the Borrowers to the Agent or any Bank pursuant to the Loan Documents.

          "Bid-Option   Auction"   shall  mean  an  Absolute   Rate  Auction  or
     Eurocurrency Auction, or both, as the case may be.

          "Bid-Option   Interest   Period"  shall  mean  with  respect  to  each
     Bid-Option Borrowing, the Absolute Rate Interest Period or Eurocurrency Interest Period, or both, as the case may be.

          "Bid-Option Loan" shall mean Eurocurrency Bid Rate Loan or an Absolute Rate Loan, or both, as the case may be.

          "Bid-Option Percentage" shall mean, with respect to any Bank, the percentage of the aggregate outstanding principal amount of the Bid-Option Loans of all the Banks represented by the outstanding principal amount of the Bid-Option Loans of such Bank.

          "Bid-Option Quote" shall mean an offer by a Bank to make a Bid-Option Loan in accordance with Section 2.2(d).


          "Bid-Option  Quote Request" shall have the meaning ascribed thereto in
     Section 2.2(b).

          "Bill" shall mean a bill of exchange as defined in the Australian Bills of Exchange Act 1909, as amended, or any successor act or code, but shall not include a check.

          "Borrowing" shall mean the aggregation of Advances made to any Borrower, or continuations and conversions of such Advances, made pursuant to Article II on a single date and for a single Interest Period. A Borrowing may be referred to for purposes of this Agreement by reference to the type of Loan comprising the relating Borrowing, e.g., a "Floating Rate Borrowing" if such Loans are Floating Rate Loans, an "Eurocurrency Rate Borrowing" if such Loans are Eurocurrency Rate Loans or a "Bid-Option Borrowing" if such Loans are Bid-Option Loans.

          "Borrowing Subsidiary" shall mean any Subsidiary of the Company party to this Agreement on the Effective Date and any other Subsidiary of the Company upon request by the Company to the Agent for designation of such Subsidiary as a "Borrowing Subsidiary" hereunder from time to time so long as (a) the Company guarantees the obligations of such new Borrowing Subsidiary pursuant to the terms of the Guaranty, (b) such new Borrowing Subsidiary delivers all corporate or organizational documents and authorizing resolutions reasonably requested by the Agent and (c) the Borrowers and such new Borrowing Subsidiary execute an agreement in the form of Exhibit C attached hereto and all agreements and take such other action reasonably requested by Agent.

          "Bridge Credit Agreement" shall mean the bridge credit agreement dated as of September 1, 2004 among the Company, the banks party thereto and JPMorgan Chase Bank, N.A., successor by merger with Bank One, NA, as agent, as amended or modified from time to time.

          "Business Day" shall mean a day other than a Saturday, Sunday or other day on which (a) the Agent is not open to the public for carrying on substantially all of its banking functions or (b) if such reference relates to the date for payment or purchase of any amount or deposit denominated in any currency other than Dollars, banks are not generally open to the public for carrying on substantially all of their banking functions in London, England and in the principal financial center of the country issuing such currency.

          "Canadian Dollars" or "C$" shall mean the lawful currency of Canada.

          "Capital Lease" of any person shall mean any lease which, in accordance with GAAP, is capitalized on the books of such person.

          "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations thereunder.

          "Commitment" shall mean, with respect to each Bank, its Revolving Credit Commitment, and, as applicable, its Alternate Currency Commitment.

          "Competitive   Bid  Margin"  means  the  margin  above  or  below  the
     applicable Eurocurrency Base Rate (adjusted for reserve costs, if applicable) offered for a Eurocurrency Bid Rate Loan, expressed as a percentage (rounded to the nearest 1/100 of 1%) to be added or subtracted from such Eurocurrency Base Rate.

          "Consolidated" or "consolidated" shall mean, when used with reference to any financial term in this Agreement, the aggregate for the Company and its consolidated Subsidiaries of the amounts signified by such term for all such persons determined on a consolidated basis in accordance with GAAP.

          "Consolidated Interest Expense" means, for any period, all interest accrued by the Company and its Subsidiaries calculated on a consolidated basis during such period.

          "Consolidated Net Income" of any person shall mean, for any period, the net income (after deduction for income and other taxes of such person determined by reference to income or profits of such person) for such period (but without reduction for any net loss incurred for any fiscal year during such period), all as determined in accordance with GAAP.

          "Consolidated Total Assets" means, as of any date, the total assets of the Company and the Subsidiaries, determined in accordance with GAAP, as set forth on the consolidated balance sheet of the Company as of such date.

          "Contingent Liabilities" of any person shall mean, as of any date, all obligations of such person or of others for which such person is contingently liable, as obligor, guarantor, surety or in any other capacity, or in respect of which obligations such person assures a creditor against loss or agrees to take any action to prevent any such loss (other than endorsements of negotiable instruments for collection in the ordinary course of business), including without limitation (i) all reimbursement obligations of such person in respect of any letters of credit, surety bonds or similar obligations; (ii) all obligations of such person to advance funds to, or to purchase assets, property or services from, any other person in order to maintain the financial condition of such other person; and (iii) any contingent consideration payable in connection with any Acquisition to the extent that such person is contractually obligated to make such payment and the amount of such payment can be and has been determined.

          "Default"  shall mean any of the  events or  conditions  described  in
     Section 6.1 which might become an Event of Default with notice or lapse of time or both.

         "Denmark Kroner" or "DK" shall mean the lawful currency of Denmark.

          "Designated Borrower" shall mean, in relation to any Advance, the Borrower nominated by the Treasury Manager as the Designated Borrower in the request for such Advance.

          "Dollar Equivalent" of an amount denominated in any currency other than Dollars, as of any date of determination, shall mean the quotient of
     (i) such amount divided by (ii) the number of units of such other currency (stated as a decimal if less than 1.0) which could be purchased with one
     (1) Dollar at the spot or other relevant rate of exchange quoted by the Agent at approximately 11:00 a.m. London time on such date, which rate of exchange shall be substantially representative of the market rate.

          "Dollars" and "$" shall mean the lawful money of the United States of America.

          "Domestic Subsidiary" means each subsidiary organized under the laws of a jurisdiction within the United States.

          "EBIT" shall mean, with respect to any person, for any period, the sum of (a) operating net income or loss plus (b) all amounts deducted in determining such operating net income or loss on account of (i) Consolidated Interest Expense and (ii) taxes based on or measured by income, all as determined in accordance with GAAP, plus (c) the amount of any one-time charge taken as a result of the cumulative effect from changes to GAAP after the Effective Date.

         "Effective Date" shall mean January 14, 2005.

          "Eligible Currency" shall mean any currency other than Dollars that is readily available, freely traded, in which deposits are customarily offered to banks in the London interbank market, convertible into Dollars in the international interbank market and as to which the Dollar Equivalent may be readily calculated. If, after the designation by the Banks of any currency as a Foreign Syndicated Currency or by the Alternate Currency Banks as an Alternate Currency, currency control or other exchange regulations are imposed in the country in which such currency is issued with the result that different types of such currency are introduced, such country's currency is, in the determination of the Agent, no longer readily available or freely traded or as to which, in the determination of the Agent, a Dollar Equivalent is not readily calculable, then the Agent shall promptly notify the Company, and such country's currency shall no longer be a Foreign Currency until such time as the Agent agrees to reinstate such country's currency as a Foreign Currency and promptly, but in any event within five (5) Business Days of receipt of such notice from the Agent, the Borrowers with respect to such Foreign Currency shall repay all Loans in such affected currency or convert such Loans into Loans in Dollars or a Foreign Currency, as applicable, subject to the other terms of this Agreement.

          "Environmental Laws" at any date shall mean all provisions of law, statute, ordinances, rules, regulations, judgments, writs, injunctions, decrees, orders, awards and standards which are applicable to any Borrower or any Subsidiary and promulgated by the government of the United States of America or any foreign government or by any state, province, municipality or other political subdivision thereof or therein or by any court, agency, instrumentality, regulatory authority or commission of any of the foregoing concerning the protection of, or regulating the discharge of substances into, the environment.

         "Equalized Share" is defined in Section 2.1(f).

          "Equivalent" of an amount of one currency (the "first currency") denominated in another currency (the "second currency"), as of any date of determination, shall mean the amount of the second currency which could be purchased with the amount of the first currency at the most favorable spot exchange rate quoted by the Agent at approximately 11:00 a.m. local time of the Applicable Lending Installation on such date, which rate shall be substantially representative of the market rate.

          "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations thereunder.

          "ERISA Affiliate" shall mean, with respect to any person, any trade or business (whether or not incorporated) which, together with such person or any Subsidiary of such person, would be treated as a single employer under
     Section 414 of the Code.

          "Euro" and/or "EUR" means the euro  referred to in council  Regulation
     (EC) No. 1103/97 dated June 17, 1997 passed by the Council of the European Union or, if different, the then lawful currency of the member states of the European Union that participate in the third stage of Economic and Monetary Union.

          "Eurocurrency Auction" means a solicitation of Bid-Option Quotes setting forth Competitive Bid Margins pursuant to Section 2.2.

          "Eurocurrency Base Rate" applicable to any Eurocurrency Interest Period means:

          (a) in the case of any Eurocurrency Rate Loans denominated in Dollars for the relevant Eurocurrency Interest Period, the rate per annum obtained by dividing (i) the per annum rate of interest equal to the applicable British Bankers' Association Interest Settlement Rate for deposits in Dollars appearing on Reuters Screen FRBD as of 11:00 a.m. (London time) two Business Days prior to the first day of such Eurocurrency Interest Period, and having a maturity equal to such Eurocurrency Interest Period, provided that, (x) if Reuters Screen FRBD is not available to the Agent for any reason, the applicable rate for the relevant Eurocurrency Interest Period shall instead be the applicable British Bankers' Association Interest Settlement Rate for deposits in Dollars as reported by any other generally recognized financial information service as of 11:00 a.m. (London time) two Business Days prior to the first day of such Eurocurrency Interest Period, and having a maturity equal to such Eurocurrency Interest Period, and (y) if no such British Bankers' Association Interest Settlement Rate is available, the applicable rate for the relevant Eurocurrency Interest Period shall instead be the rate determined by the Agent to be the rate at which JPMCB offers to place deposits in Dollars with first-class banks in the London interbank market at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Eurocurrency Interest Period, in the approximate amount of JPMCB 's relevant Eurocurrency Rate Loan and having a maturity equal to such Eurocurrency Interest Period, such sum to be rounded up, if necessary, to the nearest whole multiple of one one-hundredth of one percent (1/100 of 1%) by (ii) an amount equal to one minus the stated maximum rate (expressed as a decimal) of all reserve requirements including, without limitation, any marginal, emergency, supplemental, special or other reserves, that is specified on the first day of such Eurocurrency Interest Period by the Board of Governors of the Federal Reserve System (or any successor agency thereto) for determining the maximum reserve requirement with respect to eurocurrency funding (currently referred to as "Eurocurrency liabilities" in Regulation D of such Board) maintained by a member bank of such System, such sum to be rounded up, if necessary, to the nearest whole multiple of one one-hundredth of one percent (1/100 of 1%), all as conclusively determined by the Agent, absent manifest error;

          (b) In the case of any Eurocurrency Rate Loans denominated in any Foreign Syndicated Currency for the relevant Eurocurrency Interest Period, the rate per annum obtained by dividing (i) the per annum rate of interest equal to the applicable British Bankers' Association Interest Settlement Rate for deposits in the applicable Foreign Syndicated Currency appearing on the applicable Reuters Screen for such Foreign Syndicated Currency as of 11:00 a.m. (London time) two Business Days prior to the first day of such

     Eurocurrency Interest Period, and having a maturity equal to such Eurocurrency Interest Period, provided that, (x) if the applicable Reuters Screen for such Foreign Syndicated Currency is not available to the Agent for any reason, the applicable rate for the relevant Eurocurrency Interest Period shall instead be the applicable British Bankers' Association Interest Settlement Rate for deposits in the applicable Foreign Syndicated Currency as reported by any other generally recognized financial information service as of 11:00 a.m. (London time) two Business Days prior to the first day of such Eurocurrency Interest Period, and having a maturity equal to such Eurocurrency Interest Period, and (y) if no such British Bankers' Association Interest Settlement Rate is available, the applicable rate for the relevant Eurocurrency Interest Period shall instead be the rate determined by the Agent to be the rate at which JPMCB offers to place deposits in the applicable Foreign Syndicated Currency with first-class banks in the London interbank market at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Eurocurrency Interest Period, in the approximate amount of JPMCB's relevant Eurocurrency Rate Loan and having a maturity equal to such Eurocurrency Interest Period, such sum to be rounded up, if necessary, to the nearest whole multiple of one one-hundredth of one percent (1/100 of 1%), divided by (ii) an amount equal to one minus the stated maximum rate (expressed as a decimal) of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves) and other fees, charges and other requirements similar thereto or the functional equivalent thereof which the Agent determines to be market practice to take into account in determining the Eurocurrency Base Rate that are specified on the first day of such Interest Period by the Board of Governors of the Federal Reserve System (or any successor agency thereto) for determining the maximum reserve requirement with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities" in Regulation D of such Board) maintained by a member bank of such System or by any other governmental entity, foreign or domestic, such sum to be rounded up, if necessary, to the nearest whole multiple of one one-hundredth of one percent (1/100 of 1%), all as conclusively determined by the Agent (absent manifest error); provided that with respect to any Eurocurrency Rate Loans in any Foreign Syndicated Currency, an alternative formula shall apply if
     (a) the Borrower and the Agent shall have agreed to such alternative formula, (b) such formula is based on the rate determined pursuant to clause (i) above and (c) the Agent shall have determined that such alternative formula more accurately compensates the Banks for the cost of maintaining reserves and similar requirements in respect of such Eurocurrency Rate Loans.

          "Eurocurrency Bid Rate" means, with respect to a Eurocurrency Bid Rate Loan made by a given Bank for the relevant Eurocurrency Interest Period, the sum of (i) the quotient of (a) the Eurocurrency Base Rate applicable to such Interest Period, divided by (b) one minus the Reserve Requirement (expressed as a decimal) applicable to such Interest Period, plus (ii) the Competitive Bid Margin offered by such Bank and accepted by a Borrower.

          "Eurocurrency Bid Rate Advance" means a Competitive Bid Advance which bears interest at a Eurocurrency Bid Rate.

          "Eurocurrency Bid Rate Loan" means a Loan which bears interest at a Eurocurrency Bid Rate.

          "Eurocurrency Business Day" shall mean, with respect to any Eurocurrency Rate Loan, a day which is both a Business Day and a day on which dealings in Dollar deposits or the relevant Foreign Currency are carried out in the relevant interbank market.

          "Eurocurrency Interest Period" shall mean, with respect to any Eurocurrency Rate Loan, the period commencing on the day such Eurocurrency Rate Loan is made or converted to a Eurocurrency Rate Loan and ending on the date one, two, three or six months thereafter or such other (longer or shorter) period mutually agreed upon among the Agent, the Banks and the Company, as any Borrower may elect under Section 2.6 or 2.9, provided, however, that (a) any Eurocurrency Interest Period which commences on the last Eurocurrency Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Eurocurrency Business Day of the appropriate subsequent calendar month, (b) each Eurocurrency Interest Period which would otherwise end on a day which is not a Eurocurrency Business Day shall end on the next succeeding Eurocurrency Business Day or, if such next succeeding Eurocurrency Business Day falls in the next succeeding calendar month, on the next preceding Eurocurrency Business Day, and (c) no Eurocurrency Interest Period which would end after the Termination Date shall be permitted.

          "Eurocurrency Rate" means, with respect to any Eurocurrency Rate Loan for any Eurocurrency Interest Period or portion thereof, the per annum rate that is equal to the sum of (a) the Applicable Margin, plus (b) the Eurocurrency Base Rate; which Eurocurrency Rate shall change simultaneously with any change in the margin described in clause (a) above.

          "Eurocurrency Rate Loan" means any Loan which bears interest at the Eurocurrency Rate.

          "Event of Default" shall mean any of the events or conditions described in Section 6.1.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and the regulations thereunder.

          "Federal Funds Rate" shall mean the per annum rate that is equal to the per annum rate established and announced by the Agent from time to time as the opening federal funds rate paid or payable by the Agent in its regional federal funds market for overnight borrowings from other banks; as conclusively determined by the Agent, absent manifest error, such rate to be rounded up, if necessary, to the nearest whole multiple of one one-hundredth of one percent (1/100 of 1%), which Federal Funds Rate shall change simultaneously with any change in such announced rates.

          "Fixed Rate Loan" shall mean any Fixed Rate Revolving Credit Loan or Bid-Option Loan.

         "Fixed Rate Revolving Credit Loan" means any Eurocurrency Rate Loan.

          "Floating  Rate" shall mean the per annum rate equal to the greater of
     (i) the Prime Rate in effect from time to time, or (ii) the sum of one-half of one percent (1/2 of 1%) per annum plus the Federal Funds Rate in effect from time to time; which Floating Rate shall change simultaneously with any change in such Prime Rate or Federal Funds Rate, as the case may be.

         "Floating Rate Loan" shall mean any Revolving Credit Loan which bears interest at the Floating Rate.

          "Foreign Currency" shall mean any Foreign Syndicated Currency or Alternate Currency.

          "Foreign Bank" means any Bank that is organized under the laws of a jurisdiction other than that in which any Borrower is located. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

          "Foreign Subsidiary" shall mean any Subsidiary of the Company that is not a Domestic Subsidiary.

          "Foreign Syndicated Currency" shall mean any currency which is an Eligible Currency and approved by the Agent; provided, that, subject to the terms of this Agreement (including without limitation Section 3.7), Pounds

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
     Sterling, Denmark Kroner and Euro shall be deemed approved by the Agent and shall be deemed to be Foreign Syndicated Currencies unless designated by the Company as an Alternate Currency, in which case such currency shall be an Alternate Currency if agreed to by all Alternate Currency Banks lending such Alternate Currency and the Agent.

          "GAAP" shall mean generally accepted accounting principles in the United States of America.

          "Guaranty" shall mean the guaranty entered into by the Company for the benefit of the Agent and the Banks pursuant to this Agreement in the form of Exhibit D hereto, as amended or modified from time to time.

          "ICC" shall mean Invacare Credit Corp., an Ohio corporation, together with its successors and assigns.

          "Indebtedness" shall mean (i) indebtedness for borrowed money, (ii) obligations evidenced by bonds, debentures, notes or other similar instruments, (iii) obligations to pay the deferred purchase price of property or services, except for trade accounts payable arising in the ordinary course of business that are not more than 90 days past due or as are reasonably being contested, (iv) obligations as lessee under leases which have been in accordance with GAAP, recorded as Capital Leases, (v) obligations to purchase property or services if payment is required regardless of whether such property is delivered or services are performed (generally called "take or pay" contracts), but such obligations shall only be included in an amount equal to the difference between the amount of the required payment and the value to the Company or a Subsidiary of the Company of the goods or services required to be delivered in connection with such required payment, (vi) obligations in respect of currency or interest rate swaps or comparable transactions valued at the maximum termination payment payable by the obligor, other than any such contracts entered into as hedges against Indebtedness of the kinds referred to in clauses (i) and (ii) above; provided, that, for purposes of Section 6.1(f) only, such contracts shall be included in "Indebtedness", (vii) any obligation of any Person other than the Company or its Subsidiaries, if such obligation is secured by any lien on the property of the Company or any of its Subsidiaries, provided that, the amount of any such Indebtedness shall be limited to the greater of the then book value or fair market value of the property securing any such lien, (viii) liabilities in respect of unfunded vested benefits under plans covered by Title IV of ERISA, (ix) Off-Balance Sheet Liabilities, and (x) Contingent Liabilities with respect to any of the foregoing.

          "Interest Coverage Ratio" shall mean, as of any date, the ratio of (a) Consolidated EBIT as calculated for the four most recently ended consecutive fiscal quarters of the Company to (b) Consolidated Interest Expense as calculated for the same four fiscal quarters.

          "Interest Payment Date" shall mean (a) with respect to any Eurocurrency Rate Loan or Bid-Option Loan, the last day of each Interest Period with respect to such Eurocurrency Rate Loan or Bid-Option Loan and, in the case of any Interest Period exceeding three months, those days that occur during such Interest Period at intervals of three months after the first day of such Interest Period, (b) with respect to any Alternate Currency Loan, the date specified as the date on which interest is payable in the applicable Alternate Currency Addendum, (c) with respect to any Swing Loan, the date specified as the date on which interest is payable in
     Section 2.1(b), and (d) in all other cases, within five (5) days of receipt of an invoice containing a computation of interest due, which invoice shall be prepared as of the last Business Day of each March, June, September and December occurring after the date hereof, commencing with the first such Business Day occurring after the date of this Agreement.

          "Interest Period" shall mean any Eurocurrency Interest Period or Bid-Option Interest Period.

          "Invitation for Bid-Option Quotes" shall mean an invitation for Bid-Option Quotes in the form referred to in Section 2.2(c).

          "Investments" shall mean all investments, in cash or by delivery of property, made, directly or indirectly, in any Person, whether by acquisition of shares of Capital Stock, indebtedness or other obligations or securities or by loan, advance, capital contribution or otherwise; provided, however, that "Investments" shall not mean or include routine investments in property to be used or consumed in the ordinary course of business.

          "JPMCB" means JPMorgan Chase Bank, N.A., together with its successors and assigns.

          "Lease  Receivables   Securitization   Transaction"  means  any  asset
     securitization transaction associated with any leasing or commercial purchase program of the Company, ICC or any other wholly owned Subsidiary.

          "Letter of Credit" shall mean a standby letter of credit issued by the Agent on behalf of the Banks for the account of any Borrower under an application and related documentation acceptable to the Agent requiring, among other things, immediate reimbursement by such Borrower to the Agent in respect of all drafts or other demand for payment honored thereunder and all expenses paid or incurred by the Agent relative thereto. Each letter of credit issued and outstanding under the 2001 Credit Agreement shall be deemed outstanding hereunder and a Letter of Credit for all purposes of this Agreement and the other Loan Documents.

          "Letter of Credit Advance" shall mean any issuance of a Letter of Credit under Section 2.6 made pursuant to Section 2.1 in which each Bank acquires a pro rata risk participation (based on such Bank's Revolving Credit Commitment) pursuant to Section 2.6(e).

          "Lien" shall mean any pledge, assignment, deed of trust, hypothecation, mortgage, security interest, conditional sale or title retaining contract, financing statement filing, or any other type of lien, charge, encumbrance or other similar claim or right.

          "Loan" shall mean any Revolving Credit Loan, any Alternate Currency Loan, any Swing Loan or any Bid-Option Loan, as the context may require.

          "Loan  Documents"  shall  mean this  Agreement,  the  Letter of Credit
     Documents, the Guaranty, the Alternate Currency Addendums, any other agreement, note, instrument or document executed at any time in connection with this Agreement.

          "Margin   Stock"  shall  mean  Margin  Stock  within  the  meaning  of
     Regulation U of the Board of Governors of the Federal Reserve System.

          "Material Adverse Effect" means a material adverse effect on (i) the business, property, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries taken as a whole, or (ii) the validity or enforceability of any of the Loan Documents or the rights or remedies of the Agent or the Banks thereunder.

          "Multiemployer Plan" shall mean any "multiemployer plan" as defined in
     Section 4001(a)(3) of ERISA or Section 414(f) of the Code.

          "National Currency Unit" means the unit of currency (other than a Euro unit) of each member state of the European Union that participates in the third stage of Economic and Monetary Union.

          "Net Worth" of any person shall mean, as of any date, the amount of stockholders' equity, exclusive of the cumulative effect of Other Comprehensive Earnings (either positive or negative), all on a consolidated basis and in accordance with GAAP.

          "Notice  of  Bid-Option  Loan"  shall  have the  meaning  set forth in
     Section 2.2(f).

          "Off-Balance Sheet Liability" of a person means (i) any repurchase obligation or liability of such person with respect to accounts or notes receivable sold by such person, (ii) any liability under any sale and leaseback transaction which is not a Capital Lease, (iii) any liability under any so-called "synthetic lease" transaction entered into by such person, or (iv) any obligation arising with respect to any other transaction which is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the balance sheets of such person, but excluding from this clause (iv) Operating Leases.

          "Operating Lease" of a person means any lease of property (other than a Capital Lease) by such person as lessee which has an original term (including any required renewals and any renewals effective at the option of the lessor) of one year or more.

          "Other Comprehensive Earnings (Loss)" shall mean the reported increases or decreases in the Company's reported Net Worth resulting from
     (a) foreign currency translation adjustments, (b) unrealized gains (losses) on available securities held for sale, and (c) the cumulative effect of the Company's adoption of FAS 133.

          "Overdue Rate" shall mean (a) in respect of principal of Floating Rate Loans, a rate per annum that is equal to the sum of two percent (2%) per annum plus the Floating Rate, (b) in respect of principal of Fixed Rate Loans, a rate per annum that is equal to the sum of two percent (2%) per annum plus the per annum rate in effect thereon until the end of the then current Interest Period for such Loan and, thereafter, a rate per annum that is equal to the sum of two percent (2%) per annum plus, with respect to Loans denominated in Dollars, the Floating Rate and, with respect to Loans denominated in any other Permitted Currency, the relevant interbank rate for such Permitted Currency plus the Applicable Margin, and (c) in respect of other amounts payable by any Borrower hereunder (other than interest), a per annum rate that is equal to the sum of two percent (2%) per annum plus the Floating Rate or, with respect to any Alternate Currency Loan, such other overdue rate, if any, as specified in the applicable Alternate Currency Addendum.

          "Participant" has the meaning set forth in Section 8.6.

          "PBGC" shall mean the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

          "Permitted Currency" shall mean any Alternate Currency and any Syndicated Currency.

          "Permitted Liens" shall mean Liens permitted by Section 5.2(d) hereof.

          "Person" or "person" shall include an individual, a corporation, a limited liability company, an association, a partnership, a trust or estate, a joint stock company, an unincorporated organization, a joint venture, a trade or business (whether or not incorporated), a government (foreign or domestic) and any agency or political subdivision thereof, or any other entity.

          "Plan" shall mean, with respect to any person, any pension plan (other than a Multiemployer Plan) subject to Title IV of ERISA or to the minimum funding standards of Section 412 of the Code which has been established or maintained by such person, any Subsidiary of such person or any ERISA Affiliate, or by any other person if such person, any Subsidiary of such person or any ERISA Affiliate could have liability with respect to such pension plan.

          "Pounds Sterling" or "Pounds" shall mean the lawful currency of the United Kingdom.

          "Pricing Schedule" means the Schedule attached hereto identified as such.

          "Prime Rate" shall mean the per annum rate announced or established by the Agent from time to time as its "prime rate" (it being acknowledged that such announced rate may not necessarily be the lowest rate charged by the Agent to any of its customers), which Prime Rate shall change simultaneously with any change in such announced or established rates.

          "Prohibited   Transaction"  shall  mean  any  non-exempt   transaction
     involving any Plan which is proscribed by Section 406 of ERISA or Section 4975 of the Code.

          "Pro Rata Share" means, for each Bank, the ratio of such Bank's Commitment to the Aggregate Commitments, provided, that (a) with respect to Revolving Credit Loans, Letter of Credit Advances and Swing Loans, Pro Rata Share means, for each Bank, the ratio such Bank's Revolving Credit Commitment bears to the Aggregate Revolving Credit Commitments, and (b) with respect to Alternate Currency Loans for any Alternate Currency Facility, Pro Rata Share means, for each Alternate Currency Bank for each Alternate Currency Facility, the ratio such Alternate Currency Bank's Alternate Currency Commitment for such Alternate Currency Facility bears to the aggregate Alternate Currency Commitments for such Alternate Currency Facility. If at any time the Commitments have been terminated, the amount of any Commitment for the purposes of this definition of "Pro Rata Share" only shall be deemed equal to the amount of such Commitment immediately prior to its termination.

          "Register" has the meaning set forth in Section 8.6.

          "Related Parties" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

          "Reportable  Event"  shall mean a  reportable  event as  described  in
     Section 4043(b) of ERISA including those events as to which the thirty (30) day notice period is waived under Part 2615 of the regulations promulgated by the PBGC under ERISA.

          "Request for a New Alternate Currency Facility" is defined in Section 2.1(d).

          "Required Banks" shall mean Banks in the aggregate having at least 51% of the aggregate Commitments or, if the Commitments have been terminated, Banks in the aggregate holding at least 51% of the aggregate unpaid principal amount of the outstanding Advances.

          "Restricted Margin Stock" means Margin Stock owned by the Company or any of its Subsidiaries which represents not more than 25% of the aggregate value (determined in accordance with Regulation U), on a consolidated basis, of the property and assets of the Company and its Subsidiaries (other than any Margin Stock) that is subject to the provisions of Section 5.2(d).

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          "Revolving  Credit Advance" shall mean any Revolving  Credit Loan, any
     Letter of Credit Advance and any Swing Loan.

          "Revolving Credit Commitment" shall mean, with respect to each Bank, the commitment of each such Bank to make Revolving Credit Loans and to participate in Letter of Credit Advances made through the Agent pursuant to
     Section 2.1(a), in amounts not exceeding in aggregate principal amount outstanding at any time the respective revolving credit commitment amount for each such Bank set forth opposite the name of each such Bank in
     Schedule 1.1 under the heading "Revolving Credit Commitments", or, as to any Bank becoming a party hereto after the Effective Date as set forth in the applicable Assignment and Acceptance, as such amounts may be reduced from time to time pursuant to Sections 2.1(d) or 2.4 or modified pursuant to Sections 2.1(d), 2.4 or 8.6.

          "Revolving Credit Loan" shall mean any Borrowing under Section 2.6 and made pursuant to Section 2.1(a).

          "SEC"  means  the   Securities   and  Exchange   Commission,   or  any
     governmental authority succeeding to any of its principal functions.

          "Securitization Entity" means a wholly-owned Subsidiary of the Company that engages in no activities other than Securitization Transactions and any necessary related activities and owns no assets other than as required or permitted for Securitization Transactions and (i) no portion of the Indebtedness (contingent or otherwise) of which is guaranteed by the Company or any Subsidiary of the Company or is recourse to or obligates the Company or any Subsidiary of the Company in any way, other than pursuant to customary representations, warranties, covenants, indemnities and other obligations entered into in connection with a Securitization Transaction, and (ii) to which neither the Company nor any Subsidiary of the Company has any material obligation to maintain or preserve such entity's financial condition or cause such entity to achieve certain levels of operating results.

          "Securitization    Transaction"    means   any    Lease    Receivables
     Securitization   Transaction  and  any  Trade  Receivables   Securitization
     Transaction.

          "Senior Unsecured Notes" means the 6.60% Senior Notes of the Borrower, due February 27, 2005, issued in an aggregate original principal amount of $20,000,000, under that certain Note Agreement dated as of February 27, 1995 between the Borrower and the Purchasers named therein, the 6.71% Senior Notes due February 27, 2008, issued in an aggregate original principal amount of $80,000,000 under that certain Note Agreement dated as of February 27, 1998 between the Borrower and the Purchasers named therein, the Series A Senior Unsecured Notes due October 1, 2007 issued on October 1, 2003 in the aggregate original principal amount of $50,000,000, the Series B Senior Unsecured Notes due October 1, 2009 issued on October 1, 2003 in an aggregate original principal amount of $30,000,000 and the Series C Senior Unsecured Notes due October 1, 2010 issued on October 1, 2003 in an aggregate principal amount of $20,000,000.

          "Significant Subsidiary" means (i) any Subsidiary which is a "significant subsidiary" as defined in Rule 1-02 of Regulation S-X under the Securities and Exchange Act of 1934 if 5% were substituted for 10% wherever it occurs in such Rule, and (ii) any Subsidiary which is responsible for more than 5% of consolidated net sales of the Company and its Subsidiaries as reflected in the most recent financial statements of the Company delivered pursuant to Section 5.1(d).

          "Subsidiary" of any person shall mean any other person (whether now existing or hereafter organized or acquired) in which (other than directors' qualifying shares required by law) at least a majority of the

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     securities  or other  ownership  interests  of each class  having  ordinary voting power or analogous right (other than securities or other ownership interests which have such power or right only by reason of the happening of a contingency), at the time as of which any determination is being made, are owned, beneficially and of record, by such person or by one or more of the other Subsidiaries of such person or by any combination thereof. Unless otherwise specified, reference to "Subsidiary" shall mean a Subsidiary of the Company.

          "Swing Line Facility" shall have mean the swing line facility established pursuant to Section 2.3.

          "Swing Loan" is defined in Section 2.3.

          "Syndicated Currency" shall mean Dollars and any Foreign Syndicated Currency.

          "Threshold Amount" shall mean the lesser of (i) $20,000,000 or (ii) the threshold amount set forth in the indebtedness cross default provisions in the documents evidencing the Senior Unsecured Notes.

          "Termination Date" shall mean the earlier to occur of (a) January 14, 2010 and (b) the date on which the Commitments shall be terminated pursuant to Section 2.4 or 6.2.

          "Total Debt" as of any date for any person, shall mean: (a) all debt for borrowed money and similar monetary obligations evidenced by bonds, notes, debentures, Capitalized Lease obligations or otherwise; (b) all liabilities secured by any Lien existing on property owned or acquired subject thereto, whether or not the liability secured thereby shall have been assumed; (c) all reimbursements obligations under outstanding letters of credit in respect of drafts which (i) may be presented or (ii) have been presented and have not yet been paid, (d) the aggregate outstanding amount of all Trade Receivables Securitization Transactions, based on the aggregate outstanding amount sold, assigned, discounted or otherwise transferred or financed, whether or not shown as a liability on a consolidated balance sheet of such person, as reasonably satisfactory to the Agent (but excluding any amounts outstanding under any Lease Receivables Securitization Transaction), and (e) all Contingent Liabilities relating to any of the obligations of others similar in character to those described in the foregoing clauses (a) through (d), but excluding all recourse obligations of the Company, ICC or any other wholly-owned
     Subsidiary under certain third party financing arrangements offered to customers which are acceptable to the Agent (including arrangements with De Lage Landen).

          "Trade Receivables Securitization Transaction" means any trade receivables securitization transaction involving the Company or any Subsidiary, whether reflected on or off the balance sheet of the Company or such Subsidiary.

          "Treasury Manager" includes any Affiliate of the Company appointed in writing by the Company and the Borrowers as Treasury Manager under this Agreement in the place of the person named above, and which is accepted by the Agent for that purpose.

          "2001 Credit Agreement" shall mean the five-year credit agreement dated as of October 17, 2001, among the Company, the other borrowers named therein, the banks party thereto and JPMorgan Chase Bank, N.A, as successor by merger with Bank One, NA, successor by merger with Bank One, Michigan, as agent, as amended or modified from time to time.

          "Unfunded Benefit Liabilities" shall mean, with respect to any Plan as of any date, the amount of the unfunded benefit liabilities determined in accordance with Section 4001(a)(18) of ERISA.

          "Unrestricted Margin Stock" means any Margin Stock owned by the Company or any of its Subsidiaries which is not Restricted Margin Stock.

          1.2 Other Definitions; Rules of Construction. As used herein, the terms "Agent", "Banks", "Company", "Borrowing Subsidiary", "Borrowing Subsidiaries" and "this Agreement" shall have the respective meanings ascribed thereto in the introductory paragraph of this Agreement. Such terms, together with the other terms defined in Section 1.1, shall include both the singular and the plural forms thereof and shall be construed accordingly. Use of the terms "herein", "hereof", and "hereunder" shall be deemed references to this Agreement in its entirety and not to the Section or clause in which such term appears. References to "Sections" and "subsections" shall be to Sections and subsections, respectively, of this Agreement unless otherwise specifically provided.

          1.3 Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Company notifies the Agent that the Company requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Agent notifies the Company that the Required Banks request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.


                                   ARTICLE II
                        THE COMMITMENTS AND THE ADVANCES

          2.1 Commitments of the Banks.

          (a) Each Bank agrees, for itself only, subject to the terms and conditions of this Agreement, to make Revolving Credit Loans denominated in any Syndicated Currency to the Borrowers pursuant to Section 2.6 and
     Section 3.3 and to participate in Letter of Credit Advances denominated in any Syndicated Currency to the Borrowers pursuant to Section 2.6, from time to time from and including the Effective Date to but excluding the Termination Date, not to exceed in aggregate principal amount at any time outstanding the amount of its respective Revolving Credit Commitment as of the date any such Advance is made; provided, however, that (i) the Dollar Equivalent of the aggregate principal amount of Letter of Credit Advances outstanding at any time shall not exceed $50,000,000, (ii) the Dollar Equivalent of all Alternate Currency Loans outstanding at any time shall not exceed $100,000,000, (iii) the Dollar Equivalent of all Revolving Credit Advances, all Swing Loans and all Alternate Currency Loans outstanding at any time shall not exceed the aggregate Commitments, (iv) the Dollar Equivalent of all Revolving Credit Advances and all Swing Loans outstanding at any time shall not exceed the aggregate Revolving Credit Commitments, and (v) the Dollar Equivalent of all Alternate Currency Loans outstanding at any time shall not exceed the aggregate Alternate Currency Commitments.

          (b) Subject to the terms and conditions of this Agreement and the applicable Alternate Currency Addendum, from and including the later of the date of this Agreement and the date of execution of the applicable Alternate Currency Addendum and prior to the Termination Date (unless an earlier termination date shall be specified in the applicable Alternate Currency Addendum), the Agent and the applicable Alternate Currency Banks agree, on the terms and conditions set forth in this Agreement and in the applicable Alternate Currency Addendum, to make Alternate Currency Loans under such Alternate Currency Addendum to the applicable Borrower party to such Alternate Currency Addendum from time to time in the applicable Alternate Currency, in an amount not to exceed each such Alternate Currency Bank's applicable Alternate Currency Commitment; provided, however, (i) at no time shall the Dollar Equivalent of the outstanding principal amount of all Alternate Currency Loans exceed the least of (A) $100,000,000, (B) the aggregate Alternate Currency Commitments or (C) the aggregate amount that would be permitted by the proviso to Section 2.1(a), and (ii) at no time shall the Dollar Equivalent of the Alternate Currency Loans for any specific Alternate Currency exceed the maximum amount specified as the maximum amount for such Alternate Currency in the applicable Alternate Currency Addendum. Each Alternate Currency Loan shall consist of Alternate Currency Loans made by each applicable Alternate Currency Bank ratably in proportion to such Alternate Currency Bank's respective Pro Rata Share. Subject to the terms of this Agreement and the applicable Alternate Currency Addendum, the Borrowers may borrow, repay and reborrow Alternate Currency Loans at any time prior to the Termination Date. On the Termination Date, the outstanding principal balance of the Alternate Currency Loans shall be paid in full by the applicable Borrower and prior to the Termination Date prepayments of the Alternate Currency Loans shall be made by the applicable Borrower if and to the extent required by this Agreement.

          (c) If and to the extent any Alternate Currency Bank shall not make its pro rata portion of any Alternate Currency Loan available to the Agent, the Agent may (but shall not be obligated to) make such amount available to the relevant Borrower, and such Alternate Currency Bank agrees to pay to the Agent forthwith on demand such amount together with interest thereon, for each day from the date such amount is made available to such Borrower by the Agent until the date such amount is repaid to the Agent, at a rate per annum equal to the Agent's cost of funds for such day for the first three days and, thereafter, the interest rate applicable to the relevant Loan. If for any reason any applicable Alternate Currency Bank fails to fund its Pro Rata Share of any Alternate Currency Loan at the time required under this Agreement and the applicable Alternate Currency Addendum (the amount of such unfunded Pro Rata Share being hereinafter referred to as the "Unfunded Amount"), the Agent shall be entitled to receive, retain and apply against such Unfunded Amount the principal and interest otherwise payable to such Alternate Currency Bank under this Agreement until the Agent receives such Unfunded Amount from such Alternate Currency Bank or such Unfunded Amount is otherwise fully satisfied. In addition to the foregoing, if for any reason any Alternate Currency Bank fails to fund its Pro Rata Share of any Alternate Currency Loan at the time required under this Agreement and the applicable Alternate Currency Addendum, such Alternate Currency Bank shall be deemed, at the option of the Agent, to have unconditionally and irrevocably purchased from the Agent, without recourse or warranty, an undivided interest in and participation in the applicable Alternate Currency Loan in the amount of such Alternate Currency Bank's Pro Rata Share thereof under this Agreement and the applicable Alternate Currency Addendum, and such interest and such participation may be recovered from such Alternate Currency Bank together with interest thereon at a rate per annum equal to the Agent's cost of funds for such day for the first three days and, thereafter, the interest rate applicable to the relevant Loan during the period commencing on the date of demand by the Agent and ending on the date such funding shortfall is fully satisfied.

          (d) The Company may, by written notice to the Agent request the establishment of additional Alternate Currency Commitments in additional Alternate Currencies (other than Syndicated Currencies) provided the Dollar Equivalent of the aggregate amount of all of the Alternate Currency Loans does not exceed $100,000,000 ("Request for a New Alternate Currency Facility"). The Agent will promptly forward to the Banks any Request for a New Alternate Currency Facility received from the Company; provided each Bank shall be deemed not to have agreed to provide an Alternate Currency Commitment unless its written consent thereto has been received by the Agent within ten (10) Business Days from the date of such notification by the Agent to such Bank. In the event that sufficient Banks consent to

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     provide such Alternate Currency  Commitment  pursuant to such Request for a
     New Alternate Currency Facility, upon execution of the applicable Alternate Currency Addendum and the other documents, instruments and agreements required pursuant to this Agreement and such Alternate Currency Addendum, the Alternate Currency Facility shall be established. Unless a Bank is providing an Alternate Currency Commitment with respect to any Alternate Currency Facility, consent of the Banks or Required Bank shall not be
     required  to   establish   an  Alternate   Currency   Facility.   Upon  the
     establishment of any Alternate Currency Facility under this Section 2.1(d), the relevant Borrower may, at its option and upon ten (10) Business Days prior written notice to the Agent, activate the Alternate Currency Commitments established under such Alternate Currency Facility, which notice shall specify the Alternate Currency Commitment which is being activated, the amount of such activation stated in U.S. Dollars and the requested date of activation. (Such activation notice may be provided to the Agent at the time of the Request for a New Alternate Currency Facility in the event the Borrower desires to activate the Alternate Currency
     Commitment   immediately  upon  establishment  of  the  Alternate  Currency
     Facility in which case no waiting period shall be operative and only the advance notice period required by Section 2.6(a)(iii) shall be required). Upon activation of such Alternate Currency Commitment of any Alternate Currency Bank, (i) Alternate Currency Loans may be made under such Alternate Currency Facility, (ii) the amount of such Alternate Currency Bank's Revolving Credit Commitment shall be immediately reduced by the amount of such Bank's new Alternate Currency Commitment, (iii) the Aggregate Revolving Credit Commitments shall be immediately reduced by the aggregate amount of such Alternate Currency Commitments, and (iv) the Pro Rata Share of the Revolving Credit Commitment of each Bank shall be recalculated by the Agent taking into effect the reduced Revolving Credit Commitment of such Alternate Currency Lender. After activation of any
     Alternate  Currency  Commitment,   the  Borrower  may  from  time  to  time
     thereafter deactivate such Alternate Currency Commitment upon ten (10) Business Days prior written notice to the Agent, specifying the Alternate Currency Commitment which is being deactivated, the amount of the Alternate Currency Commitment being deactivated stated in U.S. Dollars and the requested date of such deactivation. Upon deactivation of such Alternate Currency Commitment of any Alternate Currency Bank, (i) the amount of such Alternate Currency Bank's Revolving Credit Commitment shall be immediately increased by the amount of such Banks Alternate Currency Commitment deactivated, (iii) the Aggregate Revolving Credit Commitments shall be immediately increased by the aggregate amount of such Alternate Currency Commitments deactivated, and (iv) the Pro Rata Share of the Revolving Credit Commitment of each Bank shall be recalculated by the Agent taking into effect the increased Aggregate Revolving Credit Commitments. The Agent shall, upon any activation or deactivation under this Section 2.1(d), distribute a revised Schedule 1.1 to all of the Banks which shall indicate each Bank's Revolving Credit Commitment and, if any, Alternate Currency Commitments, together with such Bank's Pro Rata Share of the Aggregate Commitments and Aggregate Revolving Credit Commitments, which new Schedule
     1.1 shall automatically supersede any prior Schedule 1.1. Alternate Currency Commitments may be reactivated and deactivated from time to time pursuant to this Section 2.1(d).

          (e) Except as otherwise required by applicable law, in no event shall the Agent or Alternate Currency Banks have the right to accelerate the Alternate Currency Loans outstanding under any Alternate Currency Addendum or to terminate their Alternate Currency Commitments (if any) thereunder to make Alternate Currency Loans prior to the stated termination date in respect thereof, except that (i) such Agent and Alternate Currency Banks shall, in each case, have such rights upon an acceleration of the Loans and a termination of the Commitments pursuant to Section 6.2, and (ii) an Alternate Currency Bank may terminate its Alternate Currency Commitment provided that such Alternate Currency Bank shall provide sixty (60) days prior written notice of such termination to the Agent and the Company. On the effective date of such termination, all Alternate Currency Loans owing to such Alternate Currency Bank shall be paid in full.

          (f) Upon the occurrence of an Event of Default under Section 6.1(a) or 6.1(i), each Bank shall be deemed to have purchased, without recourse or warranty, participation interests in the other Bank's Advances (other than Bid-Option Loans) and/or take such other reasonable actions and make such other equitable adjustments among the Banks as reasonably agreed to by the Banks, to ensure that each Bank holds a portion (its "Equalized Share") of the aggregate Advances (excluding any outstanding Bid-Option Loans) determined based on such Bank's Pro Rata Share (determined based on the Aggregate Commitments), it being the intent of the Banks that following such participations, equalization payments and other actions in connection therewith, each Bank shall hold, whether through participation or directly, a share of the aggregate Advances (other than Bid-Option Loans) equal to its Equalized Share. The Banks and the Agent agree to promptly execute any further documents and make such payments, if any, among themselves to accomplish such equalization.

          (g) Effect on Commitments. Notwithstanding anything in this Agreement to the contrary, the sum of the aggregate outstanding principal amount of all Revolving Credit Loans plus, all Letter of Credit Advances (being the maximum amount available to be drawn under the related Letters of Credit plus the amount of any draws under Letters of Credit that have not been reimbursed) plus, all Alternate Currency Loans, plus all Bid-Option Loans plus, all Swing Loans shall not at any time exceed the aggregate amount of the Aggregate Commitments of all Banks. Each Bank's obligation to make its pro rata portion of any subsequently requested Revolving Credit Loan or Letter of Credit Advance shall not be affected by the making by such Bank of a Bid-Option Loan, and the Bank which has outstanding Bid-Option Loans and/or Alternate Currency Loans may be obligated to exceed its Commitment, and provided, that, as stated above, the aggregate principal amount of all Revolving Credit Loans, all Letters of Credit Advances, all Alternate Currency Loans, all Swing Loans and all Bid-Option Loans shall not at any time exceed the Aggregate Commitments.

          (h) Effective Date. This Agreement and the Commitments hereunder shall be effective, subject to Section 2.7, as of the Effective Date, provided, that, the Borrowers may give notice of a request for an Advance as of January 10, 2005 for purposes of satisfying the notice requirements for requests for Advances and Section 3.8 shall be effective as of January 10, 2005.

          2.2 Bid-Option Loans.

          (a) The Bid-Option. From the Effective Date to but excluding the Termination Date, the Treasury Manager may, as set forth in this Section 2.2, request the Banks to make offers to make Bid-Option Loans to a Designated Borrower. Each Bank may, but shall have no obligation to, make such offers and such Designated Borrower may, but shall have no obligation to, accept any such offers, in the manner set forth in this Section 2.2; furthermore, each Bank may limit the aggregate amount of Bid-Option Loans when quoting rates for more than one Bid-Option Interest Period in any Bid-Option Quote, provided that such limitation shall not be less than the minimum amounts required hereunder for Bid-Option Loans and the Designated Borrower may choose among the Bid-Option Loans if such limitation is imposed; provided, that the aggregate outstanding principal amount of Bid-Option Loans shall not at any time exceed the lower of (i) the excess of (A) the aggregate amount of the Commitments over (B) the sum of the aggregate outstanding principal amount of Advances or (ii) $200,000,000;

          (b) Bid-Option Quote Request. When the Treasury Manager wishes to request offers to make Bid-Option Loans under this Section 2.2, it shall transmit to the Agent by telex or telecopy a Bid-Option Quote Request substantially in the form of Exhibit E hereto so as to be received no later than (i) 10:00 a.m. Chicago time at least four Eurocurrency Business Days prior to the date of the Loan proposed therein, in the case of a Eurocurrency Auction, or (ii) 9:00 a.m. Chicago time on the Business Day

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
     next preceding the date of the Loan proposed therein in the case of an Absolute Rate Auction, specifying:

               (i) the proposed date of the Bid-Option Loan, which shall be a Business Day;

               (ii) the Designated Borrower;

               (iii) the aggregate amount of such Bid-Option Loan, which shall be a minimum of $5,000,000 or a larger multiple of $1,000,000;

               (iv) whether such borrowings are to set forth a Competitive Bid Margin or an Absolute Rate, or both; and

               (v) the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period.

          A Borrower may request offers to make Bid-Option Loans for more than one Bid-Option Interest Period and for a Eurocurrency Auction and an Absolute Rate Auction in a single Bid-Option Quote Request. No Bid Quote Request shall be given within 5 Business Days (or such other number of days as the Company and the Agent may agree) of any other Bid Quote Request. A Bid Quote Request that does not conform substantially to the format of Exhibit E hereto shall be rejected, and the Agent shall promptly notify the Company of such rejection.

               (c) Invitation for Bid-Option Quotes. Promptly upon receipt of a Bid-Option Quote Request, the Agent shall send to the Banks by telecopy (or telephone promptly confirmed by telecopy) an Invitation for Bid-Option Quotes substantially in the form of Exhibit F hereto, which shall constitute an invitation by the Treasury Manager and the Designated Borrower to each Bank to submit Bid-Option Quotes offering to make the Bid-Option Loans to which such Bid-Option Quote Request relates in accordance with this Section 2.2.

          (d) Submission and Contents of Bid-Option Quotes.

               (i) Each Bank may submit a Bid-Option Quote containing an offer or offers to make Bid-Option Loans in response to any Invitation for Bid-Option Quotes. Each Bid-Option Quote must comply with the requirements of this subsection (d) and must be submitted to the Agent by telecopy (or by telephone promptly confirmed by telecopy) at its office referred to in Section 8.2 not later than (A) 9:30 a.m. Chicago time at least three Eurocurrency Business Days prior to the proposed date of the Borrowing in the case of an Eurocurrency Auction, or (B) 9:30 a.m. Chicago time on the proposed date of the Borrowing in the case of an Absolute Rate Auction; provided that Bid-Option Quotes submitted by the Agent (or any Affiliate of the Agent) in the capacity of a Bank may be submitted, and may only be submitted, if the Agent or such Affiliate notifies the Borrower of the terms of the offer or offers contained therein not later than 15 minutes prior to the latest time at which the relevant Bid-Option Quotes must be submitted by the other Banks. Subject to Article VI, any Bid-Option Quote so made shall be irrevocable except with the written consent of the Agent given on the instructions of the Treasury Manager.

               (ii) Each Bid-Option Quote shall be in substantially the form of Exhibit G hereto, but may be submitted to the Agent by telephone with prompt confirmation by delivery to the Agent of such written Bid-Option Quote, and shall in any case specify:

                    (A) the proposed date of the Borrowing;

                    (B) the principal  amount of the  Bid-Option  Loan for which each such offer is being made, which principal amount (x) must be in a minimum of $5,000,000 or a larger multiple of $1,000,000, and (y) may not exceed the principal amount of the Bid-Option Loans for which offers were requested;

                    (C) in the case of a Eurocurrency  Auction,  the Competitive
               Bid Margin offered for each such Bid-Option Loan,

                    (D) the minimum amount, if any, of the Bid-Option Loan which may be accepted by the Borrower,

                    (E) in the case of an Absolute  Rate  Auction,  the Absolute
               Rate offered for each such Bid-Option Loan,

                    (F) the maximum  aggregate  amount,  if any,  of  Bid-Option
               Loans offered by the quoting Bank which may be accepted by the Borrower, and

                    (G) the identity of the quoting Bank.

               (iii) Any Bid-Option Quote shall be disregarded if it:

                    (A) is not substantially in the form of Exhibit G hereto (or is not submitted by telephone to the Agent with prompt written confirmation to follow) or does not specify all of the information required by clause (ii) of this subsection (d);

                    (B) contains  qualifying,  conditional or similar  language, other than any such language contained in Exhibit G hereto;

                    (C) proposes terms other than or in addition to those set forth in the applicable Invitation for Bid-Option Quotes; or

                    (D) arrives after the time set forth in Section 2.2(d)(i);

          provided that a Bid-Option Quote shall not be disregarded pursuant to clause (B) or (C) above solely because it contains an indication that an allocation that might otherwise be made to it pursuant to Section 2.2(g) would be unacceptable. The Agent shall notify the Treasury Manager of any disregarded Bid-Option Quote.

          (e) Notice to Borrower. The Agent shall promptly notify the Treasury Manager of the terms of any Bid-Option Quote submitted by a Bank that is in accordance with Section 2.2(d). Any Bid-Option Quote not made in accordance with Section 2.2(d) shall be disregarded by the Agent. The Agent's notice to the Treasury Manager shall specify (i) the aggregate principal amount of Bid-Option Loans for which offers have been received for each Bid-Option Interest Period specified in the related Bid-Option Quote Request, and (ii) the respective principal amounts and Eurocurrency Bid Rates or Absolute Rates, as the case may be, so offered.

          (f) Acceptance and Notice by Borrower. Not later than (i) 10:30 a.m. Chicago time at least three Eurocurrency Business Days prior to the proposed Borrowing date, in the case of a Eurocurrency Auction or (ii) 10:30 a.m. Chicago time on the proposed Borrowing date, in the case of an Absolute Rate Auction, the Treasury Manager shall notify the Agent of the Designated Borrower's acceptance or non-acceptance of the offers so notified to it pursuant to subsection (e) of this Section provided, however, that the failure by the Treasury Manager to give such notice to the Agent shall be deemed to be a rejection of all such offers. In the case of acceptance, such notice (a "Notice of Bid-Option Loan") shall specify the aggregate principal amount of offers for the applicable Interest Period(s) that have been accepted. The Borrower may accept any Bid-Option Quote in whole or in part; provided that:

               (i) the aggregate principal amount of each Bid-Option Loan may not exceed the applicable amount set forth in the related Bid-Option Quote Request for the applicable Bid-Option Interest Period;

               (ii) the principal amount of each Bid-Option Loan must be $5,000,000 or a larger multiple of $1,000,000;

               (iii) acceptance of offers may only be made on the basis of ascending Eurocurrency Bid Rates or Absolute Rates, as the case may be; and

               (iv) the  Borrower  may not accept any offer that is described in
          Section 2.2(d)(iii) or that otherwise fails to comply with the requirements of this Agreement.

          (g) Allocation by Agent. If offers are made by two or more Banks with the same Eurocurrency Bid Rates or Absolute Rates, as the case may be for a greater aggregate principal amount than the amount in respect of which offers are accepted for the related Interest Period, the principal amount of Bid-Option Loans in respect of which such offers are accepted shall be allocated by the Agent among such Banks as nearly as possible (in such multiples, not greater than $100,000, as the Agent may deem appropriate) in proportion to the aggregate principal amount of such offers; provided, however, that no Bank shall be allocated a portion of any Bid-Option Loan which is less than the minimum amount which such Bank has indicated that it is willing to accept. Determinations by the Agent of the amounts of Bid-Option Loans shall be conclusive in the absence of manifest error. The Agent shall promptly, but in any event on the same Business Day, notify each Bank of its receipt of a Notice of Bid-Option Loan and the aggregate principal amount of such Bid-Option Loan allocated to each participating Bank.

          2.3 Swing Loans.

          (a) Making of Swing Loans. The Agent may elect in its sole discretion to make revolving loans (the "Swing Loans") to the Borrowers from time to time prior to the Termination Date in Dollars or any Foreign Currency up to an aggregate Dollar Equivalent at any one time outstanding not to exceed the lesser of $40,000,000 or the unused amount of the aggregate Revolving Credit Commitments. The Agent may make Swing Loans (provided that the Agent has received a request in writing or via telephone from the Treasury Manager for funding of a Swing Loan) no later than such time required by the Agent, on the Business Day on which such Swing Loan is requested to be made in the case of Swing Loans in Dollars and on such number of Business Days agreed to between the Agent and the Company after such Swing Loan is requested to be made in the case of Swing Loans in any Foreign Currency. Each outstanding Swing Loan and interest thereon shall be payable on the Business Day following demand therefor, but no later than thirty (30) days after disbursement of such Swing Loan, with interest at such rate as the Borrower requesting such Swing Loan and the Agent shall agree, and shall otherwise be subject to all the terms and conditions applicable to Loans, except that all interest thereon shall be payable to the Agent solely for its own account. Repayment of any Swing Loan may, subject to the terms and conditions of this Agreement, be accomplished through a request by the relevant Borrower for a Revolving Credit Loan.

          (b) Swing Loan Borrowing Requests. Upon request of the Agent, the Treasury Manager agrees to deliver promptly to the Agent a written confirmation of each telephonic notice for Swing Loans. If the written confirmation differs in any material respect from the action taken by the Agent, the records of the Agent shall govern, absent manifest error.

          (c) Repayment of Swing Loans. At any time after making a Swing Loan, the Agent may request a Borrower to, and upon request by the Agent such Borrower shall, promptly request a Revolving Credit Loan from all the Banks and apply the proceeds of such Revolving Credit Loan to the repayment of any Swing Loan owing by such Borrower not later than three Business Days following the Agent's request. Notwithstanding the foregoing, upon the earliest to occur of (a) one Business Day after demand is made by the Agent, (b) the date a Swing Loan is to be refunded with a Revolving Credit Loan, and (c) the Termination Date, the Borrower agrees that each Swing Loan outstanding in a Foreign Currency shall be immediately and automatically converted to and redenominated in Dollars equal to the Dollar Equivalent of each such Swing Loan determined as of the date of such conversion, and each Bank (other than the Agent) shall irrevocably and unconditionally purchase from the Agent, without recourse or warranty, an undivided interest and participation in such Swing Loan in an amount equal to such Bank's Pro Rata Share of such Swing Loan and promptly pay such amount to the Agent in immediately available funds. Such payment shall be made by the other Banks whether or not a Default or Event of Default is then continuing or any other condition precedent set forth in Section 2.8 is then met and whether or not the Borrower has then requested an Advance in such amount; and such Swing Loan shall thereupon be deemed to be a Floating Rate Loan hereunder made on the date of such purchase (except, as aforesaid, with respect to the existence of any Default or Event of Default or the meeting of any condition precedent specified in Section 2.8 on such date). If any Bank fails to make available to the Agent any amounts due to the Agent pursuant to this Section, the Agent shall be entitled to recover such amount, together with interest thereon at the Federal Funds Effective Rate for the first three Business Days after such Bank receives notice of such required purchase and thereafter, at the Floating Rate, payable (i) on demand, (ii) by setoff against any payments made to the Agent for the account of such Bank or (iii) by payment to the Agent by the Agent of amounts otherwise payable to such Bank under this Agreement. The failure of any Bank to make available to the Agent its Pro Rata Share of any unpaid Swing Loan shall not relieve any other Bank of its obligation hereunder to make available to the Agent its Pro Rata Share of any unpaid Swing Loan on the date such payment is to be made, but no Bank shall be responsible for the failure of any other Bank to make available to the Agent its Pro Rata Share of any unpaid Swing Loan.

          2.4   Termination   and   Reduction  of   Commitments;   Increases  of
     Commitments.

          (a) The Company shall have the right to terminate or reduce the Commitments at any time and from time to time at its option, provided that
     (i) the Treasury Manager shall give three Business Days prior written notice of such termination or reduction to the Agent (with sufficient executed copies for each Bank) specifying the amount and effective date thereof, (ii) each partial reduction of the Commitments shall be in a minimum amount of $10,000,000 and in integral multiples thereof and shall reduce the Commitments of all of the Banks proportionately in accordance with the respective commitment amounts for each such Bank set forth in the signature pages hereof next to the name of each such Bank, (iii) no such termination or reduction shall be permitted with respect to any portion of the Commitments as to which a request for a Borrowing pursuant to Section
     2.6 is then  pending,  (iv) the  Commitments  may not be  terminated if any

     Advances are then outstanding and may not be reduced below the principal amount of Advances then outstanding, (v) each partial reduction of any Alternate Currency Commitments with respect to any Alternate Currency shall be in a minimum amount of $1,000,000 and in an integral multiple thereof and shall reduce the applicable Alternate Currency Commitments with respect to such Alternate Currency of all of the applicable Banks party thereto proportionately in accordance with such respective Alternative Currency Commitments of each such Bank, and (vi) no such termination or reduction shall be permitted with respect to any portion of any Alternate Currency Commitments as to which a request for a Borrowing is then pending. The Commitments or any portion thereof terminated or reduced pursuant to this
     Section 2.4(a), whether optional or mandatory, may not be reinstated, other than any reduction of the Revolving Credit Commitment in connection with the activation of an Alternate Currency Commitment pursuant to Section 2.1(d). The Borrowers shall immediately prepay the applicable Advances to the extent they exceed the applicable reduced aggregate Commitments pursuant hereto.

          (b) For purposes of this Agreement, a Letter of Credit Advance (i) shall be deemed outstanding in an amount equal to the sum of the maximum amount available to be drawn under the related Letter of Credit on or after the date of determination and on or before the stated expiry date thereof plus the amount of any draws under such Letter of Credit that have not been reimbursed and (ii) shall be deemed outstanding at all times on and before such stated expiry date or such earlier date on which all amounts available to be drawn under such Letter of Credit have been fully drawn, and thereafter until all related reimbursement obligations have been paid. Upon each payment made by the Agent in respect of any draft or other demand for payment under any Letter of Credit, the amount of any Letter of Credit Advance outstanding immediately prior to such payment shall be automatically reduced by the amount of each Revolving Credit Loan deemed advanced in respect of the related reimbursement obligation of the Borrower.

          (c) Subject to the conditions set forth below, the Company may, upon at least thirty (30) days prior written notice to the Agent and the Banks, increase the Aggregate Commitments from time to time, either by designating a bank not theretofore a Bank to become a Bank (such designation to be effective only with the prior written consent (such consent not to be unreasonably withheld) of the Agent) or by agreeing with an existing Bank that such Bank's Commitment shall be increased (thus increasing the Aggregate Commitments); provided that:

               (i) no Default shall have occurred and be continuing hereunder as of the effective date of such increase;

               (ii) the representations and warranties made by the Borrowers and contained in Article IV shall be true and correct in all material respects on and as of the effective date with the same effect as if made on and as of such date (other than those representations and warranties that by their terms speak as of a particular date, which representations and warranties shall be true and correct as of such particular date);

               (iii) the amount of such increase in the Aggregate Commitments shall not be less than $10,000,000, and shall not cause the Aggregate Commitments to exceed $550,000,000;

               (iv) The Borrowers and the Bank or bank not theretofore a Bank, shall execute and deliver to the Agent, a Bank Addition and Acknowledgement Agreement, in form and substance satisfactory to the Agent and acknowledged by the Agent and each Borrower and the Company shall have delivered to the Agent copies of authorizing resolutions and evidence of other corporate action taken by the Company to authorize the increase in the Aggregate Commitments;

               (v) no existing Bank shall be obligated in any way to increase its Commitment;

               (vi) the Agent shall consent (such consent not to be unreasonably withheld) to such increase and the Borrowers shall have complied with such other conditions in connection with such increase as may be required by the Agent.

          (d) Upon the execution, delivery, acceptance and recording of the Bank Addition and Acknowledgement Agreement, from and after the effective date specified in a Bank Addition and Acknowledgement Agreement, such existing Bank shall have a Commitment as therein set forth or such other Bank shall become a Bank with a Commitment as therein set forth and all the rights and obligations of a Bank with such a Commitment hereunder.

          (e) Upon its receipt of a Bank Addition and Acknowledgement Agreement, subject to such addition and assumption and the written consent to such addition and assumption, the Agent shall, if such Bank Addition and Acknowledgement Agreement has been completed and the other conditions described in this Section 2.4 have been satisfied:

               (i) accept such Bank Addition and Acknowledgement Agreement;

               (ii) record the  information  contained  therein in the Register;
          and

               (iii) give prompt notice thereof to the Banks and the Borrowers and deliver to the Banks a revised Schedule 1.1 reflecting the new Commitments (including the new Revolving Credit Commitments and, if any, the Alternate Currency Commitments), which new Schedule 1.1 shall automatically supersede any prior Schedule 1.1.

     2.5 Fees.

          (a) The Company agrees to pay to the Banks a facility fee on the amount of the Commitments on a per diem basis, whether or not activated and whether used or unused, for the period from the Effective Date to but excluding the Termination Date, at a rate equal to the Applicable Fee Rate for the facility fee. Accrued facility fees shall be payable quarterly in arrears in Dollars within five (5) days of receipt of an invoice prepared by the Agent and promptly delivered to the Company containing a computation of facility fees due computed on the basis of 360 days and assessed for the actual number of days elapsed, which invoice shall be prepared as of the last Business Day of each March, June, September and December, commencing on March 31, 2005 and on the Termination Date. Notwithstanding the foregoing, with respect to payment of the facility fee on any portion of the Commitments designated as an Alternate Currency Commitment, the Company may, in its discretion, cause payment of the facility fee on any such Alternate Currency Commitment to be made by the relevant Borrower under such Alternate Currency Commitment.

          (b) The Borrowers agree to pay with respect to Letters of Credit (i) a fee to the Banks computed at the Applicable Fee Rate for Letters of Credit on the maximum amount available to be drawn from time to time under such Letter of Credit for the period from and including the date of issuance of such Letter of Credit to and including the stated expiry date of such Letter of Credit, which fee shall be paid annually in advance at the time such Letter of Credit is issued or amended, and (ii) a fee to the Agent for its own account computed at the rate of 0.125% per annum of such maximum amount for such period. Such fees are nonrefundable and the Borrowers shall not be entitled to any rebate of any portion thereof if such Letter of Credit does not remain outstanding through its stated expiry date or for any other reason. The Borrowers further agree to pay to the Agent, on demand, such other customary and reasonable administrative fees, charges and expenses of the Agent in respect of the issuance, negotiation, acceptance, amendment, transfer and payment of such Letter of Credit or otherwise payable pursuant to the application and related documentation under which such Letter of Credit is issued in accordance with a schedule of fees provided by the Agent to the Borrowers.

          (c) The Borrowers agree to pay to the Agent an agency fee for its services as Agent under this Agreement in such amounts as may from time to time be agreed upon by the Borrowers and the Agent.

          2.6 Disbursement of Advances.

          (a) Except with respect to Swing Loans, the Treasury Manager shall give the Agent notice of its request for each Advance in substantially the form of Exhibit H hereto not later than 10:00 a.m. local time of the Applicable Lending Installation (i) three Eurocurrency Business Days prior to the date such Advance is requested to be made if such Borrowing is to be made as a Eurocurrency Rate Loan, (ii) five Business Days prior to the date any Letter of Credit Advance is requested to be made, (iii) at such time prior to the date such Advance is requested to be made as specified in the applicable Alternate Currency Addendum if such Borrowing is to be made as an Alternate Currency Loan and (iv) on the date such Loan is requested to be made in all other cases, which notice shall specify the Designated Borrower for which such Advance is requested, whether a Eurocurrency Rate Loan, Floating Rate Loan, Alternate Currency Loan or a Letter of Credit Advance is requested and, in the case of each requested Eurocurrency Rate Loan, the Eurocurrency Interest Period to be initially applicable to such Loan and the Foreign Currency in which such Loan is to be denominated, and, in the case of each requested Alternate Currency Loan, such other information as may be required pursuant to the applicable Alternate Currency Addendum. The Agent, on the same day any such notice is given, shall provide notice of such requested Revolving Credit Loan to each Bank. Subject to the terms and conditions of this Agreement, the proceeds of each such requested Revolving Credit Loan shall be made available to the Borrower requesting such Loan by depositing the proceeds thereof, in immediately available funds, in the case of any Loan denominated in Dollars in an account maintained and designated by such Borrower at the principal office of the Agent, and, in all other cases, in an account maintained and designated by such Borrower at the Applicable Lending Installation of the Agent for such Borrower, at a bank acceptable to the Agent in the principal financial center of the country issuing the Foreign Currency in which such Loan is denominated or at such other place specified by the Agent. Subject to the terms and conditions of this Agreement, the Agent shall, on the date any Letter of Credit Advance is requested to be made, issue the related Letter of Credit on behalf of the Banks for the account of the Borrower requesting such Letter of Credit. Notwithstanding anything herein to the contrary, the Agent may decline to issue any requested Letter of Credit on the basis that the beneficiary, the purpose of issuance or the terms or the conditions of drawing are unacceptable to it based upon any legal concerns in its reasonable discretion or upon any policy of the Agent.

          (b) Each Bank, on the date any Revolving Credit Loan is requested to be made, shall make its pro rata share of such Revolving Credit Loan available in immediately available, freely transferable cleared funds for disbursement to the Designated Borrower requesting such Loan pursuant to the terms and conditions of this Agreement, in the case of any Revolving Credit Loan denominated in Dollars, at the principal office of the Agent and, in all other cases, to the account of the Agent at its designated branch or correspondent bank in the country issuing such Foreign Currency in which such Loan is denominated or at such other place specified by the Agent. Unless the Agent shall have received notice from any Bank prior to the date such Revolving Credit Loan is requested to be made under this
     Section 2.6 that such Bank will not make available to the Agent such Bank's pro rata portion of such Loan, the Agent may assume that such Bank has made

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
     such portion available to the Agent on the date such Loan is requested to be made in accordance with this Section 2.6. If and to the extent such Bank shall not have so made such pro rata portion available to the Agent, the Agent may (but shall not be obligated to) make such amount available to such Designated Borrower, and such Bank agrees to pay to the Agent forthwith on demand such amount together with interest thereon, for each day from the date such amount is made available to such Designated Borrower by the Agent until the date such amount is repaid to the Agent, at a rate per annum equal to the Federal Funds Rate or the Agent's cost of funds with respect to Foreign Currencies other than Dollars. If such Bank shall pay such amount to the Agent together with interest, such amount so paid shall constitute a Revolving Credit Loan by such Bank as part of the related Borrowing for purposes of this Agreement. The failure of any Bank to make its pro rata portion of any such Borrowing available to the Agent shall not relieve any other Bank of its obligation to make available its pro rata portion of such Loan on the date such Loan is requested to be made, but no Bank shall be responsible for failure of any other Bank to make such pro rata portion available to the Agent on the date of any such Loan.

          (c) (i) Each Bank shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of each Borrower to such Bank resulting from each Loan of such Bank from time to time, including the amounts of principal and interest payable thereon and paid to such Bank from time to time under this Agreement.

               (ii) The Agent shall maintain an account for each Borrower in its books and records with a subaccount for each Bank, in which shall be recorded (a) the amount of each Loan made hereunder, the type thereof and each Interest Period applicable thereto, (b) the amount of any principal or interest due and payable or to become due and payable from each Borrower to each Bank hereunder in respect of the Loans and
          (c) both the amount of any sum received by the Agent hereunder from each Borrower in respect of the Loans and each Bank's share thereof.

               (iii) The books and records of the Agent and of each Bank maintained pursuant to this Section 2.6(c) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of each Borrower therein recorded; provided, however, that the failure of any Bank or the Agent to maintain any such books and records or any error therein, shall not in any manner affect the obligation of each Borrower to repay (with applicable interest) the Loans made to such Borrower by such Bank in accordance with the terms of this Agreement.

               (iv) Any Bank may request that Loans made by it be evidenced by a promissory note. In such event, each Borrower shall execute and deliver to such Lender a promissory note payable to the order of such Bank (or, if requested by such Bank, to such Bank and its registered assigns) and in a form approved by the Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 8.6) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

               (v) Subject to the terms and conditions of this Agreement, each Borrower may borrow Loans under this Section 2.6, prepay Loans pursuant to Section 3.1 and reborrow Loans under this Section 2.6.

          (d) All Bid-Option Loans shall be disbursed directly by the Bank making such Bid-Option Loan to the Designated Borrower by 1:30 p.m. Chicago time on the date such Bid-Option Loan is requested to be made via wire transfer in immediately available funds to JPMorgan Chase Bank, N.A., 1

     Bank One Plaza, Chicago,  Illinois 60670, ABA Number 072000326,  Attention:
     Agency Administration, Reference: Invacare Bid-Option, confirm to Agency Administration, Facsimile No. (312) 385-7095 or as otherwise directed by the Borrowers.

          (e) Nothing in this Agreement shall be construed to require or authorize any Bank to issue any Letter of Credit, it being recognized that the Agent has the sole obligation under this Agreement to issue Letters of Credit on behalf of the Banks, and the Commitment of each Bank with respect to Letter of Credit Advances is expressly conditioned upon the Agent's performance of such obligations. Upon such issuance by the Agent, each Bank shall automatically acquire a pro rata risk participation interest in such Letter of Credit Advance based on the amount of its respective Revolving Credit Commitment. If the Agent shall honor a draft or other demand for payment presented or made under any Letter of Credit, the Agent shall provide notice thereof to each Bank (which notice shall be provided by 2:00 p.m. Chicago time) on the date such draft or demand is honored unless a Borrower shall have satisfied its reimbursement obligation by payment to the Agent on such date. Each Bank, on such date, shall make its pro rata share of the amount paid by the Agent available in immediately available funds at the principal office of the Agent for the account of the Agent. If and to the extent such Bank shall not have made such pro rata portion available to the Agent, such Bank and the Borrowers severally agree to pay to the Agent forthwith on demand such amount together with interest thereon, for each day from the date such amount was paid by the Agent until such amount is so made available to the Agent at a per annum rate equal to the Federal Funds Rate or the Agent's cost of funds with respect to Permitted Currencies other than Dollars. If such Bank shall pay such amount to the Agent together with such interest, such amount so paid shall constitute a Revolving Credit Loan by such Bank as part of the Revolving Credit Borrowing disbursed in respect of the reimbursement obligation of the Company for purposes of this Agreement. The failure of any Bank to make its pro rata portion of any such amount paid by the Agent available to the Agent shall not relieve any other Bank of its obligation to make available its pro rata portion of such amount, but no Bank shall be responsible for failure of any other Bank to make such pro rata portion available to the Agent.

          (f) All notifications by the Agent to each applicable Alternate Currency Bank of each request for an Alternate Currency Loan, the procedures under which each Alternate Currency Bank shall make its Alternate Currency Loans available, the procedures by which the Agent will make the Alternate Currency Loans available to the applicable Borrower, any instruments evidencing the Alternate Currency Loans and other related procedures with respect to the Alternate Currency Loans shall be as set forth in the applicable Alternate Currency Addendum.

          2.7 Conditions for Closing and First Disbursement. The effectiveness of this Agreement and the obligation of each Bank to make its first Advance hereunder is subject to receipt by each Bank and the Agent of the following documents and completion of the following matters, in form and substance reasonably satisfactory to each Bank and the Agent:

          (a) Charter Documents. Certificates of recent date of the appropriate authority or official of the Company's state of incorporation listing all charter documents of the Company, on file in that office and certifying as to the good standing and corporate existence of the Company, together with copies of such charter documents of the Company, certified as of a recent date by such authority or official and certified as true and correct as of the Effective Date by a duly authorized officer of the Company;

          (b) By-Laws and Corporate Authorizations. Copies of the by-laws of the Company together with all authorizing resolutions and evidence of other corporate action taken by the Company to authorize the execution, delivery and performance by the Company of this Agreement and the other Loan Documents and the consummation by the Company of the transactions contemplated hereby, certified as true and correct as of the Effective Date by a duly authorized officer of the Company;

          (c) Incumbency Certificate. Certificates of incumbency of each Borrower containing, and attesting to the genuineness of, the signatures of those officers authorized to act on behalf of such Borrower in connection with this Agreement and the other Loan Documents and the consummation by such Borrower of the transactions contemplated hereby, certified as true and correct as of the Effective Date by a duly authorized officer of each Borrower;

          (d) Loan Documents. Execution and delivery to the Agent by each of the parties thereto of this Agreement and any other required Loan Documents (including the Guaranty);

          (e) Legal Opinion. The favorable written opinion of counsel for the Company in the form of Exhibit I attached hereto;

          (f) Consents, Approvals, Etc. Copies of all governmental and nongovernmental consents, approvals, authorizations, declarations, registrations or filings, if any, required on the part of the Company in connection with the execution, delivery and performance of this Agreement, the Guaranty and the other Loan Documents or the transactions contemplated hereby or as a condition to the legality, validity or enforceability of this Agreement and the other Loan Documents, certified as true and correct and in full force and effect as of the Effective Date by a duly authorized officer of the Company, or, if none are required, a certificate of such officer to that effect;

          (g) 2001 Credit Agreement and Bridge Credit Agreement. All indebtedness and obligations pursuant to the 2001 Credit Agreement and the Bridge Credit Agreement shall be paid in full simultaneously with the first Advance hereunder, and the Company and the other Borrowers hereby terminate all commitments to lend under the 2001 Credit Agreement and the Company hereby terminates all commitments to lend under the Bridge Credit Agreement;

          (h) Solvency and Compliance Certificates. A solvency certificate duly executed by the Company in form and substance satisfactory to the Agent and an opening compliance certificate in the form attached hereto as Exhibit J duly executed by the Company; and

          (i) Miscellaneous. Such other agreements and documents, and the satisfaction of such other conditions as may reasonably be required by the Agent or the Required Banks, including without limitation such funding instructions, sources and uses certificates, opinions of foreign counsel, evidence satisfactory to the Agent that the Advances hereunder are made in compliance with all applicable laws and regulations, including without limitation Regulations T, U and X of the Board of Governors of the Federal Reserve System.

          2.8 Further Conditions for Disbursement. The obligation of each Bank to make any Advance (including its first Advance), or any continuation or conversion under Section 2.9, is further subject to the satisfaction of the following conditions precedent:

          (a) The representations and warranties contained in Article IV hereof and in any other Loan Document shall be true and correct in all material respects on and as of the date such Advance is made, continued or converted (both before and after such Advance is made, continued or converted) as if such representations and warranties were made on and as of such date; and

          (b) No Event of Default and no Default shall exist or shall have occurred and be continuing on the date such Advance is made, continued or converted (whether before or after such Advance is made, continued or converted);

          (c) Prior to the issuance of the initial Letter of Credit Advance, the Borrowers, the Agent and the Banks shall have entered into an agreement containing terms and conditions regarding Letters of Credit, which agreement shall be mutually satisfactory to all parties thereto.

          (d) In the case of any Letter of Credit Advance, the Borrower requesting such Letter of Credit Advance shall have delivered to the Agent an application for the related Letter of Credit and other related documentation requested by and acceptable to the Agent and the Banks appropriately completed and duly executed on behalf of such Borrower and the Agent and the Banks shall have negotiated all fees described in Section 2.5(b).

          (e) Prior to any Advance to any Borrowing Subsidiary, such Borrowing Subsidiary shall deliver such corporate or organizational documents and authorizing resolutions and legal opinions as reasonably requested by the Agent and such Borrowing Subsidiary and the Borrowers shall execute all agreements and take such other action reasonably requested by the Agent for such Borrowing Subsidiary to become a Borrowing Subsidiary hereunder.

     Each Borrower shall be deemed to have made a representation and warranty to the Banks at the time of the making of, and the continuation or conversion of, each Advance to the effects set forth in clauses (a) and (b) of this
     Section 2.8. For purposes of this Section 2.8, the representations and warranties contained in Section 4.6 hereof shall be deemed made with respect to the most recent financial statements delivered pursuant to
     Section 5.1(d)(ii) and (iii).

          2.9 Subsequent Elections as to Borrowings. The Treasury Manager may elect (a) to continue a Fixed Rate Revolving Credit Borrowing of one type, or a portion thereof, as a Fixed Rate Revolving Credit Borrowing of the then existing type, or (b) may elect to convert a Fixed Rate Revolving Credit Borrowing, or a portion thereof, to a Borrowing of another type or
     (c) elect to convert a Floating Rate Borrowing, or a portion thereof, to a Fixed Rate Revolving Credit Borrowing, in each case by giving notice thereof to the Agent in substantially the form of Exhibit K hereto at the principal office of the Agent and at the Applicable Lending Installation of the Agent with respect to such Loan not later than 10:00 a.m. local time of the Applicable Lending Installation (i) three (3) Eurocurrency Business Days prior to the date any such continuation of or conversion to a Eurocurrency Rate Revolving Credit Borrowing is to be effective and (ii) the date such continuation or conversion is to be effective in all other cases, provided that an outstanding Fixed Rate Revolving Credit Borrowing may only be converted on the last day of the then current Interest Period with respect to such Borrowing, and provided, further, if a continuation of a Borrowing as, or a conversion of a Borrowing to, a Fixed Rate Revolving Credit Borrowing is requested, such notice shall also specify the Interest Period to be applicable thereto upon such continuation or conversion. The Agent, on the day any such notice is given, shall provide notice of such election to the Banks. If the Treasury Manager shall not timely deliver such a notice with respect to any outstanding Fixed Rate Revolving Credit Borrowing, the Borrower shall be deemed to have elected with respect to any Loan denominated in Dollars, to convert such Fixed Rate Revolving Credit Borrowing to a Floating Rate Borrowing on the last day of the then current Interest Period with respect to such Borrowing and, with respect to any other Loan, to continue such Loan as a Fixed Rate Borrowing of the same type with an Interest Period of one month on the last day of the then current Interest Period with respect to such Borrowing.

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
          2.10 Limitation of Requests and Elections. Notwithstanding any other provision of this Agreement to the contrary, if, upon receiving a request for a Fixed Rate Revolving Credit Borrowing pursuant to Section 2.6, or a request for a continuation of a Fixed Rate Revolving Credit Borrowing as a Fixed Rate Revolving Credit Borrowing of the then existing type, or a request for a conversion of a Floating Rate Borrowing to a Fixed Rate Revolving Credit Borrowing pursuant to Section 2.9, (a) in the case of any Eurocurrency Rate Borrowing, deposits in the relevant Permitted Currency for periods comparable to the Interest Period elected by the Borrower are not available to any Bank in the relevant interbank or secondary market and such Bank has provided to the Agent and the Borrowers a certificate prepared in good faith to that effect, or (b) any Bank reasonably determines that the applicable interest rate (net of the Applicable Margin for the Eurocurrency Rate) will not adequately and fairly reflect the cost to such Bank of making, funding or maintaining the related Fixed Rate Revolving Credit Loan and such Bank has provided to the Agent and the Borrowers a certificate prepared in good faith to that effect, or (c) by reason of national or international financial, political or economic conditions or by reason of any applicable law, treaty, rule or regulation (whether domestic or foreign) now or hereafter in effect, or the interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by any Bank with any directive of such authority (whether or not having the force of law), including without limitation exchange controls, it is impracticable, unlawful or impossible for any Bank (i) to make or fund the relevant Fixed Rate Revolving Credit Borrowing or (ii) to continue such Fixed Rate Revolving Credit Borrowing as a Fixed Rate Revolving Credit Borrowing of the then existing type or (iii) to convert a Loan to such a Fixed Rate Revolving Credit Loan, and such Bank has provided to the Agent and the Borrowers a certificate prepared in good faith to that effect, then the Borrowers shall not be entitled, so long as such circumstances continue, to request a Fixed Rate Revolving Credit Borrowing of the affected type pursuant to Section 2.6 or a continuation of or conversion to a Fixed Rate Revolving Credit Borrowing of the affected type pursuant to
     Section 2.9. In the event that such circumstances no longer exist, the Banks shall again honor requests, subject to this Agreement, for Fixed Rate Revolving Credit Borrowings of the affected type pursuant to Section 2.6, and requests for continuations of and conversions to Fixed Rate Revolving Credit Borrowings of the affected type pursuant to Section 2.9. Limitations on request for Alternate Currency Loans shall be as set forth in the applicable Alternate Currency Addendum.

          2.11 Minimum Amounts;  Limitation on Number of Borrowings.  Except for
     (a) Borrowings and conversions thereof which exhaust the entire remaining amount of the Revolving Credit Commitments, and (b) conversions or payments required pursuant to Section 3.1(d) or Section 3.7, each Revolving Credit Loan and each continuation or conversion pursuant to Section 2.9 and each prepayment thereof shall be in a minimum amount of $1,000,000 and in integral multiples of $500,000 (or, if the Loan or payment is to be denominated in any Foreign Syndicated Currency, such comparable and convenient amount as the Agent may from time to time specify) and each Letter of Credit shall be in a minimum amount of $250,000 with respect to any Letter of Credit. Notwithstanding anything herein to the contrary, the Borrowers shall not be permitted to request (a) that any Revolving Credit Loan be denominated in any currency other than a Syndicated Currency, (b) that any Revolving Credit Loan other than a Eurocurrency Rate Loan be denominated in a currency other than Dollars, or (c) that any Alternate Currency Loan be denominated in any currency other than as specified in the applicable Alternate Currency Addendum.

          2.12 Treasury Manager. Each Borrower authorizes the Treasury Manager to act as its manager in making requests and in carrying out as its manager and on its behalf all other functions conferred on the Treasury Manager under this Agreement and all other ancillary functions. Each Borrower further agrees that the Treasury Manager may nominate any Borrower as the Designated Borrower, and agrees that the Advances allocated to it, and all other acts carried out by the Treasury Manager falling within its authority, shall be conclusive and binding on it and all parties. Neither any Bank nor the Agent is or shall be deemed to be concerted as to the Treasury Manager's compliance with instructions from any Borrower. The content of each request and every other notice delivered by the Treasury Manager shall be irrevocable, and the Agent and the Banks shall be entitled to rely fully on their content.

          2.13 Applicable Lending Installation. Each Bank and the Agent may make and book its Loans and, in the case of the Agent, issue Letters of Credit, at any Applicable Lending Installation(s) selected by such Bank or the Agent, as the case may be, and each Bank and the Agent may change its Applicable Lending Installation(s) from time to time. Each Bank may, by written notice to the Agent and the applicable Borrower, designate one or more Applicable Lending Installations which are to make and book Loans and for whose account Loan payments are to be made. The Agent may, by written notice to the applicable Borrower, designate one or more Applicable Lending Installations which are to issue and book Letters of Credit and for whose accounts Loan payments and Letter of Credit reimbursements are to be made and through which its functions are to be performed. All terms of this Agreement shall apply to any such Applicable Lending Installation(s). Each Bank agrees to designate a different Applicable Lending Installation if such designation would avoid the need for, or reduce the amount of any compensation, which may be required to be paid by any Borrower pursuant to
     Section 3.4 or 3.6, provided that such designation would not, in the judgment of such Bank, be otherwise disadvantageous to such Bank in any material manner.

                                   ARTICLE III
                            PAYMENTS AND PREPAYMENTS

          3.1 Principal Payments.

          (a) Unless earlier payment is required under this Agreement, the Borrowers shall pay to the Banks on the Termination Date the entire outstanding principal amount of the Revolving Credit Loans.

          (b) Unless earlier payment is required under this Agreement, the Borrowers shall, on the maturity date of any Bid-Option Loan, pay to the Bank of such Bid-Option Loan the outstanding principal amount of such Loan.

          (c) Unless earlier payment is required under this Agreement or under any Alternate Currency Addendum, the Borrowers shall pay to the applicable Alternate Currency Banks on the Termination Date, the entire outstanding principal amount of the Alternate Currency Loans.

          (d) The Borrowers may at any time and from time to time prepay all or a portion of the Loans without premium or penalty, provided that (i) a Borrower may not prepay any portion of any Loan as to which an election for continuation of or conversion to a Fixed Rate Revolving Credit Loan is pending pursuant to Section 2.9, (ii) unless earlier payment is required under this Agreement or unless Borrower pays all amounts required pursuant to Section 3.8, any Fixed Rate Revolving Credit Loan or Bid-Option Loan may only be prepaid on the last day of the then current Interest Period with respect to such Loan, (iii) any prepayment of any Alternate Currency Loan shall be subject to the provisions of the applicable Alternate Currency Addendum, and (iv) such prepayment shall only be permitted if the Treasury Manager shall have given notice thereof on the Business Day of such prepayment with respect to prepayment of Floating Rate Loans and not later than 10:00 a.m. local time three (3) Eurocurrency Business Days notice thereof with respect to prepayment of Eurocurrency Rate Loans, such notice specifying the Loan or portion thereof to be so prepaid and shall have paid to the Banks, together with such prepayment of principal, all accrued interest to the date of payment on such Loan or portion thereof so prepaid and all amounts owing to the Banks under Section 3.8 in connection with such prepayment. Upon the giving of such notice, the aggregate principal amount of such Loan or portion thereof so specified in such notice, together with such accrued interest and other amounts, shall become due and payable on the specified date.

          (e) In addition to all other payments required hereunder, as of the last Business Day of each month and as of the date each Advance is made or continued or converted hereunder, if the Dollar Equivalent of all Advances exceeds the aggregate amount of the Commitments, the Borrowers shall prepay the Advances, in such order as determined by the Borrowers, in an amount such that the Dollar Equivalent of all Advances does not exceed the aggregate amount of the Commitments as of such date, together with all amounts owing to the applicable Banks under Section 3.8 or the applicable Alternate Currency Addendum in connection therewith, if any.

          (f) In addition to all other payments required hereunder, as of the last Business Day of each month and as of the date each Advance is made or continued or converted hereunder, if the Dollar Equivalent of all Advances in Alternate Currencies exceeds the least of (i) $100,000,000, (ii) the aggregate amount of the Alternate Currency Commitments or (iii) the aggregate amount that would be permitted by the proviso to Section 2.1(a), the Borrowers shall prepay the Advances in such order as determined by the Borrowers, in an amount such that the Dollar Equivalent of all Advances in Alternate Currencies does not exceed such amount as of such date, together with all amounts owing to the applicable Banks under Section 3.8 or the applicable Alternate Currency Addendum in connection therewith, if any.

          (g) In addition to all other payments required hereunder, as of the last Business Day of each month and as of the date each Advance under any Alternate Currency Addendum is made or continued or converted hereunder, if the Dollar Equivalent of all Advances pursuant to such Alternate Currency Addendum exceeds the aggregate Alternate Currency Commitments pursuant to such Alternate Currency Addendum, the Borrowers shall prepay such Alternate Currency Advances, in such order as determined by Borrowers, in an amount such that the Dollar Equivalent of such Alternate Currency Advances does not exceed the amount specified in the applicable Alternate Currency Addendum as of such date, together with all amounts owing to the applicable Banks under Section 3.8 or the applicable Alternate Currency Addendum in connection therewith, if any.

          (h) Notwithstanding anything in this Agreement or any Loan Document to the contrary, none of the Borrowing Subsidiaries shall be liable for any of the Bank Obligations of any other borrower. A Borrowing Subsidiary shall be liable only for Advances and related interest and fees requested by such Borrowing Subsidiary and directly advanced to, or issued for the direct benefit of, such Borrowing Subsidiary.

          3.2 Interest Payments. The Borrowers shall pay interest to the Banks on the unpaid principal amount of each Loan (other than Bid-Option Loans, for which the interest shall be payable directly to the Bank of such Bid-Option Loan as described in clause (b) below), for the period commencing on the date such Loan is made until such Loan is paid in full, on each Interest Payment Date and at maturity (whether at stated maturity, by acceleration or otherwise), and thereafter on demand, at the following rates per annum:

          (a) With respect to Revolving Credit Loans:

               (i) During such periods that such Loan is a Floating Rate Loan, the Floating Rate.

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
               (ii) During such periods that such Loan is a Eurocurrency Rate Loan, the Eurocurrency Rate applicable to such Loan for each related Eurocurrency Interest Period.

          (b) With respect to Alternate Currency Loans, the interest rate for such Alternate Currency Loans specified in the applicable Alternate Currency Addendum.

          (c) With respect to Bid-Option Loans, the Bid-Option Rate quoted for such Loan by the Bank making such Loan.

          (d) With respect to Swing Loans, the interest rate for such Swing Loan specified in Section 2.3.

     Notwithstanding the foregoing paragraphs (a) through (d), the Borrowers shall pay interest on demand at the Overdue Rate on the outstanding principal amount of any Loan and any other amount payable by the Borrowers hereunder (other than interest) on and after an Event of Default.

          3.3 Payment Method.

          (a) All payments to be made by the Borrowers hereunder will be made to the Agent for the account of the Banks (i) in the case of principal and interest on any Loan, in the Permitted Currency in which such Loan is denominated and (ii) in all other cases, in the otherwise specified or relevant currency, and in all cases in immediately available, freely transferable, cleared funds, in the case of any payment to be made in Dollars, not later than 2:00 p.m. at the place for payment on the date on which such payment shall be come due and, in all other cases, on the date on which such payment shall become due, (x) in the case of principal and interest on any Loan denominated in a Permitted Currency other than Dollars, by credit to the account of the Agent at its designated branch or correspondent bank in the country issuing the relevant Permitted Currency or in such other place specified by the Agent with respect to such Loan pursuant to Section 2.6(b), and (y) in all other cases to the Agent at the address of its principal office specified in Section 8.2. Payments to be made in Dollars received after 2:00 p.m. at the place for payment shall be deemed to be payments made prior to 2:00 p.m. at the place for payment on the next succeeding Business Day. Each Borrower hereby authorizes the Agent to charge its account with the Agent in order to cause timely payment of amounts due hereunder to be made (subject to sufficient funds being available in such account for that purpose).

          (b) At the time of making each such payment, a Borrower shall, subject to the other terms and conditions of this Agreement, specify to the Agent that Borrowing or other obligation of the Borrowers hereunder to which such payment is to be applied. In the event that a Borrower fails to so specify the relevant obligation or if an Event of Default shall have occurred and be continuing, the Agent may apply such payments as it may determine in its sole discretion to obligations of the Borrowers to the Banks arising under this Agreement.

          (c) On the day such payments are deemed received, the Agent shall promptly remit to the Banks their pro rata shares of such payments in immediately available funds, (i) in the case of payments of principal and interest on any Borrowing denominated in a Permitted Currency other than Dollars, at an account maintained and designated by each Bank at a bank in the principal financial center of the country issuing the Permitted Currency in which such Borrowing is denominated or in such other place specified by the Agent and agreed to by the Banks and (ii) in all other cases, to the Banks at their respective address in the United States specified for notices pursuant to Section 8.2. Such pro rata shares shall be determined with respect to each such Bank, (i) in the case of payments of principal and interest on any Borrowing, by the ratio which the outstanding principal balance of its Loan included in such Borrowing bears

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
     to the outstanding principal balance of the Loans of all of the Banks included in such Borrowing and (ii) in the case of fees paid pursuant to
     Section 2.5 and other amounts payable hereunder (other than the Agent's fees payable pursuant to Section 2.5(c) and amounts payable to any Bank under Section 2.6 or 3.6) by the ratio which the Commitment of such Bank bears to the Commitments of all the Banks.

          (d) This Agreement arises in the context of an international transaction, and the specification of payment in a specific currency at a specific place pursuant to this Agreement is of the essence. Such specified currency shall be the currency of account and payment under this Agreement. The obligations of the Borrowers hereunder shall not be discharged by an amount paid in any other currency or at another place, whether pursuant to a judgment or otherwise, to the extent that the amount so paid, on prompt conversion into the applicable currency and transfer to the Banks under normal banking procedure, does not yield the amount of such currency due under this Agreement. In the event that any payment, whether pursuant to a judgment or otherwise, upon conversion and transfer, does not result in payment of the amount of such currency due under this Agreement, the Banks shall have an independent cause of action against the Borrowers for the currency deficit.

          (e) If for purposes of obtaining judgment in any court it becomes necessary to convert any currency due hereunder into any other currency, the Borrowers will pay such additional amount, if any, as may be necessary to ensure that the amount paid in respect of such judgment is the amount in such other currency which, when converted at the Agent's spot rate of exchange prevailing on the date of payment, would yield the same amount of the currency due hereunder. Any amount due from the Borrowers under this
     Section 3.3(e) will be due as a separate debt and shall not be affected by judgment being obtained for any other sum due under or in respect of this Agreement.

          3.4 No Setoff or Deduction.

          (a) All such payments shall be made free and clear of any present or future taxes or withholdings and without any set-off or counter claim or any restriction or condition or deduction whatsoever. The Designated Borrower shall indemnify the Agent and each Bank against any taxes or charges (other than taxes imposed on net overall income of the Bank or the Agent, by the jurisdiction, or by any political subdivision or taxing authority of any such jurisdiction, in which any Bank or the Agent, as the case may be, has its principal office) which may be claimed from it in respect of the Advances or any of them or any sum payable by the Borrowers or any of them hereunder and against any costs, charges and expenses or liabilities in respect of such claim and such indemnity shall survive the termination of the Commitments.

          (b) If at any time any Borrower is required by law or by any directive or order of any court of competent jurisdiction to make any deduction or withholding of whatsoever nature from any payment due under this Agreement or any of the Loan Documents, such Borrower will ensure that the same does not exceed the minimum liability therefor and will (a) pay to any Bank on request such additional amount as such Bank certifies will result in the net amount received by it after all deductions being equal to the full amount which would have been receivable had there been no deduction or withholding and (b) pay forthwith to the relevant authorities the full amount of the deduction or withholding and deliver to the Agent such an official receipt, certificate or other proof evidencing the amount paid in respect of such deduction or withholding. Any additional amount paid under this sub-clause shall not be treated as interest but as agreed compensation.

          (c) If any payment by any Borrower is made to or for the account of any Bank after deduction for or on account of tax, and additional payments are made by the Designated Borrower then, if any Bank shall receive or be

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
     granted a credit against or remission for such tax, such Bank shall, to the extent that it can do so without prejudice to the retention of the amount of such credit or remission, reimburse to the Designated Borrower such amount as such Bank shall, in its absolute opinion, have concluded to be attributable to the relevant tax or deduction or withholding; provided, that such Designated Borrower, upon the request of such Bank, agrees to repay the amount paid over to such Designated Borrower (plus any penalties, interest or other charges imposed by the relevant governmental entity) to such Bank in the event such Bank is required to repay any such credit, refund or other amount to such governmental entity. Nothing herein contained shall interfere with the right of any Bank to arrange its affairs in whatever manner it thinks fit and, in particular, the Banks shall not be under any obligation to claim relief from its corporation profits or similar tax liability in respect of such tax in priority to any other claims, reliefs, credits or deductions available to it nor oblige any Bank to disclose any information relating to its tax affairs. Such reimbursement shall be made as soon as reasonably practical upon such Bank certifying that the amount of such credit or remission has been received by it.

          3.5 Payment on Non-Business Day; Payment Computations. Except as otherwise provided in this Agreement to the contrary, whenever any installment of principal of, or interest on, any Loan or any other amount due hereunder becomes due and payable on a day which is not a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, in the case of any installment of principal, interest shall be payable thereon at the rate per annum determined in accordance with this Agreement during such extension. Except as otherwise provided in this Agreement to the contrary, computations of interest and other amounts due under this Agreement shall be made on the basis of a year of 360 days, 365 or 366 days, as determined by the Agent to be the custom and practice in the relevant market, for the actual number of days elapsed, including the first day but excluding the last day of the relevant period.

          3.6 Additional Costs.

          (a) In the event that any applicable law, treaty, rule or regulation (whether domestic or foreign) now or hereafter in effect and whether or not presently applicable to any Bank or the Agent, or any interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by any Bank or the Agent with any directive of any such authority (whether or not having the force of law), shall (i) affect the basis of taxation of payments to any Bank or the Agent of any amounts payable by any Borrower under this Agreement (other than taxes imposed on the overall net income of the Bank or the Agent, by the jurisdiction, or by any political subdivision or taxing authority of any such jurisdiction, in which any Bank or the Agent, as the case may be, has its principal office), or (ii) shall impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by any Bank or the Agent, as the case may be, or (iii) shall impose any other condition with respect to this Agreement, the Commitments or the Advances, and the result of any of the foregoing is to increase the cost to any Bank or the Agent, as the case may be, of making, funding or maintaining any Fixed Rate Loan or to reduce the amount of any sum receivable by any Bank or the Agent, thereon, then the Borrowers shall pay to such Bank or the Agent, as the case may be, from time to time, upon request by such Bank (with a copy of such request to be provided to the Agent) or the Agent, additional amounts sufficient to compensate such Bank or the Agent, as the case may be, for such increased cost or reduced sum receivable to the extent, in the case of any Fixed Rate Loan, such Bank or the Agent, as the case may be, is not compensated therefor in the computation of the interest rate applicable to such Fixed Rate Loan. Each Bank or the Agent, as the case may be, seeking compensation hereunder shall deliver to the Borrowers a statement setting forth (i) such increased cost or reduced sum receivable as such Bank or the Agent, as the case may be, has calculated in good faith, (ii) a description of the event giving rise thereto, (iii) a calculation in reasonable detail of the amounts requested and (iv) a statement that such Bank or the Agent, as the case may be, has

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
     not allocated to its Commitment, Borrowings or outstanding Loans a proportionately greater amount than is attributable to each of its other credit extensions that are affected similarly by compliance by such Bank or the Agent, as the case may be, whether or not such Bank or the Agent, as the case may be, allocates any portion of such amount to such other commitments or credit extensions. Such statement as to the amount of such increased cost or reduced sum receivable, prepared in good faith and in reasonable detail by such Bank or the Agent, as the case may be, and submitted by such Bank or the Agent, as the case may be, to the Borrowers, shall be conclusive and binding for all purposes absent manifest error in computation.

          (b) In the event that any applicable law, treaty, rule or regulation (whether domestic or foreign) now or hereafter in effect and whether or not presently applicable to any Bank or the Agent, but applicable to banks or financial institutions generally, or any interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by any Bank or the Agent with any directive of any such authority (whether or not having the force of law), including any risk-based capital guidelines, affects the amount of capital required or expected to be maintained by such Bank or the Agent (or any corporation controlling such Bank or the Agent) and such Bank or the Agent, as the case may be, determines that the amount of such capital is increased by or based upon the existence of such Bank's or the Agent's obligations hereunder and such increase has the effect of reducing the rate of return on such Bank's or the Agent's (or such controlling corporation's) capital as a consequence of such obligations hereunder to a level below that which such Bank or the Agent (or such controlling corporation) could have achieved but for such circumstances (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Bank or the Agent to be material, then the Borrowers shall pay to such Bank or the Agent, as the case may be, from time to time, upon request by such Bank (with a copy of such request to be provided to the Agent) or the Agent, additional amounts sufficient to compensate such Bank or the Agent (or such controlling corporation) for any reduced rate of return which such Bank or the Agent reasonably determines to be allocable to the existence of such Bank's or the Agent's obligations hereunder. Each Bank or the Agent, as the case may be, seeking compensation hereunder shall deliver to the Borrowers a statement setting forth (i) such increased cost or reduced sum receivable as such Bank or the Agent, as the case may be, has calculated in good faith, (ii) a description of the event giving rise thereto, (iii) a calculation in reasonable detail of the amounts requested and (iv) a statement that such Bank or the Agent, as the case may be, has not allocated to its Commitment, Borrowings or outstanding Loans a proportionately greater amount than is attributable to each of its other credit extensions that are affected similarly by compliance by such Bank or the Agent, as the case may be, whether or not such Bank or the Agent, as the case may be, allocates any portion of such amount to such other commitments or credit extensions. Such statement as to the amount of such compensation, prepared in good faith and in reasonable detail by such Bank or the Agent, as the case may be, and submitted by such Bank or the Agent to the Borrowers, shall be conclusive and binding for all purposes absent manifest error in computation.

          (c) The Borrowers shall have no obligation to compensate any Bank with respect to amounts provided in this Section 3.6 with respect to any period prior to the date which is 90 days prior to the date such Bank delivers its written statement hereunder requesting compensation.

          3.7 Illegality and Impossibility. In the event that any applicable law, treaty, rule or regulation (whether domestic or foreign) now or hereafter in effect and whether or not presently applicable to any Bank, or any interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by any Bank with any directive of such authority (whether or not having the force of law), including without limitation exchange controls, shall make it unlawful or impossible for any Bank to maintain any Fixed Rate Loan under this Agreement or shall make it impracticable, unlawful or impossible for, or shall in any way limit or impair the ability of, any Borrower to make or any Bank to receive any payment under this Agreement at the place specified for payment hereunder, or to freely convert any amount paid into Dollars at market rates of exchange or to transfer any amount paid or so converted to the address of its principal office specified in Section 8.2, the Borrowers shall upon receipt of notice thereof from such Bank, repay in full the then outstanding principal amount of each Fixed Rate Loan so affected, together with all accrued interest thereon to the date of payment and all amounts owing to such Bank under Section 3.8, (a) on the last day of the then current Interest Period applicable to such Loan if such Bank may lawfully continue to maintain such Loan to such day, or (b) immediately if such Bank may not continue to maintain such Loan to such day.

          3.8 Indemnification. If any Borrower makes any payment of principal with respect to any Loan on any other date than the last day of an Interest Period applicable thereto, (whether pursuant to Section 3.7 or Section 6.2 or otherwise), or if any Borrower fails to borrow, continue or convert any Loan after notice has been given to the Banks in accordance with Section
     2.6 or Section 2.9, on the date or in the amount specified in such notice, then the Borrowers shall reimburse each Bank on demand for any resulting net loss or expense incurred by each such Bank after giving credit for any earnings or other quantifiable financial benefit to such Bank from such Bank's investment or other amounts prepaid or not reborrowed, including without limitation any loss incurred in obtaining, liquidating or employing deposits from third parties, whether or not such Bank shall have funded or committed to fund such Loan. A statement as to the amount of such loss or expense, prepared in good faith and in reasonable detail by such Bank and submitted by such Bank to the Borrowers, shall be conclusive and binding for all purposes absent manifest error in computation, provided that before delivery of such statement, each Bank shall use reasonable efforts in accordance with its normal practices and procedures to reduce amounts payable under this Section. Calculation of all amounts payable to such Bank under this Section 3.8 shall be made as though such Bank shall have actually funded or committed to fund the relevant Loan through the purchase of an underlying deposit in an amount equal to the amount of such Loan and having a maturity comparable to the related Interest Period; provided, however, that such Bank may fund any Loan in any manner it sees fit and the foregoing assumption shall be utilized only for the purpose of calculation of amounts payable under this Section 3.8.


                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

     Each Borrower represents and warrants to the Agent and the Banks that:

          4.1 Corporate Existence and Power. Each Borrower is a Person duly organized, validly existing and in good standing under the laws of the state or other political subdivision of its jurisdiction of incorporation or organization, as the case may be, and is duly qualified to do business, and is in good standing, in all additional jurisdictions where such qualification is necessary under applicable law, except where the failure to be so qualified would not have a Material Adverse Effect. Each Borrower has all requisite corporate power to own or lease the properties used in its business and to carry on its business as now being conducted and as proposed to be conducted, and to execute and deliver the Loan Documents to which it is a party and to engage in the transactions contemplated by the Loan Documents.

          4.2 Corporate Authority. The execution, delivery and performance by each Borrower of the Loan Documents to which it is a party have been duly authorized by all necessary corporate action and are not in contravention of any material law, rule or regulation, or any judgment, decree, writ, injunction, order or award of any arbitrator, court or governmental authority, or of the terms of such Borrower's charter or by-laws, or of any material contract or undertaking to which the Borrower is a party or by which the Borrower or its property is bound or affected and do not result in the imposition of any Lien except for Permitted Liens.

          4.3 Binding Effect. The Loan Documents when delivered hereunder will be, legal, valid and binding obligations of each Borrower party thereto enforceable against each Borrower in accordance with their respective terms; except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights and except that the remedy of specific performance and injunctive and other forms of equitable relief are subject to equitable defenses and to the discretion of the court before which any proceedings may be brought.

          4.4 Subsidiaries. Schedule 4.4 hereto (as updated from time to time pursuant to Section 5.1(g) hereof) correctly sets forth the corporate name, jurisdiction of incorporation and ownership of each Subsidiary of the Company. Each Significant Subsidiary and each corporation becoming a Significant Subsidiary of the Company after the date hereof is and will be a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and is and will be duly qualified to do business in each additional jurisdiction where such qualification is or may be necessary under applicable law, except where the failure to be so qualified would not have a Material Adverse Effect.

          4.5 Litigation. Except as set forth in Schedule 4.5 hereto, there is no action, suit or proceeding pending or, to the best of each Borrower's knowledge, threatened against or affecting any Borrower or any of their respective Subsidiaries before or by any court, governmental authority or arbitrator, which is likely to have, either individually or collectively, a Material Adverse Effect, and to the best of the Company's knowledge, there is no basis for any such action, suit or proceeding.

          4.6 Financial Condition. The consolidated balance sheet of the Company and its Subsidiaries and the consolidated statements of income and cash flow of the Company and its Subsidiaries for the fiscal year ended December 31, 2003 and reported on by Ernst & Young LLP, independent certified public accountants, and the interim consolidated statements of income, retained earnings and cash flow of the Company and its Subsidiaries as of or for the nine-month period ended September 30, 2004, copies of which have been furnished to the Banks, fairly present, and the subsequent financial statements of the Company and its Subsidiaries delivered pursuant to
     Section 5.1(d) will fairly present the consolidated financial position of the Company and its Subsidiaries as at the respective dates thereof, and the consolidated results of operations of the Company and its Subsidiaries for the respective periods indicated, all in accordance with GAAP consistently applied (subject, in the case of said interim statements, to normal year-end adjustments and footnotes). There has been no material adverse change in the financial condition of the Company and its
     Subsidiaries taken as a whole since December 31, 2003 or, after the Effective Date, since the date as of which the most recent audited financial statements were prepared. There is no material known Contingent Liability of the Company that is not reflected in such financial statements or in the notes thereto.

          4.7 Use of Loans. Each Borrower will use the proceeds of the Loans for its general corporate purposes, including repayment of certain Indebtedness under the 2001 Credit Agreement and the Bridge Credit Agreement and Acquisitions negotiated between the Company and prospective sellers.

          4.8 Consents, Etc. Except for such consents, approvals, authorizations, declarations, registrations or filings delivered by the Company pursuant to Section 2.7(g), if any, each of which is in full force and effect, no consent, approval or authorization of or declaration, registration or filing with any governmental authority or any nongovernmental person, including without limitation any creditor, lessor

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     or stockholder of any Borrower,  is required on the part of any Borrower in connection with the execution, delivery and performance of the Loan Documents or the transactions contemplated hereby or as a condition to the legality, validity or enforceability of the Loan Documents, except where
     the   failure  to  obtain   such   consents,   approvals,   authorizations,
     declarations, registrations or filings would not have a Material Adverse Effect.

          4.9 Taxes. The Company has filed all material tax returns (federal, state and local) required to be filed and have paid all taxes shown thereon to be due, including interest and penalties, or have established adequate financial reserves on their respective books and records for payment thereof, except where the failure to file such returns, pay such taxes or establish such reserves would not have a Material Adverse Effect.

          4.10 Title to Properties. Except as otherwise disclosed in the latest balance sheet delivered pursuant to this Agreement, the Company or one or more of its Subsidiaries have good and marketable fee simple title to all of the real property to the best of the Company's knowledge absent manifest error, and a valid and indefeasible ownership interest in all of the other properties and assets reflected in said balance sheet or subsequently acquired by the Company or any such Subsidiary material to the business or financial condition of the Company and its Subsidiaries taken as a whole, except for title defects that do not have a Material Adverse Effect. All of such properties and assets are free and clear of any Lien, except for Permitted Liens.

          4.11 ERISA. The Borrowers, their respective Significant Subsidiaries, their ERISA Affiliates and their respective Plans are in substantial compliance in all material respects with those provisions of ERISA and of the Code which are applicable with respect to any Plan. No Prohibited Transaction and no Reportable Event has occurred with respect to any such Plan which would cause an Event of Default. No Borrower, any of their respective Significant Subsidiaries nor any of their ERISA Affiliates is an employer with respect to any Multiemployer Plan. Except where such would not have a Material Adverse Effect, the Borrowers, their respective Significant Subsidiaries and their ERISA Affiliates have met the minimum funding requirements under ERISA and the Code with respect to each of their respective Plans, if any, and have not incurred any liability to the PBGC, other than premiums which are not yet due and payable. The execution, delivery and performance of the Loan Documents does not constitute a Prohibited Transaction. Except where such would not have a Material Adverse Effect, there is no material unfunded benefit liability, determined in accordance with Section 4001(a)(18) of ERISA, with respect to any Plan of any Borrower, their respective Significant Subsidiaries or their ERISA Affiliates.

          4.12 Environmental and Safety Matters. Except as disclosed on Schedule 4.12, to the best of each Borrower's knowledge, each Borrower and each Subsidiary of each Borrower is in substantial compliance with all material federal, state and local laws, ordinances and regulations relating to safety and industrial hygiene or to the environmental condition, including without limitation all material Environmental Laws in jurisdictions in which any Borrower or any such Subsidiary owns or operates, or has owned or operated, a facility or site, or arranges or has arranged for disposal or treatment of hazardous substances, solid waste, or other wastes, accepts or has accepted for transport any hazardous substances, solid wastes or other wastes or holds or has held any interest in real property or otherwise, except where such would not have a Material Adverse Effect, as of the date thereof, except as disclosed on Schedule 4.12, no written demand, claim, notice, suit, suit in equity, action, administrative action, investigation or inquiry whether brought by any governmental authority, private person or otherwise, arising under, relating to or in connection with any Environmental Laws is pending or, to the best of each Borrower's knowledge, threatened against any Borrower or any such Subsidiary, any real property in which any Borrower or any such Subsidiary holds or has held an interest or any past or present operation of any Borrower or any such Subsidiary which is likely to have a Material Adverse Effect. Except where such would

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     not have a Material Adverse Effect, neither any Borrower nor any Subsidiary of any Borrower (a) is the subject of any federal or state investigation evaluating whether any remedial action is needed to respond to a release of any toxic substances, radioactive materials, hazardous wastes or related materials into the environment, or (b) has received any notice of any toxic substances, radioactive materials, hazardous waste or related materials in, or upon any of its properties in violation of any Environmental Laws, As to such matters disclosed on Schedule 4.12, to the best of each Borrower's knowledge, none will have a Material Adverse Effect. Except as set forth on
     Schedule 4.12, to the best of each Borrower's knowledge, no release, threatened release or disposal of hazardous waste, solid waste or other wastes is occurring or has occurred on, under or to any real property in which any Borrower or any of their respective Subsidiaries holds any interest or performs any of its operations, in material violation of any Environmental Law, except where such would not have a Material Adverse Effect.

          4.13 No Material Adverse Change. Neither the Company nor any of its Subsidiaries has received any notice, citation or communication of the nature referred to in Section 5.1(d)(i), except in respect of such matters as have been or are being remediated in all material respects or are being contested or remediated in good faith, and, in the case of any such matter being so contested or remediated, and as of the date of this Agreement, adequate provision for all material costs of any remediation is reflected in the financial statements referred to in Section 4.6 of this Agreement, and in respect of any such notice, citation or communication received after the date of this Agreement, will be reflected in the subsequent financial statements furnished to the Agent and the Banks pursuant to Sections 5.1(d)(ii) and 5.1(d)(iii).

          4.14 No Default. No Default or Event of Default has occurred and is continuing.

          4.15 Compliance with Laws. The Company and its Subsidiaries have complied in all material respects with all applicable laws, rules, regulations and orders of any governmental authority, whether federal, state, local or foreign (including without limitation ERISA, the Code and Environmental Laws), in effect except where failure to comply would not have a Material Adverse Effect.


                                    ARTICLE V
                                    COVENANTS

          5.1 Affirmative Covenants. Each Borrower covenants and agrees that, until the Termination Date and thereafter until irrevocable payment in full of the principal of and accrued interest on the Loans, expiration or termination of all Letters of Credit, reimbursement of any payments under Letters of Credit and the performance of all other obligations of the Borrowers under this Agreement, unless the Required Banks shall otherwise consent in writing, it shall, and shall cause each of its Subsidiaries to:

          (a) Preservation of Corporate Existence, Etc. Do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence, except to the extent permitted by Section 5.2(h), and its qualification as a foreign corporation in good standing in each jurisdiction in which such qualification is necessary under applicable law, other than where failure to so qualify will not have a Material Adverse Effect.

          (b) Compliance with Laws, Etc. Comply in all material respects with all applicable laws, rules, regulations and orders of any governmental authority, whether federal, state, local or foreign (including without limitation ERISA, the Code and Environmental Laws), in effect from time to time; and pay and discharge promptly when due all taxes, assessments and governmental charges or levies imposed upon it or upon its income, revenues

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     or property, before the same shall become delinquent or in default, as well as all lawful claims for labor, materials and supplies or otherwise, which, if unpaid, might give rise to Liens upon such properties or any portion thereof, except to the extent that payment of any of the foregoing is then being contested in good faith by appropriate legal proceedings, and except where failure to comply would not have a Material Adverse Effect.

          (c) Maintenance of Properties; Insurance. Maintain, preserve and protect all property that is material to the conduct of the business of any Borrower or any of their respective Subsidiaries and keep such property in good repair, working order and condition and from time to time make, or cause to be made all needful and proper repairs, renewals, additions, improvements and replacements thereto necessary in order that the business carried on in connection therewith may be properly conducted at all times in accordance with customary and prudent business practices for similar businesses; and, maintain in full force and effect insurance with responsible and reputable insurance companies or associations in such amounts, on such terms and covering such risks, as is usually carried by companies engaged in similar businesses and owning similar properties similarly situated and maintain in full force and effect public liability insurance, insurance against claims for personal injury or death or property damage occurring in connection with any of its activities or any properties owned, occupied or controlled by it, in such amount as it shall reasonably deem necessary.

          (d) Reporting Requirements. Furnish to the Banks and the Agent the following:

               (i) Promptly and in any event within five calendar days after the chief financial officer or any other senior officer becoming aware of the occurrence of (A) any Event of Default or Default, or (B) the commencement of any material litigation against, by or affecting any Borrower or any of their respective Subsidiaries which the Company would be required to report to the Securities and Exchange Commission, a statement of the chief financial officer of the Company setting forth details of such Event of Default or Default or such litigation and the action which such Borrower or such Subsidiary, as the case may be, has taken and proposes to take with respect thereto;

               (ii) As soon as available  and in any event within the earlier of
          (A) five (5) days after the time period specified by the SEC under the Exchange Act for quarterly reporting or (B) within 50 days after the end of each of the first three fiscal quarters of each fiscal year of the Company, the consolidated balance sheet of the Company and its
          Subsidiaries as of the end of such quarter, and the related consolidated statements of income and cash flow for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, setting forth in each case in comparative form the corresponding figures for the corresponding date or period of the preceding fiscal year, all in reasonable detail and duly certified (subject to normal year-end adjustments) by the chief financial officer of the Company as having been prepared in accordance with GAAP, provided, however, that at any time the Company shall be subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, delivery within the time period specified above of copies of the quarterly balance sheets and statements on Form 10-Q of the Company and its Subsidiaries for such quarterly period as filed with the SEC shall be deemed to satisfy the requirements of this clause (ii);

               (iii) As soon as available and in any event within the earlier of
          (A) five (5) days after the time period specified by the SEC under the Exchange Act for annual reporting or (B) within 90 days after the end of each fiscal year of the Company, a copy of the consolidated balance sheet of the Company and its Subsidiaries as of the end of such fiscal year and the related consolidated statements of income and cash flow of the Company and its Subsidiaries for such fiscal year, with a customary audit report of nationally recognized independent certified public accountants selected by the Company, without qualifications unacceptable to the Required Banks, provided, however, that at any time the Company shall be subject to the reporting requirements of

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          Section  13 or 15(d) of the  Exchange  Act,  delivery  within the time period specified above of copies of the annual balance sheets and statements on Form 10-K of the Company and its Subsidiaries for such annual period as filed with the SEC shall be deemed to satisfy the requirements of this clause (iii);

               (iv) Concurrently with any delivery of financial statements under clauses (ii) or (iii) above, a compliance certificate in substantially the form of Exhibit J attached hereto signed by the chief financial officer of the Company showing the calculations necessary to determine compliance with this Agreement, stating that no Event of Default or Default has occurred and is continuing and also including a statement of the aggregate outstanding amount of recourse obligations under the leasing or commercial purchase programs of the Company, ICC or any other wholly owned Subsidiary as the last day of such fiscal quarter for which such certificate is being delivered and a calculation of the portfolio quality and/or non-performing assets under such program(s), in detail reasonably satisfactory to the Agent;

               (v) Promptly after the sending or filing thereof, copies of all final reports, proxy statements and financial statements which the Company sends to or files with any of their respective security holders or any securities exchange or the Securities and Exchange Commission or any successor agency thereof;

               (vi) Within 10 calendar days after receiving or becoming aware thereof (A) a copy of any notice of intent to terminate any Plan of any Borrower, their respective Significant Subsidiaries or any ERISA Affiliate filed with the PBGC, (B) a statement of the chief financial officer of such Borrower setting forth the details of the occurrence of any Reportable Event with respect to any such Plan, (C) a copy of any notice that any Borrower, any of their respective Significant Subsidiaries or any ERISA Affiliate may receive from the PBGC relating to the intention of the PBGC to terminate any such Plan or to appoint a trustee to administer any such Plan, or (D) a copy of any notice of failure to make a required installment or other payment within the meaning of Section 412(n) of the Code or Section 302(f) of ERISA with respect to any such Plan; which, in any case, is likely to have a Material Adverse Effect; and

               (vii) Promptly, such other information respecting the business, properties, operations or condition, financial or otherwise, of any Borrower or any of their respective Subsidiaries as any Bank or the Agent may from time to time reasonably request.

          (e) Accounting; Access to Records, Books, Etc. Maintain a system of accounting established and administered in accordance with sound business practices to permit preparation of financial statements in accordance with GAAP and to comply with the requirements of this Agreement and, on and after an Event of Default, at any reasonable time and from time to time with prior notice to the Company, permit any Bank or the Agent or any agents or representatives thereof to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, the Borrowers and their respective Subsidiaries, and to discuss the affairs, finances and accounts of the Borrowers and their
     respective   Subsidiaries  with  their  respective   directors,   officers,
     employees and independent auditors, provided that representatives of the Company selected by the Company are present during any such visit or discussion, and by this provision the Company does hereby authorize such persons to discuss such affairs, finances and accounts with any Bank or the Agent subject to the above terms and conditions.

          (f) Stamp Taxes. The Company will pay all stamp taxes and similar taxes, if any, including interest and penalties, if any, payable in respect of the Loans. The efficacy of this subsection shall survive the payment in full of the Loans.

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          (g) Further Assurances.  Will execute and deliver within 30 days after
     request   therefor  by  the  Required  Banks  or  the  Agent,  all  further instruments and documents and take all further action in order to give effect to, and to aid in the exercise and enforcement of the rights and remedies of the Banks and the Agent under, this Agreement and the other Loan Documents. In addition, the Company may deliver to the Agent and the Banks from time to time, but no less frequently than each anniversary of the Effective Date, supplements to Schedule 4.4 listing any Subsidiary not listed in Schedule 4.4 hereto.

          5.2 Negative Covenants. Until the Termination Date and thereafter until irrevocable payment in full of the principal of and accrued interest on the Loans, expiration or termination of all Letters of Credit, reimbursement of any payments under Letters of Credit, and the performance of all other obligations of each Borrower under this Agreement, the Company agrees that, unless the Required Banks shall otherwise consent in writing it shall not:

          (a) Interest Coverage Ratio. Permit or suffer the Interest Coverage Ratio to be less than 3.0 to 1.0; calculated as of the end of each fiscal quarter for the four most recently ended fiscal quarters.

          (b) Net Worth. Permit or suffer Consolidated Net Worth of the Company and its Subsidiaries at any time to be less than the sum of (i) $525,000,000, plus (ii) 50% of Cumulative Consolidated Net Income of the Company and its Subsidiaries, if any, for the three-month periods ending September 30, 2004 and December 31, 2004, and for each fiscal year of the Company ending December 31, 2005 and thereafter.

          (c) Total Debt to Adjusted EBITDA. Permit or suffer the ratio, determined as of the end of each of the Company's fiscal quarters for the four most recently ended fiscal quarters, of Consolidated Total Debt of the Company and its Subsidiaries to Consolidated Adjusted EBITDA of the Company and its Subsidiaries for the four most recently ended fiscal quarters to exceed 3.50 to 1.0.

          (d) Liens. Create, incur or suffer to exist any Lien on any of the assets, rights, revenues or property, real, personal or mixed, tangible or intangible, whether now owned or hereafter acquired, of the Company or any of its Subsidiaries (except Unrestricted Margin Stock), other than:

               (i) Liens for taxes not delinquent or for taxes being contested in good faith by appropriate proceedings and as to which adequate financial reserves have been established on its books and records;

               (ii) Liens  (other  than any Lien  imposed by ERISA)  created and maintained in the ordinary course of business which are not material in the aggregate, and which would not have a Material Adverse Effect and which constitute (A) pledges or deposits under worker's compensation laws, unemployment insurance laws or similar legislation,
          (B) good faith deposits in connection with bids, tenders, contracts or leases to which the Company or any of its Subsidiaries is a party for a purpose other than borrowing money or obtaining credit, including rent security deposits, (C) liens imposed by law, such as those of carriers, warehousemen and mechanics, if payment of the obligation secured thereby is not yet due, (D) Liens securing taxes, assessments or other governmental charges or levies not yet subject to penalties for nonpayment, and (E) pledges or deposits to secure public or statutory obligations of the Company or any of its Subsidiaries, or surety, customs or appeal bonds to which the Company or any of its Subsidiaries is a party;

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               (iii) Liens affecting real property which constitute minor survey exceptions or defects or irregularities in title, minor encumbrances, easements or reservations of, or rights of others for, rights of way, sewers, electric lines, telegraph and telephone lines and other similar purposes, or zoning or other restrictions as to the use of such real property, provided that all of the foregoing, in the aggregate, do not at any time materially detract from the value of said properties or materially impair their use in the operation of the businesses of the Company and its Subsidiaries taken as a whole;

               (iv) Liens existing on the date hereof upon the same terms as the date hereof, but no extensions, renewals and replacements thereof shall be permitted, with each existing Lien securing Indebtedness in excess of $5,000,000 described in Schedule 5.2(d) hereto;

               (v) Liens granted by any Subsidiary in favor of the Company or any other Subsidiary;

               (vi) The interest or title of a lessor under any lease otherwise permitted under this Agreement with respect to the property subject to such lease to the extent performance of the obligations of the Company or its Subsidiary thereunder is not delinquent;

               (vii) Liens existing on property at the time of its acquisition (other than any such Lien created in contemplation of such acquisition), provided that the Company promptly forwards a schedule of such Liens to the Agent after any such acquisition;

               (viii) Liens incurred in connection with any transfer of an interest in accounts, notes receivable, leases and related assets which Liens are required to consummate a Securitization Transaction; and

               (ix)  Liens,  other than Liens  described  in clauses (i) through
          (viii) above, securing Indebtedness in an aggregate amount not to exceed 10% of Consolidated Net Worth.

          (e) Merger; Etc. Merge or consolidate with any other person or take any other action having a similar effect (other than an Acquisition which is governed by Section 5.2(n) hereof), provided, however, (i) a Subsidiary of the Company may merge with the Company, provided that the Company shall be the surviving corporation, (ii) a Subsidiary of the Company may merge or consolidate with another Subsidiary of the Company and (iii) this Section 5.2(e) shall not prohibit any merger if the Company shall be the surviving or continuing corporation and, immediately after such merger, no Default or Event of Default shall exist or shall have occurred and be continuing.

          (f) Disposition of Assets; Etc. Sell, lease, license, transfer, assign or otherwise dispose of all or a substantial portion of its business, assets, rights, revenues or property, real, personal or mixed, tangible or intangible, whether in one or a series of transactions, other than inventory sold in the ordinary course of business upon customary credit terms and sales of scrap or obsolete material or equipment and Unrestricted Margin Stock, provided, however, that this Section 5.2(f) shall not prohibit:

               (i) Any sale, conveyance or other transfer of an interest in accounts, notes receivable, leases and related assets on a limited recourse basis in connection with any Securitization Transaction; or

               (ii) Any other such sale, lease, license, transfer, assignment or other disposition if the aggregate book value (disregarding any write-downs of such book value other than ordinary depreciation and amortization) of all of the business, assets, rights, revenues and

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          property disposed of shall be less than or equal to: (x) in any fiscal year of the Company, 15% of the aggregate book value of the Consolidated Total Assets as of the end of the immediately preceding fiscal year, and (y) cumulatively after the Effective Date, 25% of such aggregate book value of the Consolidated Total Assets as of the end of the most recent fiscal year ending prior to the Effective Date, and if, in the case of each of the foregoing clauses (i) and (ii), immediately after such transaction, no Default shall exist or shall have occurred and be continuing.

          (g) Nature of Business. Engage in any business if, as a result, the general nature of the business, taken on a consolidated basis, which would then be engaged in by the Company and its Subsidiaries would be substantially changed from the general nature of the business engaged in by the Company and its Subsidiaries on the date of this Agreement which is the manufacture, sale or lease of home medical and extended care equipment and related products.

          (h) Limitations on Indebtedness of Subsidiaries.

               (i) Other than Advances to Borrowing Subsidiaries hereunder and other than any Indebtedness of any Subsidiary under any Securitization Transaction or other leasing or commercial purchase programs, permit the sum of the aggregate principal amount of all Total Debt of its Subsidiaries (determined on a consolidated basis eliminating inter-company items among the Company and its Subsidiaries) to exceed in an aggregate amount 10% of Consolidated Net Worth.

               (ii) Any corporation which becomes a Subsidiary after the date hereof shall for all purposes of this Section 5.2(h) be deemed to have created, assumed or incurred, at the time it becomes a Subsidiary, all Consolidated Total Debt of such corporation existing immediately after it becomes a Subsidiary.

     (i) Investments. Make any Investments, other than:

               (i) Investments by the Company and its Subsidiaries in and to Subsidiaries, including any Investment in a corporation which, after giving effect to such Investment, will become a Subsidiary and including any Investment in any Securitization Entity;

               (ii) Investments in commercial paper maturing in 270 days or less from the date of issuance which, at the time of acquisition by the Company or any Subsidiary, is accorded the highest rating by S&P or Moody's (or another nationally recognized credit rating agency of similar standing if neither of such corporations is then in the business of rating commercial paper);

               (iii) Investments in direct obligations of the United States of America or any agency or instrumentality of the United States of America, the payment or guarantee of which constitutes a full faith and credit obligation of the United States of America, in either case, maturing in twelve months or less from the date of acquisition thereof;

               (iv) Investments in certificates of deposit maturing within one year from the date of issuance thereof, issued by (and banker's acceptances endorsed by) a bank or trust company organized under the laws of the United States or any state thereof, having capital, surplus and undivided profits aggregating at least $100,000,000 and whose long-term certificates of deposit are, at the time of acquisition thereof by the Company or a Subsidiary, rated AA or better by S&P or Aa or better by Moody's (or an equivalent rating by another nationally recognized credit rating agency of similar standing if neither of such corporations is then in the business of rating certificates of deposit);

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               (v) Investments in repurchase agreements maturing within one year from the date of issuance thereof entered into with a bank or trust company of the type described in clause (iv) above;

               (vi) Investments in tax-exempt floating rate optional tender bonds backed by a letter of credit issued by a bank or trust company of the type described in clause (iv) above;

               (vii) loans or advances in the usual and ordinary course of business to officers, directors and employees for expenses (including moving expenses related to a transfer) incidental to carrying on the business of the Company or any Subsidiary;

               (viii) receivables arising from the sale of goods and services in the ordinary course of business of the Company and its Subsidiaries;

               (ix) Investments in money market preferred stock rated "A" or better by S&P or "a" or better by Moody's (or an equivalent rating by another nationally recognized credit rating agency of similar standing if neither of such corporations is then in the business of rating such preferred stock);

               (x)  Investments   existing  on  the  Effective  Date  which  are
          described on Schedule 5.2(i); and

               (xi) Other Investments which do not exceed in the aggregate an amount equal to 10% of Consolidated Net Worth.

          In valuing any Investments for the purpose of applying the limitations set forth in this Section 5.2(i), such Investments shall be taken at the original cost thereof, without allowance for any subsequent write-offs or appreciation or depreciation therein, but less any amount repaid or recovered on account of capital or principal.

          For purposes of this Section 5.2(i), at any time when a corporation becomes a Subsidiary, all Investments of such corporation at such time shall be deemed to have been made by such corporation, as a Subsidiary, at such time.

          (j) Transactions with Affiliates. Will not, and will not permit any Subsidiary to, enter into or be a party to any transaction or arrangement with any Affiliate (including, without limitation, the purchase from, sale to or exchange of property with, or the rendering of any service by or for, any Affiliate), except (i) in the ordinary course of and pursuant to the reasonable requirements of the Company's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would obtain in a comparable arm's-length transaction with a Person other than an Affiliate and (ii) any transactions between the Company or any Subsidiary and any other Subsidiary which are required to consummate a Securitization Transaction.

          (k) Additional Covenants. If at any time the Company or any Subsidiary shall enter into any agreement relating to or amending any terms or conditions applicable to any of its Indebtedness in excess of $30,000,000 which includes covenants or defaults not substantially provided for in this Agreement or more favorable to the lender or lenders thereunder than those provide for in this Agreement, then the Company shall promptly so advise the Agent and the Banks. Thereupon if the Required Banks shall request, upon notice to the Company, the Borrowers and the Banks shall enter into an Amendment to this Agreement providing for substantially the same covenants, defaults and other terms and conditions as those provided for in such agreement to the extent required and as may be selected by the Required Banks. In addition to the foregoing, any covenants or defaults or similar provisions (which include without limitation any provisions requiring any

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
     mandatory prepayments or defeasance) contained in the Senior Unsecured Notes or any agreements or instruments executed in connection therewith not substantially provided for in this Agreement or more favorable to the holders of the obligations issued in connection therewith are hereby incorporated by reference into this Agreement to the same extent as if set forth fully herein, and no subsequent amendment, waiver, termination or modification thereof shall affect any such covenants, terms, conditions or defaults as incorporated herein.

          (l) Acquisitions.  Make any Acquisition;  provided, however, that this
     Section 5.2(l) shall not prohibit any Acquisition if (i) immediately before and after such Acquisition, no Default or Event of Default shall exist or shall have occurred and be continuing, (ii) immediately before and after such Acquisition, the representations and warranties contained in the Loan Documents shall be true and correct in all material respects as if made on the date such Acquisition is consummated, (iii) the target of the Acquisition shall be in a similar, related or vertically related line of business, and (iv) the Company or a Subsidiary shall be the surviving entity.

          (m) Dividends. Declare or pay any dividends or make any distributions on its capital stock (other than dividends payable in its own common stock) or redeem, repurchase or otherwise acquire or retire any of its capital stock at any time outstanding, except that (i) any Subsidiary may declare and pay dividends or make distributions to the Company or to a Wholly-Owned Subsidiary and (ii) the Company may declare and pay dividends on its capital stock provided that no Default or Event of Default shall exist before or after giving effect to such dividends or be created as a result thereof.


                                   ARTICLE VI
                                     DEFAULT

          6.1 Events of Default. The occurrence of any one of the following events or conditions shall be deemed an "Event of Default" hereunder unless waived by the Required Banks or the Banks, as required pursuant to Section 8.1:

          (a) Nonpayment of Principal. Any Borrower shall fail to pay when due any principal of the Loans; or

          (b) Nonpayment of Interest. Any Borrower shall fail to pay when due any interest or any fees or any other amount payable hereunder and such failure shall remain unremedied for five days; or

          (c) Misrepresentation. Any representation or warranty made by any Borrower in Article IV hereof, any other Loan Document or any other certificate, report, financial statement or other document furnished by or on behalf of any Borrower in connection with this Agreement shall prove to have been incorrect in any material respect when made or deemed made; or

          (d) Certain Covenants. Any Borrower shall fail to perform or observe any term, covenant or agreement contained in Section 5.1(d)(i)(A) or
     Section 5.2(a), (b), (c), (e) or (f) hereof; or

          (e) Other Defaults. Any Borrower shall fail to perform or observe any other term, covenant or agreement contained in this Agreement or any other Loan Document, and any such failure shall remain unremedied for 30 calendar days; or

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
          (f) Cross Default. Any Borrower or any of their respective Subsidiaries shall fail to pay any part of the principal of, the premium, if any, or the interest on, or any other payment of money due under any of its Indebtedness (other than Indebtedness hereunder), beyond any period of grace provided with respect thereto, which individually or together with other such Indebtedness as to which any such failure exists has an aggregate outstanding principal amount in excess of the Threshold Amount; or any Borrower or any of their respective Subsidiaries shall fail to perform or observe any other term, covenant or agreement contained in any agreement, document or instrument evidencing or securing any such Indebtedness having such aggregate outstanding principal amount, or under which any such Indebtedness was issued or created, beyond any period of grace, if any, provided with respect thereto and such Borrower or such Subsidiary has been notified by the creditor of such default; and the effect of any such failure is either (i) to cause, or permit the holders of such Indebtedness (or a trustee on behalf of such holders) to cause, any payment of such Indebtedness to become due prior to its due date or (ii) to permit the holders of such Indebtedness (or a trustee on behalf of such holders) to elect a majority of the board of directors of the Company; or

          (g) Judgments. One or more judgments or orders shall be rendered against or shall affect any Borrower or any of their respective Subsidiaries which causes or is likely to cause a material adverse change in the financial condition of the Company and its Subsidiaries taken as a whole or which does or could have a Material Adverse Effect, and either (i) such judgment or order shall have remained unsatisfied or uninsured for a period of 21 days and such Borrower or such Subsidiary shall not have taken action necessary to stay enforcement thereof by reason of pending appeal or otherwise, prior to the expiration of the applicable period of limitations for taking such action or, if such action shall have been taken, a final order denying such stay shall have been rendered, or (ii) enforcement proceedings shall have been commenced by any creditor upon any such judgment or order; or

          (h) ERISA. The occurrence of a Reportable Event that results in or could result in material liability of any Borrower, any Significant Subsidiary of any Borrower or their ERISA Affiliates to the PBGC or to any Plan and such Reportable Event is not corrected within thirty (30) days after the occurrence thereof; or except where such would not have a Material Adverse Effect, the occurrence of any Reportable Event which is likely to constitute grounds for termination of any Plan of any Borrower, their respective Significant Subsidiaries or their ERISA Affiliates by the PBGC or for the appointment by the appropriate United States District Court of a trustee to administer any such Plan and such Reportable Event is not corrected within thirty (30) days after the occurrence thereof; or except where such would not have a Material Adverse Effect, the filing by any Borrower, any Significant Subsidiary of any Borrower or any of their ERISA Affiliates of a notice of intent to terminate a Plan or the institution of other proceedings to terminate a Plan; or any Borrower, any Significant Subsidiary of any Borrower or any of their ERISA Affiliates shall fail to pay when due any material liability to the PBGC or to a Plan; or except where such would not have a Material Adverse Effect, the PBGC shall have instituted proceedings to terminate, or to cause a trustee to be appointed to administer, any Plan of any Borrower, their respective Significant Subsidiaries or their ERISA Affiliates; or any person engages in a Prohibited Transaction with respect to any Plan which results in or could result in material liability of the any Borrower, any Significant Subsidiary of any Borrower, any of their ERISA Affiliates, any Plan of any Borrower, their respective Significant Subsidiaries or their ERISA
     Affiliates or fiduciary of any such Plan; or except where such would not have a Material Adverse Effect, failure by any Borrower, any Significant Subsidiary of any Borrower or any of their ERISA Affiliates to make a required installment or other payment to any Plan within the meaning of
     Section 302(f) of ERISA or Section 412(n) of the Code that results in or could result in liability of any Borrower, any Significant Subsidiary of any Borrower or any of their ERISA Affiliates to the PBGC or any Plan; or except where such would not have a Material Adverse Effect, the withdrawal

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     of any Borrower, any of their respective Significant Subsidiaries or any of their ERISA Affiliates from a Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(9a)(2) of ERISA; or any Borrower, any of their respective Significant Subsidiaries or any of their ERISA Affiliates becomes an employer with respect to any Multiemployer Plan without the prior written consent of the Required Banks; or

          (i) Insolvency, Etc. Any Borrower shall be dissolved or liquidated (or any judgment, order or decree therefor shall be entered), except as otherwise provided pursuant to Section 5.2(e), or shall generally not pay its debts as they become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors, or shall institute, or there shall be instituted against any Borrower, any proceeding or case seeking to adjudicate it a bankrupt or insolvent or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief or protection of debtors or seeking the entry of an order for relief, or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its assets, rights, revenues or property, and, if such proceeding is instituted against any Borrower and is being contested by such Borrower in good faith by appropriate proceedings, such proceeding shall remain undismissed or unstayed for a period of 60 days or any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any Borrower and is not released, vacated or fully bonded within 60 days after its issue or levy; or any Borrower shall take any action (corporate or other) to authorize or further any of the actions described above in this subsection; provided, however, that none of the foregoing acts or occurrences in this
     Section 6.1(i) with respect to any Borrowing Subsidiary shall constitute an Event of Default so long as there are no Advances outstanding to such Borrowing Subsidiary at the time of such act or occurrence, provided, that, the Commitment of the Banks to such Borrowing Subsidiary shall automatically terminate without notice; or

          (j) Change of Control. The Company shall experience a Change of Control. For purposes of this Section 6.1(j), a "Change of Control" shall occur if during any twelve-month period any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended) shall have acquired beneficial ownership (within the meaning of Rule 13D-3 promulgated by the Securities and Exchange Commission under said Act) of 50% or more in voting power of the voting shares of the Company that were outstanding as of the date of this Agreement; or

          (k) Loan Documents. Any Loan Document shall fail to remain in full force and effect or any action shall be taken by any Borrower or any Guarantor to discontinue or to assert the invalidity or unenforceability of any Loan Document.

          6.2 Remedies.

          (a) Upon the occurrence and during the continuance of any Event of Default, the Agent shall, upon being directed to do so by the Required Banks, by notice to the Company (i) terminate the Commitments and/or (ii) declare the outstanding principal of, and accrued interest on, the Loans and all other amounts owing under this Agreement to be immediately due and payable, and/or (iii) demand immediate delivery of cash collateral, and the Borrowers agree to deliver such cash collateral upon demand, in an amount equal to the maximum amount that may be available to be drawn at any time prior to the stated expiry of all outstanding Letters of Credit, or any one or more of the foregoing, whereupon the Commitments shall terminate forthwith and all such amounts, including cash collateral, shall become immediately due and payable, provided that in the case of any event or condition described in Section 6.1(i) with respect to any Borrower, the Commitments shall automatically terminate forthwith and all such amounts, including cash collateral, shall automatically become immediately due and payable without notice; in all cases without demand, presentment, protest, diligence, notice of dishonor or other formality, all of which are hereby expressly waived. Such cash collateral delivered in respect of outstanding Letters of Credit shall be deposited in a special cash collateral account to be held by the Agent as collateral security for the payment and performance of the Borrowers' obligations under this Agreement to the Banks and the Agent.

          (b) The Agent shall, upon being directed to do so by the Required Banks, in addition to the remedies provided in Section 6.2(a), exercise and enforce any and all other rights and remedies available to it or the Banks, whether arising under this Agreement, the other Loan Documents or under applicable law, in any manner deemed appropriate by the Agent, including suit in equity, action at law, or other appropriate proceedings, whether for the specific performance (to the extent permitted by law) of any covenant or agreement contained in this Agreement or any the other Loan Document or in aid of the exercise of any power granted in this Agreement or any other Loan Document.

          (c) Upon the occurrence and during the continuance of any Event of Default, each Bank may at any time and from time to time exercise any of its rights of set off or bankers lien that it may possess by common law or statute without prior notice to the Borrowers, provided that each Bank may also set off against any deposit whether or not it is then matured. Each Bank agrees to promptly notify the Company after any such setoff and application, provided that the failure to give such notice shall not effect the validity of such setoff and application. The rights of such Bank under this Section 6.2(c) are in addition to other rights and remedies which such Bank may have.


                                   ARTICLE VII
                             THE AGENT AND THE BANKS

          7.1 Appointment and Authorization. Each Bank hereby irrevocably appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof or thereof, together with all such powers as are reasonably incidental thereto. The provisions of this Article VII are solely for the benefit of the Agent and the Banks, and the Borrowers shall not have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement, the Agent shall act solely as agent of the Banks and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for the Borrowers.

          7.2 Agent and Affiliates. JPMCB in its capacity as a Bank hereunder shall have the same rights and powers hereunder as any other Bank and may exercise or refrain from exercising the same as though it were not the Agent. JPMCB and its affiliates may (without having to account therefor to any Bank) accept deposits from, lend money to, and generally engage in any kind of banking, trust, financial advisory or other business with any Borrower or any Subsidiary of any Borrower as if it were not acting as Agent hereunder, and may accept fees and other consideration therefor without having to account for the same to the Banks.

          7.3 Scope of Agent's Duties. The Agent shall have no duties or responsibilities except those expressly set forth herein, and shall not, by reason of this Agreement, have a fiduciary relationship with any Bank, and no implied covenants, responsibilities, duties, obligations or liabilities shall be read into this Agreement or shall otherwise exist against the Agent. As to any matters not expressly provided for by this Agreement (including, without limitation, collection and enforcement actions), the Agent shall not be required to exercise any discretion or take any action, but the Agent shall take such action or omit to take any action pursuant to the written instructions of the Required Banks and may request instructions from the Required Banks. The Agent shall in all cases be fully protected in

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
     acting, or in refraining from acting, pursuant to the written instructions of the Required Banks, which instructions and any action or omission pursuant thereto shall be binding upon all of the Banks; provided, however, that the Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Loan Document unless it shall first be indemnified to its satisfaction by the Banks pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action. Except as expressly set forth in this Agreement or any other Loan Document, the Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any
     information   relating  to  the  Borrowers  or  any  of  their   respective
     Subsidiaries that is communicated to or obtained by the bank serving as Agent or any of its Affiliates in any capacity.

          7.4 Reliance by Agent. The Agent shall be entitled to rely upon any certificate, notice, document or other communication (including any cable, telegram, telex, facsimile transmission or oral communication) believed by it to be genuine and correct and to have been sent or given by or on behalf of a proper person. The Agent may treat the payee of any note as the holder thereof unless and until the Agent receives written notice of the assignment thereof pursuant to the terms of this Agreement signed by such payee and the Agent receives the written agreement of the assignee that such assignee is bound hereby to the same extent as if it had been an original party hereto. The Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Agent may employ agents (including without limitation collateral agents) and may consult with legal counsel (who may be counsel for the Borrowers), independent public accountants and other experts selected by it and shall not be liable to the Banks, except as to money or property received by it or its authorized agents, for the negligence or misconduct of any such agent selected by it with reasonable care or for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

          7.5 Default. The Agent shall not be deemed to have knowledge of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Agent for the account of the Banks, unless the Agent has received written notice from a Bank or a Borrower specifying such Default or Event of Default and stating that such notice is a "Notice of Default". In the event that the Agent receives such a notice, the Agent shall give prompt written notice thereof to the Banks.

          7.6 Liability of Agent. Neither the Agent nor any of its directors, officers, agents, or employees shall be liable to the Banks for any action taken or not taken by it or them in connection herewith with the consent or at the request of the Required Banks or in the absence of its or their own gross negligence or willful misconduct. Except for duties expressly accepted by the Agent hereunder, neither the Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any recital, statement, warranty or representation contained in this Agreement or any Guaranty, or in any certificate, report, financial statement or other document furnished in connection with this Agreement, (ii) the performance or observance of any of the covenants or agreements of any Borrower or any Guarantor, (iii) the satisfaction of any condition specified in Article II hereof, or (iv) the validity, effectiveness, legal enforceability, value or genuineness of this Agreement or any Loan Document or any collateral subject thereto or any other instrument or document furnished in connection herewith.

          7.7 Nonreliance on Agent and Other Banks. Each Bank acknowledges and agrees that it has, independently and without reliance on the Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrowers and decision to enter into this Agreement and that it will, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decision in taking or not taking action under this

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     Agreement.  The Agent shall not be  required to keep itself  informed as to the performance or observance by any Borrower or any Guarantor of this Agreement or any other documents referred to or provided for herein or to inspect the properties or books of any Borrower or any Guarantor and, except for notices, reports and other documents and information expressly required to be furnished to the Banks by the Agent or any Borrower hereunder, the Agent shall not have any duty or responsibility to provide any Bank with any information concerning the affairs, financial condition or business of the Borrowers or any of their respective Subsidiaries which may come into the possession of the Agent or any of its affiliates.

          7.8 Indemnification. The Banks agree to indemnify the Agent (to the extent not reimbursed by the Borrowers, but without limiting any obligation of the Borrowers to make such reimbursement), ratably according to the respective principal amounts of the Advances then outstanding made by each of them (or if no Advances are at the time outstanding, ratably according to the respective amounts of their Commitments), from and against any and all claims, damages, losses, liabilities, costs or expenses of any kind or nature whatsoever (including, without limitation, fees and disbursements of counsel) which may be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of this Agreement or the transactions contemplated hereby or any action taken or omitted by the Agent under this Agreement, provided, however, that no Bank shall be liable for any portion of such claims, damages, losses, liabilities, costs or expenses resulting from the Agent's gross negligence or willful misconduct. Without limitation of the foregoing, each Bank agrees to reimburse the Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including without limitation fees and expenses of counsel) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, to the extent that the Agent is not reimbursed for such expenses by the Borrowers, but without limiting the obligation of the Borrowers to make such reimbursement. Each Bank agrees to reimburse the Agent promptly upon demand for its ratable share of any amounts owing to the Agent by the Banks pursuant to this Section.

          7.9 Resignation of Agent. The Agent may resign as such at any time upon thirty days' prior written notice to the Borrowers and the Banks. In the event of any such resignation, the Company shall, by an instrument in writing delivered to the Banks and the Agent, appoint a successor, which shall be a Bank or any other commercial bank organized under the laws of the United States or any State thereof and having a combined capital and surplus of at least $500,000,000; provided, that, if an Event of Default has occurred and is continuing at the time of such resignation, the Required Banks shall have the right to appoint, on behalf of the Borrowers and the Banks, the successor agent. If a successor is not so appointed or does not accept such appointment before the Agent's resignation becomes effective, the resigning Agent may appoint a temporary successor to act until such appointment by the Company is made and accepted any successor to the Agent shall execute and deliver to the Borrowers and the Banks an instrument accepting such appointment and thereupon such successor Agent, without further act, deed, conveyance or transfer shall become vested with all of the properties, rights, interests, powers, authorities and obligations of its predecessor hereunder with like effect as if originally named as Agent hereunder. Upon the acceptance of its appointment as Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. Upon request of such successor Agent, the Borrowers and the resigning Agent shall execute and deliver such instruments of conveyance, assignment and further assurance and do such other things as may reasonably be required for more fully and certainly vesting and confirming in such successor Agent all such properties, rights, interests, powers, authorities and

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     obligations.  The  provisions of this Article VII shall  thereafter  remain effective for such resigning Agent with respect to any actions taken or omitted to be taken by such Agent while acting as the Agent hereunder.

          7.10 Sharing of Payments. The Banks agree among themselves that, in the event that any Bank shall obtain payment in respect of any Advance or any other obligation owing to the Banks under this Agreement through the exercise of a right of set-off, banker's lien, counterclaim or otherwise in excess of its ratable share of payments received by all of the Banks on account of the Advances and other obligations (or if no Advances are outstanding, ratably according to the respective amounts of the Commitments), such Bank shall promptly purchase from the other Banks participations in such Advances and other obligations in such amounts, and make such other adjustments from time to time, as shall be equitable to the end that all of the Banks share such payment in accordance with such ratable shares. The Banks further agree among themselves that if payment to a Bank obtained by such Bank through the exercise of a right of set-off, banker's lien, counterclaim or otherwise as aforesaid shall be rescinded or must otherwise be restored, each Bank which shall have shared the benefit of such payment shall, by repurchase of participations theretofore sold, return its share of that benefit to each Bank whose payment shall have been rescinded or otherwise restored. The Borrowers agree that any Bank so purchasing such a participation may, to the fullest extent permitted by law, exercise all rights of payment, including set-off, banker's lien or counterclaim, with respect to such participation as fully as if such Bank were a holder of such Advance or other obligation in the amount of such participation. The Banks further agree among themselves that, in the event that amounts received by the Banks and the Agent hereunder are insufficient to pay all such obligations or insufficient to pay all such obligations when due, the fees and other amounts owing to the Agent in such capacity shall be paid therefrom before payment of obligations owing to the Banks under this Agreement, other than agency fees payable pursuant to Section 2.5(d) of this Agreement which shall be paid on a pro rata basis with amounts owing to the Banks. Except as otherwise expressly provided in this Agreement, if any Bank or the Agent shall fail to remit to the Agent or any other Bank an amount payable by such Bank or the Agent to the Agent or such other Bank pursuant to this Agreement on the date when such amount is due, such payments shall be made together with interest thereon for each date from the date such amount is due until the date such amount is paid to the Agent or such other Bank at a rate per annum equal to the rate at which borrowings are available to the payee in its overnight federal funds market. It is further understood and agreed among the Banks and the Agent that if the Agent or any Bank shall engage in any other transactions with any Borrower and shall have the benefit of any collateral or security therefor which does not expressly secure the obligations arising under this Agreement except by virtue of a so-called dragnet clause or comparable provision, the Agent or such Bank shall be entitled to apply any proceeds of such collateral or security first in respect of the obligations arising in connection with such other transaction before application to the obligations arising under this Agreement.

          7.11 Withholding Tax Exemption. (a) Each Bank that is not organized and incorporated under the laws of the United States or any State thereof agrees to file with the Agent and the Company, in duplicate, (i) on or before the later of (A) the Effective Date and (B) the date such Bank becomes a Bank under this Agreement and (ii) thereafter, renewals or additional copies of such form (or any successor form) on or before the date such form expires or becomes obsolete, unless not legally able to do so as a result of a change in United States income tax enacted, or treaty promulgated, after the date specified in the preceding clause (i), on or prior to the immediately following due date of any payment by the Company hereunder, a properly completed and executed copy of either Internal Revenue Service Form W-8BEN or Internal Revenue Service Form W-8ECI and Internal Revenue Service Form W-8 or Internal Revenue Service Form W-9 and any additional form necessary for claiming complete exemption from United States withholding taxes (or such other form as is required to claim complete exemption from Unites States withholding taxes), if and as provided by the Internal Revenue Code or other pronouncements of the United States Internal Revenue Service, and such Bank warrants to the Company that the form so filed will be true and complete; provided that such Bank's failure to complete and execute such Form W-8BEN or Form W-8ECI, or Form

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     W-8 or Form W-9, as the case may be, and any such  additional  form (or any successor form or forms) shall not relieve the Company of any of its obligations under this Agreement, except as otherwise provided in this
     Section 7.11.

          (b) Prior to making any Loan denominated in Pounds, each Bank that is making any portion of such Loan and that is neither a resident of the United Kingdom nor a bank carrying on a bona fide banking business in the United Kingdom agrees to furnish to the Agent and the Company evidence satisfactory to the Agent and the Company that such Bank has filed with the United Kingdom Inland Revenue a "Claim on Behalf of a United States Domestic Corporation to Relief from United Kingdom Income Tax on Interest and Royalties Arising in the United Kingdom" or other appropriate form or forms of exemption from withholding tax and received from the Inland Revenue authority that payments to such Bank by any Borrower hereunder may be made gross; provided that such Bank's failure to furnish such evidence shall not relieve any Borrower of its obligations under this Agreement, except as otherwise provided in this Section 7.11. Upon an Event of Default, each Bank which is neither a resident of the United Kingdom nor a bank carrying on a bona fide banking business in the united Kingdom agrees to furnish, as soon as practicable, to the Agent and the Company evidence satisfactory to the Agent and the Company that such Bank has filed with the United Kingdom Inland Revenue a claim on behalf of a United States Domestic Corporation to Relief from United Kingdom Income Tax on Interest and Royalties Arising in the United Kingdom or other appropriate form or forms of exemption from withholding tax and received form the Inland Revenue authority that payments to such Bank by the Company hereunder may be made gross; provided that such Bank's failure to furnish such evidence shall not relieve any Borrower of its obligations under this Agreement, except as otherwise provided in this Section 7.11.

          7.12 Co-Agent, Documentation Agents, Syndication Agent, Etc. No Bank identified in this Agreement as a "co-agent", "documentation agent" or "syndication agent" shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Banks as such. Without limiting the foregoing, none of such Banks shall have or be deemed to have a fiduciary relationship with any Bank. Each Bank hereby makes the same acknowledgments with respect to such Banks as it makes with respect to the Agent in Section 7.7.


                                  ARTICLE VIII
                                  MISCELLANEOUS

          8.1 Amendments, Etc.

          (a) No amendment, modification, termination or waiver of any provision of this Agreement nor any consent to any departure therefrom shall be effective unless the same shall be in writing and signed by the Borrowers and the Required Banks and, to the extent any rights or duties of the Agent may be affected thereby, the Agent, provided, however, that no such amendment, modification, termination, waiver or consent shall, without the consent of the Agent and all of the Banks, (i) authorize or permit the extension of time for, or any reduction of the amount of, any payment of the principal of, or interest on, the Advances or any Letter of Credit reimbursement obligation, or any fees or other amount payable hereunder,
     (ii) amend or terminate the respective  Commitment of any Bank set forth on
     Schedule 1.1 (except as provided in Section 2.1(d) or Section 2.4(c)) or modify the provisions of this Section regarding the taking of any action under this Section or the provisions of Section 7.10, Section 8.6(a) or the definition of Required Banks or (iii) amend or modify the Guaranty (other than any amendment solely for the purpose of adding or deleting a Borrowing Subsidiary) or provide for the release or discharge of the Company's obligations under the Guaranty.

          (b) Any such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          (c) Notwithstanding anything herein to the contrary, no Bank that is in default of any of its obligations, covenants or agreements under this Agreement shall be entitled to vote (whether to consent or to withhold its consent) with respect to any amendment, modification, termination or waiver of any provision of this Agreement or any departure therefrom or any direction from the Banks to the Agent, and, for purposes of determining the Required Banks at any time when any Bank is in default under this Agreement, the Commitments and Advances of such defaulting Banks shall be disregarded.

          8.2 Notices.

          (a) Except as otherwise provided in Section 8.2(c) hereof, all notices and other communications hereunder shall be in writing and shall be delivered or sent to the Borrowers in care of the Treasury Manager at One Invacare Way, Elyria, Ohio 44035, Attention: Ron Richeson, Facsimile No.
     (440) 326-3457, rricheson@invacare.com and to the Agent and the Banks at the respective addresses and numbers for notices set forth on the signatures pages hereof, or to such other address as may be designated by any Borrower, the Agent or any Bank by notice to the other parties hereto. All notices and other communications shall be deemed to have been given at the time of actual delivery thereof to such address, or if sent by certified or registered mail, postage prepaid, to such address, on the third day after the date of mailing, or if deposited prepaid with Federal Express or other nationally recognized overnight delivery service prior to the deadline for next day delivery, on the Business Day next following such deposit, provided, however, that notices to the Agent shall not be effective until received.

          (b) Notices by the Treasury Manager or a Borrower to the Agent with respect to terminations or reductions of the Commitments pursuant to
     Section 2.4, requests for Advances pursuant to Section 2.6, requests for continuations or conversions of Loans pursuant to Section 2.9 and notices of prepayment pursuant to Section 3.1 shall be irrevocable and binding on the Borrowers.

          (c) Any notice to be given by the Treasury Manager or a Borrower to the Agent pursuant to Sections 2.6 or 2.9 and any notice to be given by the Agent or any Bank hereunder, may be given by telephone, and all such notices given by the Treasury Manager or a Borrower must be immediately confirmed in writing or by e-mail, in the manner provided in Section 8.2(a). Any such notice given by telephone shall be deemed effective upon receipt thereof by the party to whom such notice is to be given.

          8.3 No Waiver By Conduct; Remedies Cumulative. No course of dealing on the part of the Agent or any Bank, nor any delay or failure on the part of the Agent or any Bank in exercising any right, power or privilege hereunder shall operate as a waiver of such right, power or privilege or otherwise prejudice the Agent's or such Bank's rights and remedies hereunder; nor shall any single or partial exercise thereof preclude any further exercise thereof or the exercise of any other right, power or privilege. No right or remedy conferred upon or reserved to the Agent or any Bank under this Agreement, any Guaranty or any other Loan Document is intended to be exclusive of any other right or remedy, and every right and remedy shall be cumulative, except as limited by this Agreement, and in addition to every other right or remedy granted thereunder or now or hereafter existing under any applicable law. Every right and remedy granted by this Agreement, any Guaranty or any other Loan Document or by applicable law to the Agent or any Bank may be exercised from time to time and as often as may be deemed expedient by the Agent or any Bank and, unless contrary to the express provisions of this Agreement, such Guaranty or such Loan Document, irrespective of the occurrence or continuance of any Default or Event of Default.

          8.4 Reliance on and Survival of Various Provisions. All terms, covenants, agreements, representations and warranties of any Borrower or any Guarantor made herein, in any Guaranty or in any certificate, report, financial statement or other document furnished by or on behalf of any Borrower or any Guarantor in connection with this Agreement shall be deemed to be material and to have been relied upon by the Banks, notwithstanding any investigation heretofore or hereafter made by any Bank or on such Bank's behalf, and those covenants and agreements of the Borrowers set forth in Sections 3.6, 3.8, 5.1(f) and 8.5 hereof shall survive the repayment in full of the Advances and the termination of the Commitments for a period of one year from such repayment or termination.

          8.5 Expenses; Indemnification. (a) The Company agrees to pay, or reimburse the Agent for the payment of, on demand, (i) the reasonable fees, without premium, and reasonable expenses of counsel to the Agent, including without limitation the reasonable fees and expenses of Dickinson Wright PLLC as agreed upon with the Company in connection with the preparation, execution, delivery and administration of the Loan Documents and the consummation of the transactions contemplated hereby, and in connection with advising the Agent as to its rights and responsibilities with respect thereto, and in connection with any amendments, waivers or consents in connection therewith, (ii) all stamp and other taxes and fees payable in connection with the execution, delivery, filing or recording of this Agreement and the consummation of the transactions contemplated hereby, and any and all liabilities with respect to or resulting from any delay in paying or omitting to pay such taxes or fees, (iii) all reasonable costs and expenses of the Agent (including without limitation reasonable fees and expenses of counsel, which counsel shall be acceptable to the Required Banks, including without limitation counsel who are employees of the Agent, and whether incurred through negotiations, legal proceedings or otherwise) in connection with any Default or Event of Default or the enforcement of, or the exercise or preservation of any rights under the Loan Documents or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement, (iv) any costs, internal charges and expenses (including without limitation reasonable fees and expenses of counsel, which attorneys may be employees of the Banks) paid or incurred by the Agent or any Bank in connection with the collection and enforcement of the Loan Documents, and (v) all reasonable costs and expenses of the Agent and the Banks (including reasonable fees and expenses of counsel) in connection with any action or proceeding relating to a court order, injunction or other process or decree restraining or seeking to restrain the Agent from paying any amount under, or otherwise relating in any way to, any Letter of Credit and any and all costs and expenses which any of them may incur relative to any payment under any Letter of Credit.

          (b) Each Borrower hereby indemnifies and agrees to hold harmless the Banks and the Agent, and their respective Related Parties, from and against any and all claims, damages, losses, liabilities, costs or expenses of any kind or nature whatsoever which the Banks or the Agent or any such Related Party may incur or which may be claimed against any of them by reason of or in connection with entering into this Agreement or the transactions contemplated hereby (whether or not such Bank, the Agent or such other Related Party is a party to the claim, demand, action, cause of action or proceeding giving rise to such claim, damage, loss, liability, cost or expense); provided, however, that no Borrower shall be required to indemnify any such Bank and the Agent or such other Related Party, to the extent, but only to the extent, that such claim, damage, loss, liability, cost or expense is attributable to the gross negligence or willful misconduct of such Bank or the Agent, as the case may be, as determined by a court of competent jurisdiction in a final, non-appealable judgment.

          8.6 Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate

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
     of the Agent that issues any Letter of Credit), except that (i) a Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Bank (and any attempted assignment or transfer by any Borrower without such consent shall be null and void) and (ii) no Bank may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of the Agent that issues any Letter of Credit), Participants (to the extent provided in paragraph
     (c) of this Section) and, to the extent expressly contemplated hereby, the Related Parties of each of the Agent and the Banks) any legal or equitable right, remedy or claim under or by reason of this Agreement.

          (b)(i) Subject to the conditions set forth in paragraph (b)(ii) below, any Bank may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld) of:

               (A) the Company, provided that no consent of the Company shall be required for an assignment to a Bank, an Affiliate of a Bank, an Approved Fund or, if an Event of Default has occurred and is continuing, any other assignee; and

               (B) the Agent, except in the case of an assignment to a Bank.

               (ii) Assignments shall be subject to the following additional conditions:

               (A) except in the case of an assignment to a Bank or an Affiliate of a Bank or an assignment of the entire remaining amount of the assigning Bank's Commitment or Loans, the amount of the Commitment or Loans of the assigning Bank subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Agent) shall not be less than $5,000,000 unless each of the Company and the Agent otherwise consent, provided that no such consent of the Company shall be required if an Event of Default has occurred and is continuing;

               (B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Bank 's rights and obligations under this Agreement;

               (C) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500; and

               (D) the assignee, if it shall not be a Bank, shall deliver to the Agent an Administrative Questionnaire.

               For the purposes of this Section 8.6, the term "Approved Fund" has the following meaning:


          "Approved Fund" means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Bank, (b) an Affiliate of a Bank or (c) an entity or an Affiliate of an entity that administers or manages a Bank.

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
          (iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Bank under this Agreement, and the assigning Bank thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Bank's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.4, 3.6, 3.8 and 8.5). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 8.6 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section.

          (iv) The Agent, acting for this purpose as an agent of the Borrowers, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Banks, and the Commitment of, and principal amount of the Advances owing to, each Bank pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrowers, the Agent and the Banks may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Bank hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers and any Bank, at any reasonable time and from time to time upon reasonable prior notice.

          (v) Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Bank and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Bank hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Agent shall accept such Assignment and Assumption and record the information contained therein in the Register; provided that if either the assigning Bank or the assignee shall have failed to make any payment required to be made by it pursuant to Section 2.1(f), 2.3(c), 2.6(b), 2.6(e) or 7.8), the Agent shall have no obligation to accept such Assignment and Assumption and record the information therein in the Register unless and until such payment shall have been made in full, together with all accrued interest thereon. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

          (c)(i) Any Bank may, without the consent of the Company or the Agent, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Bank's rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (A) such Bank's obligations under this Agreement shall remain unchanged, (B) such Bank shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrowers, the Agent and the other Banks shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Bank sells such a participation shall provide that such Bank shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Bank will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the proviso to
     Section 8.1(a) that affects such Participant. Subject to paragraph (c)(ii) of this Section, the Borrowers agree that each Participant shall be entitled to the benefits of Sections 3.4, 3.6, 3.7 and 3.8 to the same extent as if it were a Bank and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 6.2(c) as though it were a Bank, provided such Participant agrees to be subject to
     Section 7.10 as though it were a Bank.

          (ii) A Participant shall not be entitled to receive any greater payment under Section 3.4 or 3.6 than the applicable Bank would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Company's prior written consent. A Participant that would be a Foreign Bank if it were a Bank shall not be entitled to the benefits of
     Section 3.4 unless the Company is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 7.11 as though it were a Bank.

          (d) Any Bank may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Bank, including without limitation any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Bank from any of its obligations hereunder or substitute any such pledgee or assignee for such Bank as a party hereto.

          8.7 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

          8.8 Governing Law; Consent to Jurisdiction. This Agreement is a contract made under, and shall be governed by and construed in accordance with, the law of the State of Illinois applicable to contracts made and to be performed entirely within such State and without giving effect to choice of law principles of such State. Each Borrower further agrees that any legal action or proceeding with respect to this Agreement or any other Loan Document or the transactions contemplated hereby shall be brought in any court of the State of Illinois, or in any court of the United States of America sitting in Illinois, and each Borrower hereby irrevocably submits to and accepts generally and unconditionally the jurisdiction of those courts with respect to its person and property, and irrevocably appoints _______________, whose address is set forth in Section 8.2, as its agent for service of process and irrevocably consents to the service of process in connection with any such action or proceeding by personal delivery to such agent or to the Borrowers or by the mailing thereof by registered or certified mail, postage prepaid to the Borrowers at the address set forth in Section 8.2. Nothing in this paragraph shall affect the right of the Banks and the Agent to serve process in any other manner permitted by law or limit the right of the Banks or the Agent to bring any such action or proceeding against the Borrowers or property in the courts of any other jurisdiction. Each Borrower hereby irrevocably waives any objection to the laying of venue of any such suit or proceeding in the above described courts.

          8.9 Table of Contents and Headings. The table of contents and the headings of the various subdivisions hereof are for the convenience of reference only and shall in no way modify any of the terms or provisions hereof.

          8.10 Construction of Certain Provisions. If any provision of this Agreement refers to any action to be taken by any person, or which such person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such person, whether or not expressly specified in such provision.

          8.11 Integration and Severability. This Agreement and the other Loan Documents embody the entire agreement and understanding between the Borrowers and the Agent and the Banks, and supersede all prior agreements and understandings, relating to the subject matter hereof. In case any one or more of the obligations of any Borrower under this Agreement or any other Loan Document shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining obligations of such Borrower and the other Borrowers shall not in any way be affected or impaired thereby, and such invalidity, illegality or unenforceability in one jurisdiction shall not affect the validity, legality or enforceability of the obligations of the Borrowers under this Agreement or any other Loan Document in any other jurisdiction.

          8.12 Independence of Covenants. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any such covenant, the fact that it would be permitted by an exception to, or would be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or such condition exists.

          8.13 Interest Rate Limitation. Notwithstanding any provisions of this Agreement, in no event shall the amount of interest paid or agreed to be paid by any Borrower exceed an amount computed at the highest rate of interest permissible under applicable law. If, from any circumstances whatsoever, fulfillment of any provision of this Agreement at the time performance of such provision shall be due, shall involve exceeding the interest rate limitation validly prescribed by law which a court of competent jurisdiction may deem applicable hereto, then, ipso facto, the obligations to be fulfilled shall be reduced to an amount computed at the highest rate of interest permissible under applicable law, and if for any reason whatsoever any Bank shall ever receive as interest an amount which would be deemed unlawful under such applicable law such interest shall be automatically applied to the payment of principal of such Bank's Advances outstanding hereunder (whether or not then due and payable) and not to the payment of interest, or shall be refunded to the Borrowers if such principal and all other obligations of the Borrowers to such Bank have been paid in full.

          8.14 Confidentiality. The Banks and the Agent shall hold all confidential information obtained pursuant to the requirements of this Agreement in accordance with their customary procedures for handling confidential information of this nature and in accordance with safe and sound banking practices and in any event may make disclosure to its examiners, affiliates, outside auditors, counsel and other professional advisors in connection with this Agreement or as reasonably required by any bona fide transferee or participant in connection with the contemplated transfer of any Loans or participation therein or as required or requested by any governmental or regulatory agency or representative thereof or pursuant to legal process or with the prior consent of the Company. Without limiting the foregoing, it is expressly understood that such confidential information shall not include information which, at the time of disclosure is in the public domain or, which after disclosure, becomes part of the public domain or information which is obtained by any Bank or the Agent prior to the time of disclosure and identification by the Company under this Section, or information received by any Bank or the Agent from a third party unless such third party is bound by this Agreement. Nothing in this Section or otherwise shall prohibit any Bank or the Agent from disclosing any confidential information to the other Banks or the Agent or render any of them liable in connection with any such disclosure.

          8.15 Waiver of Jury Trial. The Borrowers, the Banks and the Agent, after consulting or having had the opportunity to consult with counsel, knowingly, voluntarily and intentionally waive any right either of them may have to a trial by jury in any litigation based upon or arising out of this Agreement or any other Loan Document or any of the transactions contemplated by this Agreement or any course of conduct, dealing, statements (whether oral or written) or actions of any of them. Neither any Borrower, any Bank nor the Agent shall seek to consolidate, by counterclaim or otherwise, any such action in which a jury trial has been waived with any other action in which a jury trial cannot be or has not been waived. These provisions shall not be deemed to have been modified in any respect or relinquished by any party hereto except by a written instrument executed by such party.

          8.16 Unification of Certain Currencies. Without prejudice to any method of conversion or rounding prescribed by any legislative measures of the European Council (including without limitation, Regulation 1103/97 of 17 June 1997), each reference in this Agreement to a fixed amount or to fixed amounts in a National Currency Unit to be paid to or by the Agent shall, notwithstanding any other provision of this Agreement, be replaced by a reference to such comparable and convenient fixed amount or fixed amounts in the Euro as the Agent may from time to time specify.

          8.17 USA Patriot Act. Each Bank that is subject to the Act (as hereinafter defined) and the Agent (for itself and not on behalf of any
     Bank) hereby notifies each Borrower that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "Act"), it is required to obtain, verify and record information that identifies such Borrower, which information includes the name and address of such Borrower and other information that will allow such Bank or the Agent, as applicable, to identify such Borrower in accordance with the Act.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered on the _____ day of January, 2005.


                                                     INVACARE CORPORATION


                            By: /c/Greg Thomspon
                            Print Name: Greg Thomspon
                            Title: Senior Vice President & CFO

                           INVACARE (DEUTSCHLAND) GmbH


                            By: /c/Greg Thomspon
                           Print Name: Greg Thomspon
                           Title: Authorized Officer


                          INVACARE AUSTRALIA PTY. LTD.


                            By: /c/Greg Thomspon
                           Print Name: Greg Thomspon
                           Title: Authorized Officer



                          INVACARE CANADA INC.


                            By: /c/Greg Thomspon
                           Print Name: Greg Thomspon
                           Title: Authorized Officer


                           INVACARE S.A.


                            By: /c/Greg Thomspon
                           Print Name: Greg Thomspon
                           Title: Authorized Officer

                           INVACARE (UK) LIMITED


                            By: /c/Greg Thomspon
                           Print Name: Greg Thomspon
                           Title: Authorized Officer

                           INVACARE INTERNATIONAL SARL


                            By: /c/Greg Thomspon
                           Print Name: Greg Thomspon
                           Title: Senior Vice President & CFO


                            DOMUS HOMECARE AG


                            By: /c/Greg Thomspon
                           Print Name: Greg Thomspon
                           Title: Authorized Officer


                            INVACARE HOLDINGS CV


                            By: /c/Greg Thomspon
                           Print Name: Greg Thomspon
                           Title: Authorized Officer


                            SCANDINAVIAN MOBILITY INTERNATIONAL APS


                            By: /c/Greg Thomspon
                           Print Name: Greg Thomspon
                           Title: Authorized Officer

Address for Notices:        JPMORGAN CHASE BANK, N.A., as a Bank and as
Agent


131 S. Dearborn, 6th Floor  By: /s/Dana E. Jurgens
Chicago, Illinois 60603     Print Name: Dana E. Jurgens
Attention:  Dana Jurgens    Title: Director
Facsimile No.: (312) 325-3190
Telephone No.: (312) 325-3207


Address for Notices:        KEYBANK NATIONAL ASSOCIATION, as a Bank and
Syndication Agent


127 Public Square            By: /s/J.T. Taylor
Cleveland, Ohio  44114       Print Name: J.T. Taylor
Attention:    J.T. Taylor    Title: Senior Vice President
Facsimile No.:(216) 689-8329
Telephone No.:(216) 689-4490


Address for Notices:         NATIONAL CITY BANK, as a Bank and Documentation
                             Agent

1900 East Ninth Street
Loc. 2077                    By: /s/Robert S. Coleman
Cleveland, Ohio  44114       Print Name: Robert S. Coleman
Attention: Robert S. Coleman Title: Senior Vice President
Facsimile No.: (216) 222-0003
Telephone No.: (216) 222-9714


Address for Notices:         BANK OF AMERICA, N.A., as a Bank and
                             Documentation Agent

100 N. Tyron Street
Floor 17                     By: /s/Richard C. Hardison
Charlotte, North Carolina
28255                        Print Name: Richard C. Hardison
Attention:    Larry Gordon   Title: Vice President
Facsimile No.: (704) 409-0486
Telephone No.: (704) 388-1115

Address for Notices:         CALYON NEW YORK BRANCH


1301 Avenue of the Americas  By: /s/Attila Coach
New York, New York  10019    Print Name: Attila Coach
Attention:    Tom Randolph   Title: Managing Director
Facsimile No.: (212) 261-3440 By: /s/Thomas Randolph
Telephone No.: (212) 261-7431 Print Name: Thomas Randolph
                              Title: Director


Address for Notices:         HARRIS TRUST AND SAVINGS BANK


111 West Monroe Street,
10 Floor Center              By: /s/Michael Pincus
Chicago, Illinois  60603     Print Name: Michael Pincus
Attention: Todd Kostelnik    Title: Managing Director
Facsimile No.: (312) 461-3139
Telephone No.: (312) 293-4355


Address for Notices:         NORDEA BANK FINLAND PLC,
                             NEW YORK BRANCH


437 Madison Avenue           By: /s/Henrik Steffensen
New York, New York  10022    Print Name:  Henrik Steffensen
Attention:Loan Administration  Its:  First Vice President
Facsimile No.: (212) 750-9188              -and-
Telephone No.: (212) 318-9596 By: /s/Gerald E. Chelius
                             Print Name: Gerald E. Chelius
                             Its:  Senior Vice President - Credit


Address for Notices:         PNC BANK, NATIONAL ASSOCIATION


249 Fifth Avenue             By: /s/Joseph G. Moran
Pittsburgh, Pennsylvania
15222                        Print Name: Joseph G. Moran
Attention: Ronald Bovill     Title: Managing Director
Facsimile No.: (412) 762-4718
Telephone No.:  (412) 762-7871

Address for Notices:         SUNTRUST BANK


201 4th Avenue North         By: /s/William D. Priester
Nashville, Tennessee  37219  Print Name: William D. Priester
Attention: Bill Priester     Title: Director
Facsimile No.: (615) 748-5269
Telephone No.: (615) 748-5969


Address for Notices:         THE BANK OF NEW YORK

One Wall Street              By: /s/Thomas J. McCormack
New York, New York  10286    Print Name: Thomas J. McCormack
Attention: Jonathan Rollins  Title: Vice President
Facsimile No.: (212) 635-1481
Telephone No.: (212) 635-7901


Address for Notices:          COOPERATIEVE CENTRALE RAIFFEISEN-
                              BOERENLEENBANK B.A.
                             "RABOBANK INTERNATIONAL",
                              NEW YORK BRANCH


10 Exchange Place, 16th Floor  By: /s/Robert M. Mandula
Jersey City, NJ  07302         Print Name: Robert M. Mandula
Attention:  Clemencia Stewart  Title: Executive Director
Facsimile No.: (201) 499-5326
Telephone No.: (201) 499-5245

                               By: /s/Rebecaa O. Morrow
                               Print Name: Rebecaa O. Morrow
                               Title: Executive Director


                                PRICING SCHEDULE

====================== ===================== ====================== ===================== ==================== =====================
     APPLICABLE MARGIN       LEVEL I STATUS        LEVEL II STATUS       LEVEL III STATUS      LEVEL IV STATUS       LEVEL V STATUS
====================== ===================== ====================== ===================== ==================== =====================
====================== ===================== ====================== ===================== ==================== =====================
     Eurocurrency Rate           0.35%                 0.425%                 0.50%                0.575%                0.675%
====================== ===================== ====================== ===================== ==================== =====================


====================== ===================== ====================== ===================== ==================== =====================
    APPLICABLE FEE RATE      LEVEL I STATUS        LEVEL II STATUS       LEVEL III STATUS      LEVEL IV STATUS       LEVEL V STATUS
====================== ===================== ====================== ===================== ==================== =====================
---------------------- --------------------- ---------------------- --------------------- -------------------- ---------------------
   Letter of Credit Fee          0.35%                 0.425%                 0.50%                0.575%                0.675%
---------------------- --------------------- ---------------------- --------------------- -------------------- ---------------------
       Facility Fee              0.10%                 0.125%                 0.15%                0.175%                0.20%
===================== ===================== ====================== ===================== ==================== =====================

          For the purposes of this Schedule, the following terms have the following meanings and all other capitalized terms used but not defined herein shall have the meanings set forth in the Agreement, subject to the final paragraph of this Schedule:

          "Financials" means the annual or quarterly financial statements of the Company delivered pursuant to the Agreement.

          "Level I Status" exists at any date if, as of the last day of the fiscal quarter of the Company referred to in the most recent Financials, the Leverage Ratio is less than or equal to 1.50 to 1.00.

          "Level II Status" exists at any date if, as of the last day of the fiscal quarter of the Company referred to in the most recent Financials,
     (i) the Company has not qualified for Level I Status and (ii) the Leverage Ratio is less than 2.0 to 1.00.

          "Level III Status" exists at any date if, as of the last day of the fiscal quarter of the Company referred to in the most recent Financials,
     (i) the Company has not qualified for Level I Status or Level II Status and
     (ii) the Leverage Ratio is less than 2.50 to 1.00.

          "Level IV Status" exists at any date if, as of the last day of the fiscal quarter of the Company referred to in the most recent Financials,
     (i) the Company has not qualified for Level I Status, Level II Status or Level III Status and (ii) the Leverage Ratio is less than 3.00 to 1.0.

          "Level V Status" exists at any date if the Company has not qualified for Level I Status, Level II Status, Level III Status or Level IV Status.

          "Status" means Level I Status, Level II Status, Level III Status, Level IV Status or Level V Status.

          The Applicable Margin and Applicable Fee Rate shall be determined in accordance with the foregoing table based on the Company's Status as reflected in the then most recent Financials. Adjustments, if any, to the Applicable Margin or Applicable Fee Rate shall be effective five Business Days after the Agent has received the applicable Financials. If the Company fails to deliver the Financials to the Agent at the time required pursuant to the Credit Agreements, then the Applicable Margin and Applicable Fee Rate shall be the highest Applicable Margin and Applicable Fee Rate set forth in the foregoing table until five days after such Financials are so delivered.

                                  SCHEDULE 1.1


                                   COMMITMENTS

January 14, 2005

--------------------------------------------------------------------------------

                                       COMMITMENTS
================================================================================
----------------------------------------------- --------------------------------

                     Bank                                      Commitment
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------

JPMorgan Chase Bank, N.A.                                      $62,500,000
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------

KeyBank National Association                                    62,500,000
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------

National City Bank                                              50,000,000
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------

Bank of America, NA.                                            50,000,000
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------

Calyon New York Branch                                          35,000,000
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------

Harris Bank Trust and Savings                                   35,000,000
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------

Nordea Bank Finland Plc, New York Branch                        35,000,000
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------

PNC Bank, National Association                                  35,000,000
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------

SunTrust Bank                                                   35,000,000
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------

The Bank of New York                                            25,000,000
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------

Rabobank International, New York Branch                         25,000,000
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------

                                                              $450,000,000
----------------------------------------------- --------------------------------

--------------------------------------------------------------------------------

                              REVOLVING CREDIT COMMITMENTS
================================================================================
----------------------------------------------- --------------------------------

                     Bank                           Revolving Credit Commitment
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------

JPMorgan Chase Bank, N.A.                                      $22,500,000
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------

KeyBank National Association                                    62,500,000
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------

National City Bank                                              25,000,000
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------

Bank of America, NA.                                            50,000,000
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------

Calyon New York Branch                                          35,000,000
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------

Harris Bank Trust and Savings                                            0
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------

Nordea Bank Finland Plc, New York Branch                        35,000,000
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------

PNC Bank, National Association                                  35,000,000
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------

SunTrust Bank                                                   35,000,000
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------

The Bank of New York                                            25,000,000
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------

Rabobank International, New York Branch                         25,000,000
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------

                                                              $350,000,000
----------------------------------------------- --------------------------------




--------------------------------------------------------------------------------

                               ALTERNATE CURRENCY COMMITMENTS
================================================================================
========================= =========================== ==========================

       Bank                      Alternate Currency        Alternate Currency
                                 Facility
------------------------- --------------------------- --------------------------
------------------------- --------------------------- --------------------------

JPMorgan Chase Bank, N.A.        Canadian Dollars            USD $40,000,000
------------------------- --------------------------- --------------------------
------------------------- --------------------------- --------------------------

National City Bank               Canadian Dollars            USD $25,000,000
------------------------- --------------------------- --------------------------
------------------------- --------------------------- --------------------------

Harris Bank Trust and Savings    Canadian Dollars            USD $35,000,000
------------------------ --------------------------- ---------------------------

                                    EXHIBIT A

                                     FORM OF

                   BANK ADDITION AND ACKNOWLEDGEMENT AGREEMENT


                                      Dated


          Reference is made to the Credit Agreement dated as of January 14, 2005 (as amended or supplemented from time to time, the "Credit Agreement") by and among Invacare Corporation, a corporation organized under the laws of Ohio (the "Company"), certain Borrowing Subsidiaries who are or may become party thereto (collectively with the Company, the "Borrowers"), the Banks who are or may become party thereto (collectively, the "Banks") and JPMorgan Chase Bank, N.A. as Agent for the Banks (the "Agent"). Capitalized terms which are defined in the Credit Agreement and which are used herein without definition shall have the same meanings herein as in the Credit Agreement.

          The  Borrowers  and  _________________________________  (the  "[New or
     Current] Bank") agree as follows:

          1. Subject to Section 2.4(c) of the Credit Agreement and this Bank Addition and Acknowledgement Agreement, the Borrowers hereby increase the Aggregate Commitments from $__________ to $_____________ (such increased amount not to exceed $550,000,000). This Bank Addition and Acknowledgement Agreement is entered into pursuant to, and authorized by, Section 2.4(c) of the Credit Agreement.

          2. The parties hereto acknowledge and agree that, as of the date hereof, (a) the percentage of the Aggregate Commitments under the Credit Agreement of each Bank, including without limitation, the [New or Current] Bank, (b) the Commitment under the Credit Agreement of each Bank, including, without limitation, the [New or Current] Bank, and (c) the outstanding balances of the Loans under the Credit Agreement made by each Bank, including, without limitation, the [New or Current] Bank, are each set forth on Schedule A-1 hereto.

          3. The parties hereto acknowledge and agree that, as of the Effective Date (as defined below), (a) the percentage of the Aggregate Commitments under the Credit Agreement of each Bank, including, without limitation, the [New or Current] Bank, (b) the Commitment under the Credit Agreement of each Bank, including, without limitation, the [New or Current] Bank, and
     (c) the outstanding, balances of the Loans under the Credit Agreement made by each Bank, including, without limitation, the [New or Current] Bank, are each set forth on Schedule A-2 hereto.

          4. Attached hereto is a revised Schedule 1.1 to the Credit Agreement, revised to reflect the Commitment of each Bank as of the Effective Date of this Bank Addition and Acknowledgement Agreement.

          5. The [New or Current] Bank (1) represents and warrants that it is legally authorized to enter into this Bank Addition and Acknowledgment Agreement; (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.1(d) thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Bank Addition and Acknowledgement Agreement; (iii) agrees that it will, independently and without reliance upon any other Bank or the Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iv) appoints and authorizes Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto (v) agrees that it will perform in accordance with their terms all the obligations which by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Bank; and (vi) agrees that it keep confidential all the information with respect to any Borrower furnished to it by any Borrower (other than information required or requested to be disclosed by it pursuant to regulatory requirements or legal process; information requested by and disclosed to its auditors, accountants and attorneys, provided that the [New or Current] Bank shall use its best efforts to have such Persons enter into a confidentiality agreement with respect to such information; and information generally available to the public or otherwise available to the [New or Current] Bank on a nonconfidential basis).

          6. The effective date for this Bank Addition and Acknowledgement Agreement shall be (the "Effective Date"). Following the execution of this Bank Addition and Acknowledgement Agreement, it will be delivered to the Agent for the consent of the Agent and acceptance and recording in the Register.

          7. Upon such consents, acceptance and recording, from and after the Effective Date, the [New or Current] Bank shall be a party to the Credit Agreement and the other Loan Documents to which Banks are parties and to the extent provided in this Bank Addition and Acknowledgement Agreement, have the rights and obligations of a Bank under each such Loan Document.

          8. Upon such consents, acceptance and recording, from and after the Effective Date, the Agent shall make all payments in respect of the interest assigned hereby (including payments of principal, interest, fees and other amounts) to the [New or Current] Bank.

          9. The representations and warranties of the Borrowers under the Credit Agreement and the other Loan Documents are true and correct in all material respects as of the date hereof, both before and after giving effect to the Loan requested herein.

          10. THIS BANK ADDITION AND ACKNOWLEDGEMENT AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.


                           INVACARE CORPORATION


                           By:
                                      ------------------------------------------
                           Print Name:
                                      ------------------------------------------
                           Title:
                                      ------------------------------------------

                           INVACARE (DEUTSCHLAND) GmbH


                           By:
                                      ------------------------------------------
                           Print Name:
                                      ------------------------------------------
                           Title:
                                      ------------------------------------------

                           INVACARE AUSTRALIA PTY. LTD.


                           By:
                                      ------------------------------------------
                           Print Name:
                                      ------------------------------------------
                           Title:
                                      ------------------------------------------



                           INVACARE CANADA INC.


                           By:
                                      ------------------------------------------
                           Print Name:
                                      ------------------------------------------
                           Title:
                                      ------------------------------------------


                           INVACARE S.A.


                           By:
                                      ------------------------------------------
                           Print Name:
                                      ------------------------------------------
                           Title:
                                      ------------------------------------------



                           INVACARE (UK) LIMITED


                           By:
                                      ------------------------------------------
                           Print Name:
                                      ------------------------------------------
                           Title:
                                      ------------------------------------------



                           INVACARE INTERNATIONAL SARL


                           By:
                                      ------------------------------------------
                           Print Name:
                                      ------------------------------------------
                           Title:
                                      ------------------------------------------

                           DOMUS HOMECARE AG


                           By:
                                      ------------------------------------------
                           Print Name:
                                      ------------------------------------------
                           Title:
                                      ------------------------------------------



                           INVACARE HOLDINGS CV


                           By:
                                      ------------------------------------------
                           Print Name:
                                      ------------------------------------------
                           Title:
                                      ------------------------------------------


                           SCANDINAVIAN MOBILITY INTERNATIONAL APS


                           By:
                                      ------------------------------------------
                           Print Name:
                                      ------------------------------------------
                           Title:
                                      ------------------------------------------

                           [CURRENT BANK OR NEW BANK]



                           By:
                                      ------------------------------------------
                           Print Name:
                                      ------------------------------------------
                           Title:
                                      ------------------------------------------

                           Acknowledge and Consented to:

                           JPMORGAN CHASE BANK, N.A., as Agent



                           By:
                                      ------------------------------------------
                           Print Name:
                                      ------------------------------------------
                           Title:
                                      ------------------------------------------

                                  Schedule A-1
                                       to
                   Bank Addition and Acknowledgement Agreement

                              Banks and Commitments
                             (as of the date hereof)


A. Commitment Percentage of Each Bank.


  B. Commitment of Each Bank.
         1.                                                  $
                  --------------------------                  -----------------
         2.                                                  $
                  --------------------------                  -----------------
         3.                                                  $
                  --------------------------                  -----------------
         4.       [Other]                                    $
                                                              -----------------

  C. Outstanding Balance of the Loans of Each Bank.
         1.                                                  $
                  --------------------------                  -----------------
         2.                                                  $
                  --------------------------                  -----------------
         3.                                                  $
                  --------------------------                  -----------------
         4.       [Other]                                    $
                                                              -----------------

                                  Schedule A-2
                                       to
                   Bank Addition and Acknowledgement Agreement

                              Banks and Commitments
                           (as of the Effective Date)


A. Commitment Percentage of Each Bank.


  B. Commitment of Each Bank.
         1.                                                  $
                  --------------------------                  -----------------
         2.                                                  $
                  --------------------------                  -----------------
         3.                                                  $
                  --------------------------                  -----------------
         4.       [Other]                                    $
                                                              -----------------

  C. Outstanding Balance of the Loans of Each Bank.
         1.                                                  $
                  --------------------------                  -----------------
         2.                                                  $
                  --------------------------                  -----------------
         3.                                                  $
                  --------------------------                  -----------------
         4.       [Other]                                    $
                                                              -----------------

4

                                    EXHIBIT B

                            ASSIGNMENT AND ASSUMPTION


          This Assignment and Assumption (the "Assignment and Assumption") is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the "Assignor") and [Insert name of Assignee] (the "Assignee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, the "Credit Agreement"), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

          For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Agent as contemplated below (i) all of the Assignor's rights and obligations in its capacity as a Bank under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including any letters of credit, guarantees, and swingline loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Bank) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the "Assigned Interest"). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.       Assignor:                  ______________________________

2.       Assignee:                  ______________________________
                                    [and is an Affiliate/Approved Fund of
                                    [identify Bank]2]

3. Borrower(s): Invacare Corporation and each of the Borrowing Subsidiaries party to the Credit Agreement referenced below

4.       Agent:                     JPMorgan  Chase  Bank,  N.A.,  as the
                                    administrative  agent  under the  Credit
                                    Agreement

5. Credit Agreement: The Credit Agreement dated as of January 14, 2005 among Invacare Corporation, the Borrowing Subsidiaries parties thereto, the Banks parties thereto, JPMorgan Chase Bank, N.A., as Agent, and the other agents parties thereto.

6. Assigned Interest:
------------------------------ ----------------------------- ----------------------------- ---------------------------
Facility Assigned3                 Aggregate Amount of        Amount of Commitment/Loans     Percentage Assigned of
                                 Commitment/Loans for all              Assigned              Commitment/Loans4
                                          Banks
------------------------------ ----------------------------- ----------------------------- ---------------------------
------------------------------ ----------------------------- ----------------------------- ---------------------------
                               $                             $                                               %
------------------------------ ----------------------------- ----------------------------- ---------------------------
------------------------------ ----------------------------- ----------------------------- ---------------------------
                               $                             $                                               %
------------------------------ ----------------------------- ----------------------------- ---------------------------
------------------------------ ----------------------------- ----------------------------- ---------------------------
                               $                             $                                               %
------------------------------ ----------------------------- ----------------------------- ---------------------------

Effective Date: _____________ ___, 20___ [TO BE INSERTED BY AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Assignment and Assumption are hereby agreed to:

                                    ASSIGNOR

                                                     [NAME OF ASSIGNOR]


                                                     By:________________________
                                     Title:


                                    ASSIGNEE

                                                     [NAME OF ASSIGNEE]


                                                     By:________________________
                                     Title:

Consented to and  Accepted:

JPMORGAN CHASE BANK, N.A., as
  Agent


By_________________________________
  Title:


Consented to:

INVACARE CORPORATION

By________________________________
  Title:

                                     ANNEX 1

                        STANDARD TERMS AND CONDITIONS FOR
                            ASSIGNMENT AND ASSUMPTION

          1. Representations and Warranties.

          1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of any Borrower, any of their respective Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by any Borrower, any of their respective Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

          1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Bank under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Bank, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Bank thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Bank thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.1(d) thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Agent or any other Bank, and (v) if it is a Foreign Bank, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Agent, the Assignor or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Bank.

          2. Payments. From and after the Effective Date, the Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

          3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of Illinois.

                                    EXHIBIT C

                                    AGREEMENT


          Reference is made to the Credit Agreement dated as of January 14, 2005 (as now or hereafter amended or modified from time to time, the "Credit Agreement") among INVACARE CORPORATION, an Ohio corporation (the "Company"), certain borrowing subsidiaries designated therein from time to time (the "Borrowing Subsidiaries"), the banks named therein (the "Banks"), and JPMORGAN CHASE BANK, N.A., as administrative agent for the Banks (the "Agent"). Terms defined in the Credit Agreement are used herein with the same meaning.


          1.  __________________,  a ___________ corporation (the "New Borrowing
     Subsidiary") has decided to become a Borrowing Subsidiary under the Credit Agreement, with its address for notice as described next to its signature below. The New Borrowing Subsidiary (i) confirms that it has received a copy of the Credit Agreement, together with copies of documents and information as it has deemed appropriate to make its own decision to enter into this Agreement; (ii) agrees that it will perform in accordance with all of the obligations and comply with all of the covenants that by the terms of the Credit Agreement and the other Loan Documents are required to be performed by or complied with by it as a Borrowing Subsidiary; (iii) confirms that the representations and warranties contained in Article IV of the Credit Agreement and in any other Credit Agreement applicable to a Borrowing Subsidiary are true and correct as of the date hereof as to the New Borrowing Subsidiary and (iv) authorizes Invacare Corporation, as Treasury Manager, to act as its manager under the Credit Agreement pursuant to Section 2.12 of the Credit Agreement.

          2. Upon execution and delivery of this Agreement to the Agent together with all other items required pursuant to paragraph 3, the New Borrowing Subsidiary shall be a party to the Credit Agreement and have the rights and obligations of a Borrowing Subsidiary thereunder.

          3. This Agreement shall not become effective and the New Borrowing Subsidiary shall not become a Borrowing Subsidiary under the Credit Agreement until receipt by the Agent of a certificate of incumbency of the Company and the New Borrowing Subsidiary containing, and attesting to the genuineness of, the signatures of those officers authorized to act on behalf of the New Borrowing Subsidiary in connection with this Agreement, the Credit Agreement and the other Loan Documents and on behalf of the Company in connection with this Agreement and the consummation by the New Borrowing Subsidiary and the Company of the transactions contemplated herein, certified as true and correct as of the effective date of this Agreement by a duly authorized officer of the New Borrowing Subsidiary and the Company, respectively.

          4. The Company (a) fully consents to the New Borrowing Subsidiary becoming a Borrowing Subsidiary; (b) agrees that the Guaranty with respect to the indebtedness, obligations and liabilities of the Borrowing Subsidiaries dated as of January 14, 2005 in favor of the Agent and the Banks is ratified and confirmed and shall remain in full force and effect; and (c) confirms that all indebtedness, obligations and liabilities of the Borrowing Subsidiaries, including the New Borrowing Subsidiary, are guaranteed by the Guaranty.

          5. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Illinois.

          6. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          7. Upon delivery of this executed Agreement to the Agent, the Agent shall deliver a copy of this Agreement to each Bank.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officer thereunto duly authorized as of the day and year first above written.

______________________     [NEW BORROWING SUBSIDIARY]
==============================
Attention: ___________________         By:______________________________________
Facsimile No. (___) ___-____
                                       Its:____________________________________


                                       INVACARE CORPORATION

                                       By:_____________________________________

                                       Its:___________________________________


                                       JPMORGAN CHASE BANK, N.A., as Agent

                                       By: _____________________________________

                                       Its: __________________________________

                                    EXHIBIT D

                               GUARANTY AGREEMENT


          THIS GUARANTY AGREEMENT, dated as of January 14, 2005 (this "Guaranty") made by INVACARE CORPORATION, an Ohio corporation (the
     "Guarantor"), in favor of the banks which are parties to the Credit Agreement hereinafter defined (the "Banks"), and JPMORGAN CHASE BANK, N.A., a national banking association, as administrative agent (in such capacity, the "Agent") for such Banks under the Credit Agreement.


                              W I T N E S S E T H:


          A. The Guarantor and certain subsidiaries of the Guarantor set forth on Schedule A hereto (the "Subsidiaries"), have entered into a Credit Agreement, dated as of even date herewith (as amended or modified from time to time, the "Credit Agreement") with the Agent and the Banks, pursuant to which the Banks have agreed to make Advances to the Subsidiaries and, in their sole discretion, other subsidiaries of the Guarantor (such subsidiaries and the Subsidiaries being collectively referred to herein as the "Borrowing Subsidiaries"), subject to the terms and conditions of the Credit Agreement; and

          B. As a condition to the obligation of the Banks under the Credit Agreement, the Guarantor is required to fully and unconditionally guarantee, among other things, the Advances and other obligations of the Borrowing Subsidiaries;

          NOW, THEREFORE, as an inducement to the Banks to enter into the transactions contemplated by the Credit Agreement, the Guarantor agrees with the Banks and the Agent as follows:

          1. Guarantee of Obligations. The Guarantor hereby (i) guarantees, as principal obligor and not as surety only, to the Banks the prompt payment of the principal of and any and all accrued and unpaid interest (including interest which otherwise may cease to accrue by operation of any insolvency law, rule, regulation or interpretation thereof) on (x) the Advances made to any of the Borrowing Subsidiaries, (y) reimbursement of all amounts due to the Banks upon issuance of letters of credit for the benefit of any of the Borrowing Subsidiaries, and (z) all other loans or advances by any Bank to any of the Borrowing Subsidiaries, or other obligations of any of the
     Borrowing Subsidiaries to the Agent and the Banks, including without limitation foreign exchange loans and advances which are not made pursuant to the terms of the Credit Agreement, all when due, whether by scheduled maturity, acceleration or otherwise, all in accordance with the terms of the Credit Agreement or such other documents or instruments evidencing such loans, advances or obligations (the "Other Loan Documents"), and any and all other amounts which may be payable by any of the Borrowing Subsidiaries to any Bank or the Agent in connection with or pursuant to the Credit Agreement and the Other Loan Documents, including, without limitation, default interest, indemnification payments and all reasonable costs and expenses incurred by the Banks and the Agent in connection with enforcing any obligations of the Borrowing Subsidiaries thereunder, including without limitation the reasonable fees and disbursements of counsel, (ii) guarantees the prompt and punctual performance and observance of each and every term, covenant or agreement contained in the Credit Agreement and the Other Loan Documents to be performed or observed on the part of any of the Borrowing Subsidiaries, and (iii) agrees to make prompt payment, on demand, of any and all reasonable costs and expenses incurred by the Banks or the

     Agent in connection with enforcing the obligations of the Guarantor hereunder, including, without limitation, the reasonable fees and disbursements of counsel (all of the foregoing being collectively referred to as the "Guaranteed Obligations", and the Credit Agreement and the Other Loan Documents are sometimes collectively referred to as the "Credit Agreements").

               (a) If for any reason any duty, agreement or obligation of any of the Borrowing Subsidiaries contained in the Credit Agreements shall not be performed or observed by the relevant Borrowing Subsidiary as provided therein, or if any amount payable under or in connection with the Credit Agreements shall not be paid in full when the same becomes due and payable, the Guarantor undertakes to perform or cause to be performed promptly each of such duties, agreements and obligations and to pay forthwith each such amount to the Agent for the account of the Banks regardless of any defense or setoff or counterclaim which any of the Borrowing Subsidiaries may have or assert, and regardless of any other condition or contingency.

               (b) The date and amount of advances of principal made by the Banks in respect of the Loans made to the Borrowing Subsidiaries and the aggregate principal amount thereof and accrued interest thereon shown upon the books and records of each respective Bank and in any certificate delivered by any Bank to the Guarantor in respect thereof, shall be prima facie evidence of the principal amount and accrued interest owing and unpaid on such Loans. The failure to record any such information on such books and records shall not, however, limit or otherwise affect the obligations of any of the Borrowing Subsidiaries to repay the principal amount of such Loans together with accrued interest thereon or the obligations of the Guarantor hereunder with respect thereto.

          2. Nature of Guaranty. This Guaranty is an absolute and unconditional and irrevocable guaranty of payment and not a guaranty of collection and is wholly independent of and in addition to other rights and remedies of the Banks and the Agent and is not contingent upon the pursuit by the Banks and the Agent of any such rights and remedies, such pursuit being hereby waived by the Guarantor.

          3. Waivers and Other Agreements.  The Guarantor hereby unconditionally
     (a) waives any requirement that the Banks or the Agent, upon the occurrence of an "Event of Default" (as defined in the Credit Agreement) or an event of default under any of the Other Loan Documents by any of the Borrowing Subsidiaries, first make demand upon, or seek to enforce remedies against, any or all of the Borrowing Subsidiaries before demanding payment under or seeking to enforce this Guaranty, (b) covenants that this Guaranty will not be discharged except by complete performance of all obligations of the Borrowing Subsidiaries contained in the Credit Agreements, (c) agrees that this Guaranty shall remain in full force and effect without regard to, and shall not be affected or impaired, without limitation, by any invalidity, irregularity or unenforceability in whole or in part of the Credit Agreements, or any limitation on the liability of any of the Borrowing Subsidiaries thereunder, or any limitation on the method or terms of payment thereunder which may now or hereafter be caused or imposed in any manner whatsoever, (d) waives diligence, presentment and protest with respect to, and any notice of default or dishonor in the payment of any amount at any time payable by any of the Borrowing Subsidiaries under or in connection with the Credit Agreements, and further waives any requirement of notice of acceptance of, or other formality relating to, this Guaranty and (e) agrees that the Guaranteed Obligations shall include any amounts paid by any of the Borrowing Subsidiaries to any Bank or the Agent which may be required to be returned to any of the Borrowing Subsidiaries, or to its representative or to a trustee, custodian or receiver for any of the Borrowing Subsidiaries.

          4. Obligations Absolute. The obligations, covenants, agreements and duties of the Guarantor under this Guaranty shall not be released, affected or impaired by any of the following whether or not undertaken with notice to or consent of the Guarantor: (a) any assignment or transfer, in whole or in part, of the Loans made to the Borrowing Subsidiaries or the Credit Agreements although made without notice to or consent of the Guarantor, or
     (b) any waiver by any Bank or the Agent, or by any other person, of the performance or observance by any of the Borrowing Subsidiaries of any of the agreements, covenants, terms or conditions contained in the Credit Agreements, or (c) any indulgence in or the extension of the time for payment by any of the Borrowing Subsidiaries of any amounts payable under or in connection with the Credit Agreements, or of the time for performance by any of the Borrowing Subsidiaries of any other obligations under or arising out of the Credit Agreements, or the extension or renewal thereof, or (d) the modification, amendment or waiver (whether material or otherwise) of any duty, agreement or obligation of any of the Borrowing Subsidiaries set forth in the Credit Agreements (the modification, amendment or waiver from time to time of the Credit Agreements being expressly authorized without further notice to or consent of the Guarantor), or (e) the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of any of the Borrowing Subsidiaries, or any receivership, insolvency, bankruptcy, reorganization, or other similar proceedings, affecting any of the Borrowing Subsidiaries or any of their assets, or (f) the merger or consolidation of any of the Borrowing Subsidiaries or the Guarantor with any other person, or (g) the release or discharge of any of the Borrowing Subsidiaries or the Guarantor from the performance or observance of any agreement, covenant, term or condition contained in the Credit Agreements, by operation of law, or (h) any other cause whether similar or dissimilar to the foregoing which would release, affect or impair the obligations, covenants, agreements or duties of the Guarantor hereunder.

          5. Foreign Currency. This Guaranty arises in the context of an international transaction, and the specification of payment in foreign currency to the Agent and the Banks pursuant to the Credit Agreement is of the essence. The foreign currency shall be the currency of account and payment under the Credit Agreements. The obligation of the Guarantor shall not be discharged by an amount paid in any other currency or at another place, whether pursuant to a judgment or otherwise, to the extent that the amount so paid, on prompt conversion into the foreign currency and transfer to the Agent and the Banks under normal banking procedure, does not yield the amount of foreign currency due under this Guaranty. In the event that any payment, whether pursuant to a judgment or otherwise, upon conversion and transfer, does not result in payment of the amount of foreign currency due under this Guaranty, the Agent and the Banks shall have an independent cause of action against the Guarantor for the foreign currency deficiency.

          6. Events of Default. The occurrence of any "Event of Default" (as defined in the Credit Agreement) shall be deemed an "event of default" hereunder unless waived by the Banks pursuant to paragraph 8.

          7. Remedies. Upon the occurrence and during the continuance of such event of default, the Agent may, and upon being directed to do so by the Required Banks, shall enforce its rights either by suit in equity, or by action at law, or by other appropriate proceedings, whether for the specific performance (to the extent permitted by law) of any covenant or agreement contained in this Guaranty or in aid of the exercise of any power granted in this Guaranty and may enforce payment under this Guaranty and any of its other rights available at law or in equity.

          8. Amendments, Etc. This Guaranty may be amended from time to time and any provision hereof may be waived in accordance with the requirements of
     Section 8.1 of the Credit Agreement. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantor therefrom shall be effective unless the same shall be in writing and signed by the Required Banks or all of the Banks, as the case may be, and, to the extent any rights or duties of the Agent may be affected, the Agent, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          9. Notices. All notices and other communications hereunder shall be in writing and made in accordance with Section 8.2 of the Credit Agreement.

          10. Conduct No Waiver; Remedies Cumulative. The obligations of the Guarantor under this Guaranty are continuing obligations and a fresh cause of action shall arise in respect of each event of default hereunder. No course of dealing on the part of any Bank or the Agent, nor any delay or failure on the part of any Bank or the Agent in exercising any right, power or privilege hereunder shall operate as a waiver of such right, power or privilege or otherwise prejudice any Bank or the Agent's rights and remedies hereunder; nor shall any single or partial exercise thereof preclude any further exercise thereof or the exercise of any other right, power or privilege. No right or remedy conferred upon or reserved to the Banks or the Agent under this Guaranty is intended to be exclusive of any other right or remedy, and every right and remedy shall be cumulative and in addition to every other right or remedy given hereunder or now or hereafter existing under any applicable law. Every right and remedy given by this Guaranty or by applicable law to the Banks or the Agent may be exercised from time to time and as often as may be deemed expedient by them.

          11. Reliance on and Survival of Various Provisions. All terms, covenants, agreements, representations and warranties of the Guarantor made herein or in any certificate or other document delivered pursuant hereto shall be deemed to be material and to have been relied upon by the Banks or the Agent, notwithstanding any investigation heretofore or hereafter made by the Banks or the Agent or on their behalf.

          12. No Investigation by the Banks or the Agent. The Guarantor hereby waives unconditionally any obligation which, in the absence of such provision, the Banks or the Agent might otherwise have to investigate or to assure that there has been compliance with the law of any jurisdiction with respect to the Guaranteed Obligations recognizing that, to save both time and expense, the Guarantor has requested that the Banks and the Agent not undertake such investigation. The Guarantor hereby expressly confirms that the obligations of the Guarantor hereunder shall remain in full force and effect without regard to compliance or noncompliance with any such law and irrespective of any investigation or knowledge of any Bank or the Agent of any such law.

          13. Governing Law. This Guaranty is a contract made under, and the rights and obligations of the parties hereunder, shall be governed by and construed in accordance with, the laws of the State of Illinois applicable to contracts to be made and to be performed entirely with such State without regard to the choice of law principles of such State.

          14. Headings. The headings of the various subdivisions hereof are for convenience of reference only and shall in no way modify any of its terms or provisions hereof.

          15. Construction of Certain Provisions. If any provision of this Guaranty refers to any action to be taken by any person, or which such person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such person, whether or not expressly specified in such provision.

          16. Integration and Severability. This Guaranty embodies the entire agreement and understanding between the Guarantor, the Banks and the Agent, and supersedes all prior all agreements and understandings, relating to the subject matter hereof. In any case one or more of the obligations of the Guarantor under this Guaranty shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining obligations of the Guarantor shall not in any way be affected or impaired thereby, and such invalidity, illegality or unenforceability in one jurisdiction shall not affect the validity, legality or enforceability of the obligations of the Guarantor under this Guaranty in any other jurisdiction.

          17. Indemnity. As a separate, additional and continuing obligation, the Guarantor unconditionally and irrevocably undertakes and agrees with the Banks and the Agent that, should the Guaranteed Obligations not be recoverable from the Guarantor under paragraph 1 for any reason whatsoever (including, without limitation, by reason of any provision of the Credit Agreement or any other agreement or instrument executed in connection therewith being or becoming void, unenforceable, or otherwise invalid under any applicable law) then, notwithstanding any knowledge thereof by any Bank or the Agent at any time, the Guarantor as sole, original and independent obligor, upon demand by the Agent, will make payment to the Agent for the account of the Banks and the Agent of the Guaranteed Obligations by way of a full indemnity in such currency and otherwise in such manner as is provided in the Credit Agreement or such other agreement or instrument, as the case may be.

          18. Subordination, Subrogation, Etc. The Guarantor agrees that any present or future indebtedness, obligations or liabilities of any Borrowing Subsidiary to the Guarantor shall be fully subordinate and junior in right and priority of payment to any present or future indebtedness, obligations or liabilities of any Borrowing Subsidiary to the Banks and the Agent, and the Guarantor shall not exercise any right of subrogation, reimbursement or indemnity whatsoever nor any right of recourse to security for the debts and obligations of any Borrowing Subsidiary, until all of the Guaranteed Obligations have been paid in full and are not subject to any right of revocation or rescission.

          19. Jurisdiction and Venue. The Guarantor agrees that any legal action or proceeding with respect to this Guaranty or the Credit Agreement or the transactions contemplated thereby may be brought only in any court in the State of Illinois, or any court of the United States of America sitting in the State of Illinois, and the Guarantor hereby submits to and accepts generally and unconditionally the jurisdiction of those courts with respect to its person and property, and irrevocably consents to the service of process in connection with any such action or proceeding by personal delivery to the Guarantor or by mailing thereof by registered or certified mail, postage prepaid, to the Guarantor at its address as provided by it from time to time under the Credit Agreements. Nothing in this paragraph shall affect the right of the Agent or any Bank to serve process in any other manner permitted by law or limit the right of the Agent or any Bank to bring any such action or proceeding against the Guarantor or its property in the courts of any other jurisdiction. The Guarantor hereby irrevocably waives any objection to the laying of venue of any such suit or proceeding in the above-described courts.

          20. Waiver of Jury Trial. The Agent, the Banks and the Guarantor, after consulting or having had the opportunity to consult with counsel, knowingly, voluntarily and intentionally waive any right any of them may have to a trial by jury in any litigation based upon or arising out of this Guaranty or any related instrument or agreement or any of the transactions contemplated by this Guaranty. Neither the Agent, any Bank nor the Guarantor shall seek to consolidate, by counterclaim or otherwise, any such action in which a jury trial has been waived with any other action in which a jury trial cannot be or has not been waived. These provisions shall not be deemed to have been modified in any respect or relinquished by the Agent, any Bank or the Guarantor except by a written instrument executed by all of them.

          21. Inapplicability of Surety Provisions. The parties hereby agree that the Guarantor is not a surety within the meaning of Section 1341.03 of the Ohio Revised Code.

          22. No Setoff or Deduction.

          (a) All payments by the Guarantor of any Guaranteed Obligations made hereunder shall be made free and clear of any present or future taxes or withholdings and without any set-off or counter claim or any restriction or condition or deduction whatsoever. The Guarantor shall indemnify the Agent and each Bank against any taxes or charges (other than taxes imposed on net overall income of the Bank or the Agent, by the jurisdiction, or by any political subdivision or taxing authority of any such jurisdiction, in which any Bank or the Agent, as the case may be, has its principal office) which may be claimed from it in respect of the Advances or any of them or any sum payable by the Guarantor hereunder and against any costs, charges and expenses or liabilities in respect of such claim and such indemnity shall survive the termination of the Commitments.

          (b) If at any time the Guarantor is required by law or by any directive or order of any court of competent jurisdiction to make any deduction or withholding of whatsoever nature from any payment due under this Guaranty, the Guarantor will ensure that the same does not exceed the minimum liability therefor and will (a) pay to any Bank on request such additional amount as such Bank certifies will result in the net amount received by it after all deductions being equal to the full amount which would have been receivable had there been no deduction or withholding and
     (b) pay forthwith to the relevant authorities the full amount of the deduction or withholding and deliver to the Agent such an official receipt, certificate or other proof evidencing the amount paid in respect of such deduction or withholding. Any additional amount paid under this sub-clause shall not be treated as interest but as agreed compensation.

          (c) If any payment by the Guarantor is made to or for the account of any Bank after deduction for or on account of tax, and additional payments are made by the Guarantor then, if any Bank shall receive or be granted a credit against or remission for such tax, such Bank shall, to the extent that it can do so without prejudice to the retention of the amount of such credit or remission, reimburse to the Guarantor such amount as such Bank shall, in its absolute opinion, have concluded to be attributable to the relevant tax or deduction or withholding; provided, that the Guarantor, upon the request of such Bank, agrees to repay the amount paid over to the Guarantor (plus any penalties, interest or other charges imposed by the relevant governmental entity) to such Bank in the event such Bank is required to repay any such credit, refund or other amount to such governmental entity. Nothing herein contained shall interfere with the right of any Bank to arrange its affairs in whatever manner it thinks fit and, in particular, the Banks shall not be under any obligation to claim relief from its corporation profits or similar tax liability in respect of such tax in priority to any other claims, reliefs, credits or deductions available to it nor oblige any Bank to disclose any information relating to its tax affairs. Such reimbursement shall be made as soon as reasonably practical upon such Bank certifying that the amount of such credit or remission has been received by it.

          IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered as of this 14th day of January, 2005.


                                       INVACARE CORPORATION


                                       By: __________________________________

                                       Its: _________________________________


          The undersigned hereby executes this Guaranty for the purpose of accepting it and agreeing to paragraph 20 hereof.

JPMORGAN CHASE BANK, N.A., as Agent


By: ____________________________

Its: ___________________________

Dated:  January 14, 2005

                                    EXHIBIT E

                            BID-OPTION QUOTE REQUEST

                                     [Date]


JPMorgan Chase Bank, N.A., as Agent for the Banks
1 Bank One Plaza
Chicago, IL  60670

          Invacare Corporation (the "Treasury Manager") on behalf of the Borrowers referred to below, hereby requests offers to make Bid-Option Loans comprising the Bid-Option Borrowing(s) described below pursuant to
     Section 2.2(b) of the Credit Agreement, dated as of January 14, 2005, as amended, supplemented or otherwise modified (the "Credit Agreement"), by and among INVACARE CORPORATION, an Ohio corporation (the "Company"), certain Borrowing Subsidiaries designated therein from time to time (collectively with the Company, the "Borrowers"), the Banks, and JPMORGAN CHASE BANK, N.A., as administrative agent. Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

         Date of Bid-Option Borrowing(s): ________, 200_

         Designated Borrower: _____________________

         Aggregate Amount of each Bid-Option Borrowing:   (a) _______________*
                                                          (b) ______________
                                                          (c) ______________

         Interest Period:  (a) ______________**
                               (b) ______________
                               (c) ______________

                                                     INVACARE CORPORATION

                                                     By:________________________

                                                     Its:_______________________

*Must be (a) $5,000,000 or a larger multiple of $1,000,000.

**Must comply with the definition of the term "Bid-Option Interest Period."

                                    EXHIBIT F

                        INVITATION FOR BID-OPTION QUOTES


                                     [Date]

To:      [Name of Bank]
         Attention:  ____________________

          Reference is made to the Credit Agreement, dated as of January 14, 2005, as amended, supplemented or otherwise modified (the "Credit Agreement"), by and among INVACARE CORPORATION, an Ohio corporation (the "Company") certain Borrowing Subsidiaries designated therein from time to time (collectively with the Company, the "Borrowers"), the Banks, and JPMORGAN CHASE BANK, N.A., as administrative agent (the "Agent"). Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

          Pursuant to Section 2.2(c) of the Credit Agreement, JPMorgan Chase Bank, N.A., as Agent, is pleased on behalf of the Borrowers to invite you to submit Bid-Option Quotes to the Borrowers for the Bid-Option Borrowing(s) described below.

          Date of Bid-Option Borrowing(s): ________, 200_

          Designated Borrower: ____________________

                  Aggregate Amount of Each
                   Bid-Option Borrowing:                    Interest Period:

                  (a) ____________________                (a) ________________
                  (b) ____________________                (b) ________________
                  (c) ____________________                (c) ________________

          Please respond to this invitation by no later than 9:00 a.m. (Detroit time) on _________________, 200_.*

                                             JPMORGAN CHASE BANK, N.A., as Agent

                                             By: _______________________________

                                             Its: ______________________________

*    Insert date of Bid-Option Borrowing

                                    EXHIBIT G

                                BID-OPTION QUOTE


                                     [Date]


JPMorgan Chase Bank, N.A., as Agent for the Banks
1 Bank One Plaza
Chicago, IL  60670


          Reference is made to the Credit Agreement, dated as of January 14, 2005, as amended, supplemented or otherwise modified (the "Credit Agreement"), by and among INVACARE CORPORATION, an Ohio corporation (the "Company"), certain Borrowing Subsidiaries designated therein from time to time (collectively with the Company, the "Borrowers"), the Banks, and JPMORGAN CHASE BANK, N.A., as administrative agent (the "Agent"). Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

          In response to your Invitation for Bid-Option Quotes dated _____, 200_, _________________________ (the "Bank"), hereby makes the following offer[s] to make [a] Bid-Option Loan[s]:

         1.       Quoting Bank: ____________________________

                  Contact Person: _________________________


         2. Date of proposed Borrowing: __________, 200_*


         3. Quotes:




         Principal                   Bid-Option                  Interest
         Amount**                    Rate***                     Period ****


(a)      _________                   ___________                  ___________

(b)      _________                   ___________                  ___________

(c)      _________                   ___________                  ___________

          4. The aggregate  amount of Bid-Option  Loans which may be accepted by
     the  Borrowers   pursuant  to  this  Bid-Option   Quote  shall  not  exceed
     $_____________.

          The Bank acknowledges and agrees that this Bid-Option Quote (a) is irrevocable and (b), subject to the terms and conditions of the Credit Agreement, obligates it to make a Bid-Option Loan for which any quote is accepted, in whole or in part.

                                 [Name of Bank]

                                      By: _____________________________________

                                      Its: ____________________________________




* As specified in the related Invitation for Bid-Option Quotes.

** The principal amount (a) must be $5,000,000 or a larger multiple of $1,000,000 and (b) may not exceed the aggregate amount of the related Bid-Option Borrowing specified in the related Invitation for Bid-Option Quotes.

*** Specify rate of interest per annum (rounded up to the nearest 1/100th of 1%) or applicable margin, which may be positive or negative, expressed as a percentage (rounded up to the nearest 1/100th of 1%), as the case may be.

****     As specified in the related Invitation for Bid-Option Quotes.

                                    EXHIBIT H

                      REQUEST FOR REVOLVING CREDIT ADVANCE

To each Bank party to
the referenced Credit Agreement
c/o JPMorgan Chase Bank, N.A., as Agent for the Banks
1 Bank One Plaza
Chicago, IL  60670


          Invacare Corporation, (the "Treasury Manager"), on behalf of the Borrowers referred to below, hereby requests a [insert Revolving Credit Loan or Letter of Credit Advance] pursuant to Section 2.6 of the Credit Agreement, dated as of January 14, 2005 (as amended or modified from time to time, the "Credit Agreement"), among Invacare Corporation, an Ohio corporation (the "Company"), the Borrowing Subsidiaries designated from time to time (collectively with the Company, the "Borrowers"), the Banks referenced therein, you, as administrative agent (the "Agent") for the Banks.

          [A Revolving Credit Loan is requested to be made in the amount of _________ (specify amount of Dollars or the relevant Permitted Currency), to be made on ____________, 200_ for the account of ____________ (specify Designated Borrower). Such Loan shall be a [insert Eurocurrency Rate Revolving Credit Loan, or Floating Rate Loan] and the initial Interest Period, if such requested Loan is a Eurocurrency Rate Revolving Credit Loan, shall be [insert permitted Interest Period].]

          [Such Letter of Credit Advance shall be made by the issuance by the Agent of its Letter of Credit for the account of ____________ (specify Designated Borrower) in the maximum stated amount of $___________ to and for the benefit of ________________ with a stated expiry date of _________________, 200_, and containing the further terms and conditions set forth in the attached letter of credit application to the Agent.]

          In support of this request, the Treasury Manager, on behalf of the Borrowers, hereby represents and warrants to the Agent and the Banks that:

          1. The representations and warranties contained in Article IV of the Credit Agreement are true and correct in all material respects on and as of the date hereof, and will be true and correct in all material respects on the date such Advance is made (both before and after such Advance is made), as if such representations and warranties were made on and as of such dates.

          2. No Event of Default or Default has occurred and is continuing or will exist on the date such Advance is made and such Advance shall not cause an Event of Default or Default.

          Acceptance of the proceeds of such Advance by the Designated Borrower shall be deemed to be a further representation and warranty by the Borrowers that the representations and warranties made herein are true and correct in all material respects at the time such proceeds are disbursed.

          Capitalized   terms  used  but  not  defined  herein  shall  have  the
     respective meanings assigned to them in the Credit Agreement.

                                      INVACARE CORPORATION

                                      By: _____________________________________

                                      Its: ____________________________________



Dated: ________________, 200_

                                    EXHIBIT I

                                  LEGAL OPINION




                                January 14, 2005


To each Bank party to the referenced
  Credit Agreement
c/o JPMorgan Chase Bank, N.A., as Agent for the Banks
1 Bank One Plaza
Chicago, IL  60670

Ladies and Gentlemen:

          We refer to the Credit Agreement dated as of January 14, 2005 (the "Credit Agreement") by and among Invacare Corporation, an Ohio corporation (the "Company"), certain subsidiaries designated therein (the "Borrowing Subsidiaries" and collectively with the Company, the "Borrowers"), the banks parties thereto (the "Banks"), and JPMorgan Chase Bank, N.A., as administrative agent for the Banks (in such capacity, the "Agent"). We have been requested by the Company and the Borrowing Subsidiaries listed on Schedule A attached hereto (the "Domestic Borrowing Subsidiaries") to give our opinion pursuant to Section 2.7(e) of the Credit Agreement and, for purposes of this opinion, the terms used in this opinion, which are not defined herein, shall have the respective meanings set forth in the Credit Agreement.

          We have examined the following documents and instruments: (i) the Credit Agreement, (ii) the Guaranty, and (iii) other documents relating to the transactions contemplated by the Credit Agreement (collectively, items
     (i) through (iii) are referred to as the "Loan Documents"). We have also examined and relied upon certified copies of the Company's and each Domestic Borrowing Subsidiary's articles of incorporation, by-laws and board of directors resolutions authorizing the Company's and each Domestic Borrowing Subsidiary's participation in the transactions contemplated by the Credit Agreement. We have also copies of all such documents and records of the Company and the Domestic Borrowing Subsidiaries and all such other documents and records, and have made such investigations of law, as we have deemed necessary and relevant as a basis for our opinion. With respect to material factual matters not independently established by us, we have relied upon certificates of officers of the Company and the Domestic Borrowing Subsidiaries, which reliance we deemed appropriate in the circumstances.

          Based upon the foregoing, it is our opinion that:

          1. Each of the Company and each Domestic Borrowing Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the state of its respective organization or incorporation, and each is duly qualified to do business, and is in good standing, in all additional jurisdictions where such qualification is necessary under applicable law, except where the failure to so qualify to be so would not have a material adverse effect on the business and financial condition of the Company and its Subsidiaries taken as a whole. Each of the Company and each Domestic Borrowing Subsidiary has all requisite corporate power to own or lease the properties used in its business and to carry on its business as now being conducted. The Company and each Domestic Borrowing Subsidiary has all requisite corporate power to execute and deliver the Loan Documents to which it is a party and to engage in the transactions contemplated by the Loan Documents.

          2. The execution, delivery and performance by the Company and each Domestic Borrowing Subsidiary of the Loan Documents have been duly authorized by all necessary corporate action and are not in contravention of any law, rule or regulation, or any judgment, decree, writ, injunction, order or award of any arbitrator, court or governmental authority, or of the terms of the Company's or any Domestic Borrowing Subsidiary's charter or by-laws, or of any material contract or undertaking to which the Company or any Domestic Borrowing Subsidiary is a party or by which the Company or any Domestic Borrowing Subsidiary or any of their respective property may be bound or affected, and will not result in the imposition of any Lien except for Permitted Liens.

          3. The Loan Documents to which the Company or any Domestic Borrowing Subsidiary is a party are the legal, valid and binding obligations of the Company and each Domestic Borrowing Subsidiary enforceable against the Company and each Domestic Borrowing Subsidiary in accordance with their respective terms.

          4. Schedule 4.4 of the Credit Agreement correctly sets forth the corporate name, jurisdiction of incorporation and ownership of each Subsidiary of the Company.

          5. To the best of our  knowledge  and except as set forth in  Schedule
     4.5 of the Credit Agreement, there is no action, suit or proceeding pending or threatened against or affecting the Company or any of its Subsidiaries before or by any court, governmental authority or arbitrator, which if adversely decided might result, either individually or collectively, in any material adverse change in the business, properties, operations or financial condition of the Company or any of its Subsidiaries taken as a whole or in any material adverse effect on the legality, validity or enforceability of any Credit Agreement and, to the best of the Company's knowledge, there is no basis for any such action, suit or proceeding.

          6. No consent, approval or authorization of or declaration, registration or filing with any governmental authority or any nongovernmental person or entity, including without limitation any creditor, lessor or stockholder of the Company or any of its Subsidiaries, is required on the part of the Company or any Subsidiary in connection with the execution, delivery and performance of the Loan Documents or the transactions contemplated thereby or as a condition to the legality, validity or enforceability of the Loan Documents, except where the failure to obtain such consents, approvals, authorizations, declarations, registrations or filings would not have a material adverse effect on the Company and its Subsidiaries, taken as a whole.

          This opinion is subject to the qualifications that the enforcement of the rights and remedies set forth in the Loan Documents are subject to the effect of applicable bankruptcy, insolvency and other similar laws affecting the enforcement of creditors' rights generally, and general principles of equity, whether applied in a proceeding at law or in equity.


                                                     Very truly yours,

                                    EXHIBIT J

                             COMPLIANCE CERTIFICATE

To:      The Banks party to the
         Credit Agreement Described Below

          This Compliance Certificate is furnished pursuant to that certain Credit Agreement dated as of January 14, 2005 (as amended, modified, renewed or extended from time to time, the "Credit Agreement") among Invacare Corporation (the "Company"), the other Borrowers designated therein from time to time, the banks party thereto and JPMorgan Chase Bank, N.A., as Agent for the Banks. Unless otherwise defined herein, capitalized terms used in this Compliance Certificate have the meanings ascribed thereto in the Credit Agreement.

         THE UNDERSIGNED HEREBY CERTIFIES THAT:

          1. I am the duly elected Chief Financial Officer of the Company;

          2. I have reviewed the terms of the Credit Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Company and its Subsidiaries during the accounting period covered by the attached financial statements;

          3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes a Default or Event Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth below; and

          4. Schedule I attached hereto sets forth financial data and computations evidencing the Company's compliance with certain covenants of the Credit Agreement, all of which data and computations are true, complete and correct.

          The foregoing certifications, together with the computations set forth in Schedule I and the financial statements delivered with this Certificate in support hereof, are made and delivered this _____ day of _____________, 200__.

                                            INVACARE CORPORATION


                                         By:
                                            ------------------------------------
                                            Chief Financial Officer


                              Invacare Corporation
                         Covenant Compliance Certificate
--------------- ------------------------------------------------------------------ -------------
5.2 (a)         1.       Interest Coverage Ratio
--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------
                2. Calculation of EBIT
--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------
      i         Net Income in current period
--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------
      ii        Interest Expense in current period
--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------
     iii        Taxes in current period
--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------
      iv        The  amount  of any  one-time  charge  taken as a  result of the cumulative effect from changes to GAAP after the Effective Date
--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------
      v         EBIT in current period (sum of i through iv)
--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------
                3.       Four Quarter Calculation of EBIT
--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------
      vi        EBIT from preceding fiscal quarter
--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------
     vii        EBIT from second preceding fiscal quarter
--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------
     viii       EBIT from third preceding fiscal quarter
--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------
      ix        EBIT for last four quarters (sum of v through viii)
--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------
                4.       Four Quarter Calculation of Interest Expense
--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------
      x         Interest Expense in current period (ii above)
--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------
      xi        Interest Expense in preceding fiscal quarter
--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------
     xii        Interest Expense in second preceding fiscal quarter
--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------
     xiii       Interest Expense in third preceding fiscal quarter
--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------
     xiv        Interest Expense for last four quarters (x through xiii)
--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------

--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------
      xv        Interest Coverage Ratio (ix divided by xiv)
--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------
     xvi        Minimum Interest Coverage Ratio required                             3.0 to 1.0
--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------

--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------
                Compliance (line xv greater than line xvi)                            Y / N
--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------
                                                                                     (circle)
--------------- ------------------------------------------------------------------ -------------

--------------- ------------------------------------------------------------------ -------------
5.2 (b)         5.       Net Worth
--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------
                6.       Calculation of Net Worth
--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------
      i         consolidated net worth from financial statements
--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------
      ii        comprehensive earnings (positive or negative)
--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------
     iii        Net Worth as defined in Credit Agreement (i minus ii)
--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------
                7.
--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------
      iv        Required Net Worth from prior certificate (line 5.2 (b) x)
--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------
      v         Net Income at Fiscal Year End (if less than $0 enter $0)
--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------
      vi        Net Worth increase factor                                                   50%
--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------
     vii        Current Period increase from net income (v multiplied by vi)
--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------
     viii       Required Net Worth this period (iv plus vii)
--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------

--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------
      ix                                                     Net Worth (line iii)
--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------
      x                                    Minimum Net Worth Required (line viii)
--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------

--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------
                Compliance (line ix greater than line x)?                             Y / N
--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------
                                                                                     (circle)
--------------- ------------------------------------------------------------------ -------------

--------------- ------------------------------------------------------------------ -------------
5.2 (c)         8.       Total Debt to Adjusted EBITDA
--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------
                9. Calculation of Adjusted EBITDA
--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------
      i         EBIT in current period (line 5.2 (a) v above)
--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------
      ii        Depreciation and amortization expense in current period
--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------
     iii        Extraordinary, unusual or non-recurring gains (enter as positive)
--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------
      iv        Extraordinary,  unusual or  non-recurring  non-cash losses (enter as negative)
--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------
      v         10.      Current  period  Adjusted  EBITDA  (i plus ii minus  iii
                         minus iv)
--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------

--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------
      vi        EBITDA from preceding fiscal quarter
--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------
     vii        EBITDA from second preceding fiscal quarter
--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------
     viii       EBITDA from third preceding fiscal quarter
--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------
      ix        Proforma EBITDA from  acquisitions not included in i through viii above (see attached schedule)
--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------
      x         Adjusted EBITDA for last four quarters (sum of v through viii)
--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------
                11.      Total Debt Calculation
--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------
      xi        Debt for borrowed money
--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------
     xii        Liabilities secured by any Lien
--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------
     xiii       Outstanding letters of credit
--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------
     xiv        Outstanding amount under Trade Receivables Securitization
                Transactions
--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------
      xv        Contingent  Liabilities  related to xi through xiv as required by clause (e) of the definition of Contingent Liabilities
--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------
     xvi        Total Debt in current period (sum of xi through xv)
--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------

--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------
     xvii       Total Debt to Adjusted EBITDA (xvi divided by x)
--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------
    xviii       Maximum Total Debt to Adjusted EBITDA permitted                     3.50 to 1.0
--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------

--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------
                Compliance (line xvii less than line xviii)?                          Y / N
--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------
                                                                                     (circle)
--------------- ------------------------------------------------------------------ -------------

--------------- ------------------------------------------------------------------ -------------
5.2 (d)         12.      Liens
--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------

--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------
                Compliance with 5.2 (d), including subsections (i) through (ix)?      Y / N
--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------
                                                                                     (circle)
--------------- ------------------------------------------------------------------ -------------

--------------- ------------------------------------------------------------------ -------------
5.2 (e)         13.      Merger; Etc.
--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------

--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------
                Compliance with 5.2 (e)?                                              Y / N
--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------
                                                                                     (circle)
--------------- ------------------------------------------------------------------ -------------

--------------- ------------------------------------------------------------------ -------------
5.2 (f)         14.      Disposition of Assets; Etc.
--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------

--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------
                Compliance with 5.2 (f), including subsections (i) and (ii)?          Y / N
--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------
                                                                                     (circle)
--------------- ------------------------------------------------------------------ -------------


--------------- ------------------------------------------------------------------ -------------
5.2 (g)         15.      Nature of Business
--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------

--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------
                Compliance with 5.2 (g)?                                              Y / N
--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------
                                                                                     (circle)
--------------- ------------------------------------------------------------------ -------------


--------------- ------------------------------------------------------------------ -------------
5.2 (h)         16.      Limitation on Indebtedness of Subsidiaries
--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------

--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------
                Compliance with 5.2 (h), including subsections (i) and (ii)?          Y / N
--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------
                                                                                     (circle)
--------------- ------------------------------------------------------------------ -------------


--------------- ------------------------------------------------------------------ -------------
5.2 (i)         17.      Investments
--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------

--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------
                Compliance with 5.2 (i), including subsections (i) through (xi)?      Y / N
--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------
                                                                                     (circle)
--------------- ------------------------------------------------------------------ -------------


--------------- ------------------------------------------------------------------ -------------
5.2 (j)         18.      Transactions with Affiliates
--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------

--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------
                Compliance with 5.2 (j)?                                              Y / N
--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------
                                                                                     (circle)
--------------- ------------------------------------------------------------------ -------------


--------------- ------------------------------------------------------------------ -------------
5.2 (k)         19.      Additional Covenants
--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------

--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------
                Compliance with 5.2 (k)?                                              Y / N
--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------
                                                                                     (circle)
--------------- ------------------------------------------------------------------ -------------



--------------- ------------------------------------------------------------------ -------------
5.2 (l)         20.      Acquisitions
--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------

--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------
                Compliance with 5.2 (l)?                                              Y / N
--------------- ------------------------------------------------------------------ -------------
--------------- ------------------------------------------------------------------ -------------
                                                                                     (circle)
--------------- ------------------------------------------------------------------ -------------

                                    EXHIBIT K

                           REQUEST FOR CONTINUATION OR
                       CONVERSION OF REVOLVING CREDIT LOAN



                                     [Date]



To each Bank party to
   the referenced Credit Agreement
c/o JPMorgan Chase Bank, N.A., as Agent for the Banks
1 Bank One Plaza
Chicago, IL  60670


          Invacare Corporation, (the "Treasury Manager") on behalf of the Borrowers referred to below, hereby requests that ____________ (specify amount of Dollars or relevant Permitted Currency) of the principal amount of the Revolving Credit Loan originally made on ____________, 200_, which Revolving Credit Loan is currently a [insert type of Loan], be continued as or converted to, as the case may be, a [insert type of Loan requested] denominated in _____________ (specify Dollars or relevant Permitted Currency) on ______________, 200_. If such Loan is requested to be converted to a Eurocurrency Rate Revolving Credit Loan, the Borrower hereby elects an Interest Period for such Loan of [insert permitted Interest Period].

          In support of this request, the Treasury Manager, on behalf of the Borrowers, hereby represents and warrants to the Agent and the Banks that:

          1. The representations and warranties contained in Article IV of the Credit Agreement are true and correct in all material respects on and as of the date hereof, and will be true and correct in all material respects on the date such Loan is [continued][converted] (both before and after such Loan is [continued][converted]), as if such representations and warranties were made on and as of such dates.

          2. No Event of Default or Default has occurred and is continuing or will exist on the date such [Loan][Advance] is [continued][converted] (whether before or after such Loan is [continued][converted]).

     Acceptance of the proceeds of such [continued][converted] Loan by the Designated Borrower shall be deemed to be a further representation and warranty that the representations and warranties made herein are true and correct in all material respects at the time of such [continuation] [conversion].

          Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Credit Agreement, dated as of January 14, 2005 among Invacare Corporation, an Ohio corporation (the "Company"), the Borrowing Subsidiaries designated therein from time to time (collectively with the Company, the "Borrowers"), the banks named therein, and you, as administrative agent for the Banks.

                                          INVACARE CORPORATION


                                          By: ________________________________

                                          Its: _______________________________